As filed with the Securities and Exchange Commission on July 3, 2003

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. __ ☐

MCG CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (703) 247-7500

Bryan J. Mitchell

Chief Executive Officer

MCG Capital Corporation

1100 Wilson Boulevard

Suite 3000

Arlington, VA 22209

(Name and address of agent for service)

COPIES TO

Steven B. Boehm

Cynthia M. Krus

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Stock, $0.01 par value per share	12,500,000	$15.64	$195,500,000	$15,816

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of Registrant’s common stock on the Nasdaq National Market on July 2, 2003.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION, ISSUED                       , 2003

12,500,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 12,500,000 shares of our common stock in one or more offerings.

Also, shares of our common stock may be offered from time to time by certain of our shareholders. Any selling shareholder will be identified, and the number of shares to be offered by such shareholder will be set forth in a supplement to this prospectus.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused financial services company providing financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC”. On July     , 2003, the last reported sales price on the Nasdaq National Market for our common stock was $         per share.

See “ Risk Factors” on page 9 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains other information about us.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The date of this prospectus is                  , 2003

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 12,500,000 shares of our common stock on terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more prospectus supplements. This prospectus provides you with a general description of the shares of our common stock that we or a selling shareholder may offer. Each time we or a selling shareholder use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned subsidiaries and our affiliated securitization trusts unless the context otherwise requires.

Business (Page 1)

We are a solutions-focused financial services company providing financing and advisory services to small and medium-sized companies throughout the United States in the communications, information services, media and technology industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. Though we intend to increase our level of subordinated debt and equity-based investments, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $10 million to $150 million in annual revenues that operate in our target industry sectors. As of December 31, 2002, our geographically diverse customer base consisted of 79 companies with headquarters in 28 states and Washington, D.C. In many cases, we have completed several transactions with a single customer. In 2002, 6 of our 16 originations involved existing customers. Through December 31, 2002, approximately 43% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 26% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

As of March 31, 2003, we had outstanding commercial loans of $624.1 million, a decrease of $19.7 million or 3.0% from $643.8 million at March 31, 2002 and equity investments of $35.6 million at March 31, 2003 compared to $19.4 million at March 31, 2002, an increase of $16.2 million or 83.3%. We acquire our equity investments primarily in connection with our loans, through a direct purchase or through foreclosure on a borrower’s assets or equity. For the year ended December 31, 2002, we originated approximately $146.5 million of loans, a decrease of $1.2 million or 0.8% from $147.7 million for the year ended December 31, 2001.

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout that was completed on

June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, MCG Capital Corporation will elect to be treated for federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have offices in Richmond, Virginia and Boston, Massachusetts. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Plan of Distribution (Page 105)

We may offer, from time to time, up to 12,500,000 shares of our common stock, on terms to be determined at the time of the offering.

Also, shares of our common stock may be offered from time to time by certain of our shareholders. Any selling shareholder will be identified, and the number of shares to be offered by such shareholder will be set forth in a supplement to this prospectus.

Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of an offering by us, the offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling shareholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We and the selling shareholders, if any, may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 17)

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any proceeds from the sale of our common stock by any selling shareholder.

Distributions (Page 18)

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

Dividend Reinvestment Plan (Page 92)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Risk Factors (Page 9)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”. We have a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock. Moreover, we are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

Certain Anti-Takeover Measures (Page 102)

MCG Capital’s certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Dividend Reinvestment Plan Fees(2)	None
Annualized Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating Expenses(4)	5.73%
Interest Expense(5)	2.73%
Total Annual Expenses(6)	8.46%

(1)	In the event that shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses associated with the dividend reinvestment plan are included in “Operating Expenses” as described in (4) below.
(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which at March 31, 2003 was $359.2 million.
(4)	“Operating Expenses” are based on annualized operating expenses for the three months ended March 31, 2003 excluding interest on indebtedness. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”. These expenses may not be indicative of expenses for a full fiscal year.
(5)	“Interest Expense” is based on annualized interest expense for the three months ended March 31, 2003. For the three months ended March 31, 2003, the weighted average interest rate on our borrowings was 2.80%, including amortization of debt issuance costs. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources”. Prior to our election to be regulated as a business development company, we maintained a higher level of borrowings than we are permitted to have as a business development company.
(6)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 4.15% based on annualized March 31, 2003 operating and interest expenses and March 31, 2003 consolidated total assets.

This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$83	$241	$388	$713

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Consolidated Financial Statements and notes thereto. As discussed in Note A to the Consolidated Financial Statements, we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of our financial results in the future. The selected financial data excluding the number of portfolio companies and number of employees data for each of the periods noted below, except for the three months ended March 31, 2003 and 2002, have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, independent auditors. See “Experts”. The selected financial data for the periods prior to June 25, 1998 under the heading “Predecessor as a division of Signet Bank” reflects our operations as a division of First Union National Bank and Signet Bank. The data presented for the three-month periods ended March 31, 2003 and 2002 are derived from unaudited financial data and include, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary to present fairly the data for such period. The results for the three-month period ended March 31, 2003 are not necessarily indicative of results to be expected for the full year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 20 and “Senior Securities” on page 46.

	Post-IPO as a Business Development Company
(Dollars in thousands except per share data)	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002	Year Ended December 31, 2002	One Month Ended December 31, 2001
Income Statement Data:
Operating income	$18,539	$17,054	$76,933	$6,012
Net operating income (loss) before investment gains and losses (a)	10,946	9,955	44,751	(1,608)
Income (loss) before cumulative effect of accounting changes	8,897	3,721	3,215	(2,270)
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	8,897	3,721	3,215	(6,742)

Per Common Share Data:
Income (loss) before cumulative effect of accounting changes per common share—basic and diluted	$0.30	$0.14	$0.11	$(0.08)
Earnings (loss) per common share—basic and diluted	0.30	0.14	0.11	(0.25)
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	0.36	0.37	1.57	(0.06)
Net asset value per common share	11.49	12.25	11.56	12.46
Dividends declared per common share	0.40	0.41	1.76	0.86 (d)

Selected Period-End Balances:
Total investment portfolio	$648,422	$650,414	$676,092	605,069
Total assets	731,581	702,999	744,993	673,066
Borrowings	354,908	338,880	363,838	287,808

Other data:
Number of portfolio companies	77	77	79	74
Number of employees	56	57	56	57

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This information is not included because it is not meaningful for comparative purposes.
(c)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.
(d)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.

	Pre-IPO prior to becoming a Business Development Company					Predecessor as a division of Signet Bank
(Dollars in thousands except per share data)	Eleven Months Ended November 30, 2001		Year Ended December 31, 2000	Year Ended December 31, 1999	June 25, 1998 through December 31, 1998	January 1, 1998 through June 24, 1998
Income Statement Data:
Operating income	$65,789		$63,750	$28,429	$10,256	$9,975
Net operating income (loss) before investment gains and losses (a)	28,471		27,063	7,730	1,570	2,727
Income (loss) before cumulative effect of accounting changes	8,779		14,071	5,783	800	1,966
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	10,556		14,071	5,783	800	1,974

Per Common Share Data:
Income (loss) before cumulative effect of accounting changes per common share—basic and diluted	$0.69		$1.35	$0.87	$0.13	(b	)
Net operating income (loss) before investment gains and losses per common share basic and diluted (a)	2.23		2.59	1.17	0.25	(b	)
Earnings (loss) per common share—basic and diluted	0.83		1.35	0.87	0.13	(b	)
Net asset value per common share	13.31		12.54	10.01	9.10	(b	)
Dividends declared per common share	—		—	—	—	(b	)

Selected Period-End Balances:
Total investment portfolio	(c	)	$490,892	$301,963	$180,865	(c	)
Total assets	(c	)	526,493	326,314	199,432	(c	)
Borrowings	(c	)	356,833	248,217	138,785	(c	)

Other data:
Number of portfolio companies	(c	)	70	52	37	(c	)
Number of employees	57		46	33	27	(b	)

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This information is not included because it is not meaningful for comparative purposes.
(c)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.
(d)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2003. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2003	2002
(in thousands, except per share amounts)	Qtr 1	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$18,539	$17,054	$19,433	$20,138	$20,308
Net operating income (loss) before investment gains and losses (a)	10,946	9,955	11,450	11,653	11,693
Income (loss) from continuing operations	8,897	3,721	9,426	(3,461)	(6,471)
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	8,897	3,721	9,426	(3,461)	(6,471)
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	$0.36	$0.37	$0.42	$0.39	$0.39
Income (loss) from continuing operations per common share—basic and diluted	$0.30	$0.14	$0.34	$(0.12)	$(0.22)
Earnings (loss) per common share—basic and diluted	$0.30	$0.14	$0.34	$(0.12)	$(0.22)

	2001			Two Months Ended November 30, 2001	One Month Ended December 31, 2001
(in thousands, except per share amounts)	Qtr 1	Qtr 2	Qtr 3
Operating income	$17,912	$17,689	$18,725	$11,463	$6,012
Net operating income (loss) before investment gains and losses (a)	7,075	7,070	8,179	6,147	(1,608)
Income (loss) from continuing operations	3,553	2,815	(1,074)	3,485	(2,270)
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	5,330	2,815	(1,074)	3,485	(6,742)
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	$0.56	$0.56	$0.65	$0.47	$(0.06)
Income (loss) from continuing operations per common share—basic	$0.28	$0.22	$(0.08)	$0.27	$(0.08)
Income (loss) from continuing operations per common share—diluted	$0.28	$0.22	$(0.08)	$0.26	$(0.08)
Earnings (loss) per common share—basic	$0.42	$0.22	$(0.08)	$0.27	$(0.25)
Earnings (loss) per common share—diluted	$0.42	$0.22	$(0.08)	$0.26	$(0.25)

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

We have a limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

Prior to our initial public offering in December 2001, we had not operated as a business development company under the Investment Company Act of 1940 or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. In addition, prior to our initial public offering, our management had no prior experience managing a business development company or regulated investment company. We cannot assure you that we will be able to operate successfully as a business development company and a regulated investment company.

Because there is generally no established market for which to value our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities pursuant to our valuation policy. These determinations of fair value necessarily will be somewhat subjective. Accordingly, these values may differ materially from the values that would be determined by a third party or placed on the portfolio if there existed a market for our loans and equity securities.

We make loans to and invest in privately owned small- and medium-sized companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately owned businesses. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industry sectors in which our portfolio is concentrated experience adverse economic or business conditions, our operating results may be negatively impacted.

Our customers are primarily in the communications, information services, media and technology industry sectors. These customers can experience adverse business conditions or risks related to their industries. See “Business—Market Opportunity” for a discussion of the types of businesses in each sector that we target.

•	Many media companies rely on advertising, which tends to be cyclical and influenced by macro-economic factors, as their primary revenue stream. In addition, many media companies are subject to risks associated with the increasing cost of raw material commodities such as paper, printing and postage, and broadcasters are subject to the risks associated with a regulated environment. Over the last twelve to eighteen months, we have been negatively affected by our customers in the magazine publishing sector, in particular those with substantial exposure to financial services, telecommunications and technology advertising. These advertising categories have experienced steeper declines in this economic recession than the general advertising market.

•	Communications companies often have high customer acquisition costs and require significant liquidity. As a result, these companies require significant infusions of capital and would be adversely affected by a disruption in their ability to raise capital. In addition, such companies are subject to the risks associated with a changing regulatory environment. Much of the current difficulty facing the industry is a function of overcapacity and speculation by investors related to ongoing deregulation and future demand related to the internet and emerging broadband applications.

•	Information services businesses are subject to risks associated with their dependence on intellectual property assets. If their ability to access critical intellectual property rights is impaired, their businesses could be suddenly and adversely affected. Other risks for information services businesses include the possibility of innovations that render certain services obsolete.

•	Providers of technology may experience significant costs in keeping their products and services technologically up-to-date. Some also have high fixed costs and capital expenditure requirements that require significant access to capital.

Accordingly, if our customers suffer (as some customers currently are) due to these adverse business conditions or risks or due to economic slowdowns or downturns in these industry sectors, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted. Furthermore, if demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

The current economic recession or any future economic recessions or downturns could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to the current economic recession or any future economic recessions or downturns and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The current economic recession has led, and any future economic recessions could lead, to financial losses in our portfolio and a decrease in net income. Unfavorable economic conditions could also lead to a decrease in revenues and assets.

Our customers are primarily concentrated in the communications, information services, media and technology industry sectors. Accordingly, an economic downturn could disproportionately impact these industry sectors causing us to be more vulnerable to losses in our portfolio and experience diminished demand for capital in these industry sectors and, consequently, our operating results may be negatively impacted.

At March 31, 2003 and December 31, 2002, there were $18.4 million and $21.5 million, respectively, of loans, or approximately 2.8% or 3.1%, respectively, of the investment portfolio, greater than 60 days past due. At March 31, 2003, including $8.1 million of the loans greater than 60 days past due, there were $44.8 million of loans, or approximately 6.8% of the investment portfolio, on non-accrual status. At December 31, 2002, including all $21.5 million of the loans greater than 60 days past due, there were $42.7 million of loans on non-accrual status representing 6.2% of the investment portfolio. The non-accrual and past due loans primarily represented borrowers in the publishing, telecommunications and paging businesses. Portions of the trade publishing industry which are dependent on financial, technology or telecommunications advertising, continue to experience sluggish advertising revenue. Certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans. At March 31, 2003, of the $34.2 million of loans to our majority owned companies, $18.0 million were on non-accrual status. At December 31, 2002, of the $26.1 million of loans to our majority owned companies, $10.2 million were on non-accrual status. As of March 31, 2003, there were no loans to controlled companies. At December 31, 2002, $10.3 million of the loans to our controlled companies were on non-accrual status. As of March 31, 2003 and December 31, 2002, none of the loans to our other affiliates were on non-accrual status.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We will elect to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our securitization facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business.

As of March 31, 2003, we had $354.9 million of outstanding borrowings under our securitization facilities. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. As of March 31, 2003, the weighted average annual interest rate on all of our outstanding borrowings was 2.29%. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2003 total assets of at least 1.11%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $169.7 million as of March 31, 2003.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At March 31, 2003, this ratio was approximately 205%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-22.63%	-12.45%	-2.26%	7.92%	18.11%

(a)	Assumes $731.6 million in total assets, $354.9 million in debt outstanding, $359.2 million in stockholders’ equity and an average cost of funds of 2.29%, which was our weighted average borrowing cost at March 31, 2003.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our $200 million variable funding securitization facility is scheduled to terminate on July 7, 2005, or sooner (but not earlier than January 3, 2004) if the liquidity support provided to the facility is not renewed. Our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company”. Also, restrictions and provisions in our securitization facilities limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”. We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations rapidly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Bryan J. Mitchell, our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. Mr. Mitchell was diagnosed in May 1999 with adenocarcinoma, a form of colon cancer, for which he was treated through surgery and a series of post-operative treatments that ended in December 1999. Mr. Mitchell’s illness is in remission and has not significantly impaired his ability to perform his duties. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our securitization facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default.

Fluctuations in interest rates could adversely affect our income.

A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. Approximately 89% of the loans in our portfolio, based on amounts outstanding as of March 31, 2003, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 11% were at fixed rates. From April 1, 2002 to March 31, 2003, three-month LIBOR has declined from 2.03% to 1.28%. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce.

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Risks Related to the Offering of our Common Stock

Certain stockholders, directors and executive officers will continue to have substantial ownership in us after the offering of shares of our common stock pursuant to this prospectus and any prospectus supplement and this could limit your ability to influence the outcome of key transactions, including a change of control.

Directors, executive officers and entities affiliated with them owned approximately 39% of the outstanding shares of our common stock at June 17, 2003. As a result, these stockholders, if acting together, may be able to exert influence over our management and policies. These stockholders or their affiliates may acquire additional equity in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. For information about a current securities class action lawsuit filed against us, see “Business—Legal Proceedings.”

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation (1) the current economic downturn is impairing our customers’ ability to repay our loans and increasing our non-performing assets, (2) the current economic downturn is disproportionately impacting the communications, information services, media and technology industries in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors, (3) a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities, (4) interest rate volatility could adversely affect our results; (5) the risks associated with the possible disruption in our operations due to terrorism and (6) the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any of the proceeds from the sale of our common stock by any selling shareholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” We completed our initial public offering of common stock in December 2001 at the price of $17.00 per share. Prior to such date there was no public market for our common stock.

The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market and the dividends declared by us for each fiscal quarter since the fourth quarter of 2001. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV		Premium/ Discount of Low Sales Price to NAV		Cash Dividend Per Share(b)
		High	Low
Fiscal 2001
Fourth quarter (beginning November 28, 2001)	$12.46	$17.80	$14.95	143%		120%		$0.86
Fiscal 2002
First quarter	12.25	19.55	15.66	160		128		0.41
Second quarter	12.62	19.70	15.82	156		125		0.47
Third quarter	12.13	17.68	13.03	146		107		0.46
Fourth quarter	11.56	14.00	8.40	121		73		0.42
Fiscal 2003
First quarter	11.49	11.85	9.09	103		79		0.40
Second quarter	*	15.99	9.95		*		*	0.41
Third quarter (through July , 2003)

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on July     , 2003 was $         per share. As of July     , 2003, we had      shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the fourth quarter of 2002 and the first quarter of 2003, our shares of common stock traded at a discount to the net assets attributable to those shares. As of July      2003, our shares of common stock traded at a premium of approximately      % to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
June 16, 2003	June 23, 2003	July 30, 2003	$0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$3.43

The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company. Dividends are paid on all shares including restricted stock.

Our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company”. Covenants and provisions in our credit facilities currently limit the ability of MCG Finance II, LLC, MCG Finance III, LLC and our securitization trusts to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan”.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION  AND RESULTS OF OPERATIONS

Overview

The information contained in this section should be read in conjunction with the Selected Consolidated Financial and Other Data and our Consolidated Financial Statements and notes thereto appearing elsewhere in this prospectus.

MCG Capital Corporation is a solutions-focused financial services company providing financing and advisory services to small and medium-sized companies throughout the United States in the communications, information services, media and technology industry sectors. On December 4, 2001, we completed an initial public offering of 13,375,000 shares of our common stock and a concurrent private offering of 625,000 shares of our common stock with gross proceeds totaling $237.3 million. Upon completion of these offerings, we became an internally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. MCG Capital Corporation will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. On June 17, 2002, MCG raised $54.0 million of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share.

The results of operations for the quarter ended March 31, 2003, the year ended December 31, 2002 and the one-month period from December 1, 2001 through December 31, 2001 reflect our results as a business development company under the Investment Company Act of 1940. The one-month period from December 1, 2001 through December 31, 2001 includes a one-time conversion adjustment. The eleven-month period from January 1, 2001 through November 30, 2001 reflects our results prior to operating as a business development company under the Investment Company Act of 1940. The principal differences between these two reporting periods relate to accounting for investments and income taxes. See Note A to our Consolidated Financial Statements. In addition, certain prior year items have been reclassified to conform to the current year presentation as a business development company.

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout that was completed on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

Portfolio Composition and Asset Quality

Our primary business is lending to and investing in businesses, primarily in the communications, information services, media, and technology industry sectors, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights. The increase in investments during 2002 was primarily attributable to originated debt securities, including $55.5 million of subordinated debt to four companies. Though we intend to increase our level of subordinated debt and equity-based investments, we expect a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. The total portfolio value of investments in publicly traded and non-publicly traded securities was $659.7 million, $688.9 million, $617.2 million, and $510.9 million at March 31, 2003 and December 31, 2002, 2001, and 2000, respectively (exclusive of unearned income). See Note A to our consolidated financial statements for further discussion of investment valuations.

Total portfolio investment activity as of and for the three months ended March 31, 2003 and years ended December 31, 2002, 2001, and 2000 was as follows:

(dollars in millions)	March 31, 2003	December 31, 2002	December 31, 2001 (a)		December 31, 2000 (a)
Beginning Portfolio	$688.9	$617.2	$510.9		$313.4
Originations/Draws/Advances on Loans	6.2	185.0	196.2		280.0
Originations/Warrants Received on Equity	16.2	12.8	19.8		4.0
Gross Payments/Reductions	(22.2)	(52.4)	(48.4)		(25.9)
Early Pay-offs/Sales of Securities	(27.3)	(32.2)	(33.0)		(62.8)
Charge-offs/Write-downs	—	—	(14.8	) (b)	(0.5)
Realized Gains on Investments	—	—	—		2.6
Realized Losses on Investments	(19.7)	(9.6)	(1.7)		(0.5)
Unrealized Appreciation in Investments	21.4	3.6	2.6		0.6
Unrealized Depreciation in Investments	(3.8)	(35.5)	(14.4)		—

Ending Portfolio	$659.7	$688.9	$617.2		$510.9

(a)	Balances prior to our election to be regulated as a business development company primarily include amounts at cost.
(b)	Represents $14.8 million of loan charge-offs against the allowance for loan losses previously provided for prior to our election to be regulated as a business development company. We had provided for loan losses of $20.3 million from inception through November 30, 2001 including $2.0 million of allowance recorded in the asset acquisition on June 24, 1998.

Business activity for the three months ended March 31, 2003 included restructuring several portfolio investments. MCG’s loan originations for the three months ended March 31, 2003 amounted to less than $1.0 million. MCG maintained an active pipeline of new investment opportunities, however, there were no investments in new portfolio companies during the quarter.

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2003:

	March 31, 2003
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$556.0	84.3%
Subordinated Debt	68.2	10.3%
Equity	27.5	4.2%
Warrants to Acquire Equity	7.7	1.2%
Equity Appreciation Rights	0.3	0.0%

	$659.7	100.0%

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2002, 2001 and 2000:

	December 31, 2002		December 31, 2001		December 31, 2000
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$602.1	87.4%	$588.2	95.3%	$494.2	96.8%
Subordinated Debt	66.7	9.7%	7.8	1.2%	7.1	1.4%
Equity	13.2	1.9%	15.5	2.5%	4.6	0.9%
Warrants to Acquire Equity	6.6	1.0%	5.4	0.9%	3.9	0.8%
Equity Appreciation Rights	0.3	0.0%	0.3	0.1%	0.3	0.1%

Total	$688.9	100.0%	$617.2	100.0%	$510.1	100.0%

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at fair value at March 31, 2003 and December 31, 2002 and 2001:

	March 31, 2003		December 31, 2002		December 31, 2001
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$210.5	31.9%	$212.5	30.8%	$171.9	27.8%
Publishing	102.0	15.5%	115.4	16.7%	117.1	19.0%
Broadcasting	80.1	12.1%	94.2	13.7%	50.9	8.3%
Telecommunications	140.5	21.3%	138.3	20.1%	153.6	24.9%
Information Services	74.3	11.2%	76.4	11.1%	72.5	11.8%
Technology	36.9	5.6%	36.5	5.3%	23.8	3.8%
Security Alarm	13.6	2.1%	13.9	2.0%	25.0	4.0%
Other	1.8	0.3%	1.7	0.3%	2.4	0.4%

Total	$659.7	100.0%	$688.9	100.0%	$617.2	100.0%

Set forth below is a table showing MCG’s loan originations by industry for the years ended December 31, 2002 and 2001:

	Year Ended December 31,
	2002		2001
(dollars in millions)	Amount	Percentage of Total	Amount	Percentage of Total
Media
Newspaper	$47.6	32.5%	$39.3	26.6%
Publishing	27.2	18.6%	27.3	18.5%
Broadcasting	42.5	29.0%	21.2	14.4%
Telecommunications	3.0	2.0%	20.2	13.7%
Information Services	12.0	8.2%	32.7	22.1%
Technology	14.1	9.6%	—	0.0%
Security Alarm	0.1	0.1%	7.0	4.7%

Total	$146.5	100.0%	$147.7	100.0%

The following table summarizes MCG’s assets held and income from majority owned companies, controlled companies and other affiliates:

	March 31, 2003	December 31,
(dollars in thousands)		2002	2001
Assets Held:
Majority Owned Companies (a):
Loans at fair value	$34,159	$26,121	$20,247
Non-accrual loans at fair value included above	18,000	10,247	—
Equity Investments at fair value	18,447	9,207	13,240
Controlled Companies (b):
Loans at fair value	—	10,292	—
Non-accrual loans at fair value included above	—	10,292	—
Equity Investments at fair value	4,062	—	—
Other Affiliates (c):
Loans at fair value	33,214	34,304	37,706
Non-accrual loans at fair value included above	—	—	—
Equity Investments at fair value	495	321	1,390

		Post-IPO as a Business Development Company
	Three Months Ended March 31, 2003	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2001
Income Recognized:
From Majority Owned Companies (a):
Interest and fee income	$548	$1,645	$120	$4,187	$4,307
Net change in unrealized appreciation (depreciation) on investments	2,711	(13,695)	35	(15)	20
Realized losses on investments	(5,585)	—	—	—	—
From Controlled Companies (b):
Interest and fee income	—	1,006	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(317)	(7,189)	—	—	—
Realized losses on investments	(5,812)	—	—	—	—
From Other Affiliates (c):
Interest and fee income	955	3,974	432	5,183	5,615
Net change in unrealized appreciation (depreciation) on investments	174	(1,089)	284	—	284
Realized losses on investments	—	—	—	(1,080)	(1,080)

(a)	Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(b)	Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(c)	Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.

Asset Quality

Asset quality is generally a function of our underwriting and ongoing management of our investment portfolio. As a business development company, our loans and equity investments are carried at market value or, in the absence of market value, at fair value as determined by our board of directors in good faith on a quarterly basis. As of March 31, 2003 and December 31, 2002 and 2001, unrealized depreciation on investments totaled $25.5 million, $43.1 million and $11.2 million, respectively. For additional information on the increase in unrealized depreciation on investments, see the section entitled “Reconciliation of Net Operating Income to Net Increase (Decrease) in Stockholders’ Equity from Earnings (Loss)”.

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2003 and December 31, 2002 and 2001:

(dollars in millions)

	March 31, 2003		December 31, 2002		December 31, 2001
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$112.0	17.0%	$109.3	15.9%	$135.2	21.9%
2	273.1	41.4%	296.6	43.1%	275.1	44.5%
3	206.1	31.2%	225.0	32.6%	158.6	25.7%
4	54.6	8.3%	39.5	5.7%	46.7	7.6%
5	13.9	2.1%	18.5	2.7%	1.6	0.3%

	$659.7	100.0%	$688.9	100.0%	$617.2	100.0%

We monitor loan concentrations in our portfolio, both on an individual loan basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. At March 31, 2003, of the investments with a 5 rating, $6.6 million are loans, all of which are on non-accrual. Of the investments with a 4 rating, $50.3 million are loans, of which $32.0 million are on non-accrual. At December 31, 2002, of the investments with a 5 rating, $18.0 million were loans, of which $16.9 million were on non-accrual. Of the investments with a 4 rating, $35.4 million were loans, of which $19.6 million were on non-accrual.

We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

At March 31, 2003 and December 31, 2002, there were $18.4 million and $21.5 million, respectively, of loans, or approximately 2.8% or 3.1%, respectively, of the investment portfolio, greater than 60 days past due. At March 31, 2003, including $8.2 million of the loans greater than 60 days past due, there were $44.8 million of loans, or approximately 6.8% of the investment portfolio, on non-accrual status. At December 31, 2002, including all $21.5 million of the loans greater than 60 days past due, there were $42.7 million of loans on non-accrual status representing 6.2% of the investment portfolio. The non-accrual and past due loans primarily represented borrowers in the publishing, telecommunications and paging businesses. Portions of the trade publishing industry which are dependent on financial, technology or telecommunications advertising, continue to experience sluggish advertising revenue. Certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans. Of the loans to our majority owned companies, $18.0 million, $10.2 million and $0 were on non-accrual status at March 31, 2003 and December 31, 2002 and 2001, respectively. As of March 31, 2003, there were no loans to controlled companies. At December 31, 2002 and 2001, $10.3 million and $0 million, respectively of the loans to our controlled companies were on non-accrual status. As of March 31, 2003 and December 31, 2002, none of the loans to our other affiliates were on non-accrual status. At December 31, 2001, there were $8.6 million of loans greater than 60 days past due representing 1.4% of the investment portfolio, primarily representing borrowers in the telecommunications industry, of which $0.2 million were on non-accrual status. At December 31, 2000, there were no loans greater than 60 days past due or on non-accrual status.

When principal and interest on a loan is not paid within the applicable grace period, we will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan that is out of compliance, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

Prior to our conversion to a business development company, we provided an allowance for loan losses estimated to be sufficient to absorb probable future losses, net of recoveries. From inception through November 30, 2001, we had provided $20.3 million of allowance for loan losses, including $2.0 million of allowance recorded in the asset acquisition and had charged-off $14.8 million. We had no charge-offs during the year ended December 31, 2000.

Results of Operations

Comparison of the Three Months Ended March 31, 2003 and 2002

The following table shows our selected consolidated operating data for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31,
(dollars in thousands)	2003	2002
Operating income
Interest and fees on commercial loans	$17,828	$15,589
Advisory fees and other income	711	1,465

Total operating income	18,539	17,054
Operating expenses
Interest expense	2,447	2,496
Employee compensation:
Salaries and benefits	1,884	2,021
Long-term incentive compensation	1,526	1,526

Total employee compensation	3,410	3,547
General and administrative expense	1,736	1,056

Total operating expenses	7,593	7,099

Net operating income (a)	$10,946	$9,955

(a)	Represents net operating income before investment gains and losses in the Consolidated Statements of Operations.

Operating Income

Operating income includes interest income on commercial loans, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income from the three months ended March 31, 2002 compared to the same period in 2003 is attributable to the following items:

Three Months Ended March 31, 2003 vs. 2002
(dollars in thousands)
Change due to:
Asset growth (a)	$1,509
Change in LIBOR (a)	(848)
Change in spread (a)	1,544
Increase in fee income	34
Advisory and other income	(754)

Total change in operating income	$1,485

(a)	The change in interest income due to change in LIBOR, change in spread and loan growth has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating income for the three months ended March 31, 2003 increased $1.4 million, or 8.7%, to $18.5 million from $17.1 million for the three months ended March 31, 2002. Loan interest increased by $2.2 million for the three months ended March 31, 2003 as compared to the three months ended March 31, 2002.

Average three month LIBOR decreased 58 basis points over these periods from 1.91% to 1.33%, decreasing income by $0.8 million. Average commercial loans increased 10.5% for the three months ended March 31, 2003 when compared to the three months ended March 31, 2002, contributing a $1.5 million increase in income. The coupon spread increased 100 basis points for the three months ended March 31, 2003 when compared to the three months ended March 31, 2002, resulting in a $1.5 million increase in income. Advisory and other income for the three months ended March 31, 2003 decreased $0.8 million to $0.7 million from $1.5 million for the three months ended March 31, 2002 as a greater number of financial advisory projects were completed during the first quarter of 2002. The loan growth and increase in weighted average spreads more than offset the affects of the decreases in LIBOR rates and decline in advisory and other income from the three months ended March 31, 2002 to the same period in 2003.

Operating Expenses

Operating expenses include interest expense on borrowings, including amortization of deferred debt issuance costs, employee compensation, and general and administrative expenses.

The change in operating expenses from the three months ended March 31, 2002 compared to the same period in 2003 is attributable to the following items:

Three Months Ended March 31, 2003 vs. 2002
(dollars in thousands)
Change due to:
Increase in borrowings (a)	$409
Change in LIBOR (a)	(434)
Change in spread (a)	128
Debt cost amortization	(152)
Salaries and benefits	(137)
General and administrative expense	680

Total change in operating expense	$494

(a)	The change in interest expense due to decrease in borrowings, change in LIBOR, and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the three months ended March 31, 2003 increased $0.5 million, or 7.0%, to $7.6 million from $7.1 million for the three months ended March 31, 2002. Borrowing costs decreased slightly from $2.5 million for the three months ended March 31, 2002 to $2.4 million for the three months ended March 31, 2003. Average three month LIBOR decreased 58 basis points over these periods from 1.91% to 1.33%, which caused interest expense to decline by $0.4 million. Average borrowings increased 21.8%, increasing interest expense by $0.4 million. The increase in spreads caused interest expense to rise by $0.1 million. Salaries and benefits declined $0.1 million. Long-term incentive compensation related to the amortization of restricted stock awards and the treatment of dividends on certain shares of common stock securing employee loans as compensation was constant quarter to quarter. General and administrative expenses increased $0.7 million for the three months ended March 31, 2003 as compared to the same period in 2002 primarily due to higher expenses related to servicing and restructuring the credit challenged portion of our portfolio as well as an increase in certain general and administrative expenses associated with MCG’s expanded operations.

Net Operating Income

Net operating income before investment gains and losses (NOI) for the quarter ended March 31, 2003 totaled $10.9 million compared with $10.0 million for the quarter ended March 31, 2002.

Net Investment Gains and Losses

Realized losses for the three months ended March 31, 2003 totaled $19.7 million substantially offset by a reversal of unrealized depreciation of $18.9 million related to transactions involving four of our portfolio companies.

In January 2003, we completed a transaction to sell the debt securities of one of our portfolio companies, VS&A-PBI Holding LLC, at a price below par. The sale was the result of an agreement between the senior lending syndicate and the equity sponsor. In conjunction with this transaction, we realized a loss of $7.9 million. In February 2003, we completed a transaction to acquire the assets of one of our portfolio companies, NBG Radio Networks, Inc., in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, Inc., controlled by us. In conjunction with this transaction, we realized a loss of $0.4 million. Also in February 2003, we converted $7.5 million of the senior debt of one of our portfolio companies, AMI Telecommunications, Inc., to equity and realized a loss of $5.6 million. In March 2003, we converted $8.6 million of senior debt and $1.3 million of debtor in possession financing of one of our portfolio companies, Intellisec Holdings, Inc., to equity and realized a loss of $5.8 million. The name of the company was also changed from Intellisec Holdings, Inc. to National Systems Integration, Inc.

There were no realized gains or losses for the three months ended March 31, 2002.

The net change in unrealized depreciation on investments of $17.6 million for the three months ended March 31, 2003 consisted of $2.5 million of gross appreciation, $3.8 million of gross depreciation and $18.9 million of unrealized depreciation reversed and recorded as realized losses (as discussed above). Over 60% of the $2.5 million of appreciation is related to equity investments in two UNE-P CLEC (unbundled network elements-platform competitive local exchange carrier) telecommunications companies and more than 60% of the $3.8 million of depreciation is related an equity investment in a controlled portfolio company, Biznessonline.com, Inc., which recently completed an acquisition.

The net change in unrealized depreciation on investments for the three months ended March 31, 2002 of $6.2 million, reflects the change in fair value primarily for assets in the telecommunications, security alarm and publishing sectors. The net decrease (increase) in unrealized depreciation on investments for the three months ended March 31, 2002 consisted of $1.0 million of gross appreciation and $7.2 million of gross depreciation.

The following table summarizes our realized gains and losses on investments for the three months ended March 31, 2003. There were no realized gains and losses for the three months ended March 31, 2002:

MCG Capital Corporation

Summary of Realized Gains and Losses on Investments

(dollars in thousands)

		Three Months Ended March 31,
Portfolio Company	Sector	2003	2002
Realized gains (losses) on loans
VS&A-PBI Holding LLC	Publishing	$(7,901)	$—
National Systems Integration	Security Alarm	(5,812)	—
AMI Telecommunications Corporation	Telecommunications	(5,585)	—
NBG Radio Network, Inc.	Broadcasting	(398)	—

		(19,696)	—

Realized gains (losses) on equity investments
None		—	—

		—	—

Realized gains (losses) on investments		$(19,696)	$—

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the three months ended March 31, 2003 and 2002:

MCG Capital Corporation

Summary of Net Change in Unrealized Appreciation and Depreciation on Investments

(dollars in thousands)

		Three Months Ended March 31,
Portfolio Company	Sector	2003	2002
Unrealized appreciation on loans
Other		$46	—

Unrealized appreciation on equity investments
Talk America Holdings, Inc.	Telecommunications	834	$10
Bridgecom Holdings, Inc.	Telecommunications	690	7
Manhattan Telecommunications Corporation	Telecommunications	—	869
Other		996	135

		2,520	1,021

Unrealized appreciation on investments		2,566	1,021

Unrealized depreciation on loans
Images.com, Inc.	Information Services	(384)	—
National Systems Integration, Inc.	Security Alarm	—	(2,400)
Other		(190)	—

		(574)	(2,400)

Unrealized depreciation on equity investments
Biznessonline.com, Inc.	Telecommunications	(2,001)	(76)
National Systems Integration, Inc.	Security Alarm	(317)	—
Working Mother Media, Inc.	Publishing	(497)	—
UMAC, Inc.	Publishing	—	(3,500)
nii communications, inc.	Telecommunications	—	(537)
Other		(424)	(742)

		(3,239)	(4,855)

Unrealized depreciation on investments		(3,813)	(7,255)
Reversal of unrealized depreciation*
VS&A-PBI Holding LLC	Publishing	7,901	—
National Systems Integration, Inc.	Security Alarm	5,276	—
AMI Telecommunications Corporation	Telecommunications	5,143	—
NBG Radio Network, Inc.	Broadcasting	574	—

Total reversal of unrealized depreciation		18,894	—

Net change in unrealized appreciation (depreciation) on investments		$17,647	$(6,234)

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

Income Taxes

Through December 31, 2001, we were taxed under Subchapter C of the Internal Revenue Code. We will elect to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Net Income

Net income totaled $8.9 million for the quarter ended March 31, 2003 compared to $3.7 million for the quarter ended March 31, 2002.

Comparison of the Years Ended December 31, 2002, 2001, and 2000

The following table shows our selected operating data for the year ended December 31, 2002, the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the years ended December 31, 2001 and 2000. For 2001, the one-month period from December 1, 2001 to December 31, 2001 reflects our financial results as a business development company, and the eleven-month period from January 1, 2001 to November 30, 2001 reflects our financial results prior to operating as a business development company. Certain accounting adjustments were made to our financial results for the one-month period from December 1, 2001 to December 31, 2001 due to our conversion to a business development company. The adjustments primarily relate to the value at which we carry our investments in our financial statements and the benefits associated with being a regulated investment company for U.S. federal income tax purposes. See Note A to Consolidated Financial Statements. To help you better understand our 2001 results of operations compared to 2000, we have combined certain items in the table below under the heading “Year Ended December 31, 2001” that were not affected by the change in accounting principles resulting from our conversion to a business development company.

(dollars in thousands)	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31,
				2001	2000
Operating income
Interest and fees on commercial loans	$72,399	$5,949	$64,032	$69,981	$62,621
Advisory fees and other income	4,534	63	1,757	1,820	1,129

Total operating income	76,933	6,012	65,789	71,801	63,750
Operating expenses
Interest expense	11,157	1,198	24,661	25,859	26,648
Employee compensation:
Salaries and benefits	8,082	884	8,038	8,922	7,626
Long-term incentive compensation	6,627	4,944	—	4,944	—

Total employee compensation	14,709	5,828	8,038	13,866	7,626
General and administrative expense	6,316	594	4,619	5,213	2,413

Total operating expenses	32,182	7,620	37,318	44,938	36,687

Net operating income (loss)(a)	44,751	(1,608)	28,471	26,863	27,063

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.

Operating Income

Operating income includes interest income on commercial loans, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income from 2001 to 2002 and 2000 to 2001 is attributable to the following items:

(dollars in millions)	2002 vs. 2001	2001 vs. 2000
Change due to:
Asset growth(a)	$10.9	$17.2
Change in LIBOR(a)	(12.0)	(10.9)
Change in spread(a)	2.8	5.7
Increase (decrease) in fee income	0.7	(4.6)
Increase in advisory and other income	2.7	0.7

Total change in operating income	$5.1	$8.1

(a)	The change in interest income due to change in LIBOR, change in spread and asset growth has been allocated in proportion to the relationship of the absolute dollar amount of the change in each.

Total operating income for the year ended December 31, 2002 increased $5.1 million, or 7.1%, to $76.9 million from $71.8 million for the year ended December 31, 2001. Loan interest increased by $1.7 million for the year ended December 31, 2002 as compared to the year ended December 31, 2001. Average three month LIBOR decreased 201 basis points over these periods from 3.81% to 1.80%, decreasing income by $12.0 million. Average commercial loans increased 18% for the year ended December 31, 2002 when compared to the year ended December 31, 2001, contributing a $10.9 million increase in income. The coupon spread increased 53 basis points in the year ended December 31, 2002, resulting in a $2.8 million increase in income. The loan growth, increase in weighted average spreads and rise in advisory and other income more than offset the affects of the decreases in LIBOR rates from the year ended December 31, 2001 to the same period in 2002. Loan fees increased $0.7 million primarily from origination fees. Due to a number of analytical modeling and other financial advisory projects completed during 2002 for new and existing customers, advisory and other income increased $2.7 million as compared to 2001.

Total operating income for the year ended December 31, 2001 increased $8.1 million, or 12.7%, to $71.8 million from $63.7 million for the year ended December 31, 2000. The increase was primarily due to loan growth and increased spreads. Average commercial loans increased 41% for 2001 and spreads increased 115 basis points. This was offset by decreases in actual LIBOR rates in 2001. In addition, in 2000 we recognized a $5.5 million fee in conjunction with the recapitalization, refinancing and partial loan paydown of one of our portfolio companies.

Operating Expenses

Operating expenses include interest expense on borrowings, including amortization of deferred debt issuance costs, employee compensation, and general and administrative expenses.

The change in operating expense from 2001 to 2002 and 2000 to 2001 is attributable to the following items:

(dollars in millions)	2002 vs. 2001	2001 vs. 2000
Change due to:
Increase (decrease) in borrowings(a)	$(4.1)	$7.7
Change in LIBOR(a)	(7.4)	(7.4)
Change in spread(a)	(3.2)	(1.6)
Debt cost amortization	(0.1)	0.5
Salaries and benefits	(0.8)	1.3
Long-term incentive compensation	1.7	4.9
General and administrative expense	1.1	2.9

Total change in operating expense	$(12.8)	$8.3

(a)	The change in interest expense due to increase (decrease) in borrowings, change in LIBOR and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the year ended December 31, 2002 decreased $12.8 million, or 28.4%, to $32.2 million from $44.9 million for the year ended December 31, 2001. The decrease was primarily due to a decline in interest expense as average borrowings and rates both declined. Average three month LIBOR decreased 201 basis points over these periods from 3.81% to 1.80%, which caused interest expense to decline by $7.4 million. Borrowing costs decreased from $25.9 million for the year ended December 31, 2001 to $11.2 million for the year ended December 31, 2002. Average borrowings decreased 20%, decreasing interest expense by $4.1 million. On December 27, 2001, we issued investment grade asset backed bonds with a blended coupon spread of 75 basis points over LIBOR and, along with a portion of the IPO proceeds, replaced a debt facility priced at LIBOR plus 175 basis points. The decrease in spreads lowered interest expense by $3.2 million. Salaries and benefits declined $0.8 million. Partially offsetting the decline in interest expense and salaries and benefits was an increase of $1.7 million in long-term incentive compensation in 2002 from $4.9 million in 2001. The increase in long-term incentive compensation is related to the amortization of restricted stock awards and the treatment of dividends on certain shares of common stock securing employee loans as compensation. See Note J to Consolidated Financial Statements. General and administrative expenses increased $1.1 million for the year ended December 31, 2002 as compared to the same period in 2001 primarily due to expenses related to operating as a public company and professional fees associated with problem credits.

Total operating expenses for the year ended December 31, 2001 increased $8.3 million, or 22.7%, to $44.9 million from $36.6 million for the year ended December 31, 2000. The increase was primarily due to increases in salaries and benefits of $1.3 million, or 17.1%, an increase in long-term incentive compensation of $4.9 million from $0 in 2000, and an increase in general and administrative expenses of $2.9 million. The increase in salaries and benefits was due to an increase in employees from 46 at the end of 2000 to 57 at the end of 2001. The increase in long-term incentive compensation was related to the amortization of restricted stock awards, related cash payments to non-executive staff and administrative employees in connection with the cancellation of the stock option plan, related restricted stock awards and dividends on stock used as collateral for non-recourse loans. See Note J to Consolidated Financial Statements. The increase in general and administrative expenses in 2001 as compared to 2000 was due primarily to the growth in size and scope of our business activities.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses for the year ended December 31, 2002 totaled $44.8 million compared with net operating income before investment gains and losses/provision for loan losses of $26.9 million for the year ended December 31, 2001. MCG recognized a net increase in stockholders’ equity from earnings of $3.2 million for the year ended December 31, 2002 compared with net income of $3.8 million for the year ended December 31, 2001.

Net operating income before provision for loan losses for the year ended December 31, 2001 totaled $26.9 million compared with $27.1 million for the year ended December 31, 2000. Net income totaled $3.8 million for the year ended December 31, 2001 and $14.1 million for the year ended December 31, 2000.

Reconciliation of Net Operating Income to Net Increase (Decrease) in Stockholders’ Equity from Earnings (Loss)

Provision for Loan Losses

Because we are a business development company and our investments are carried at fair value, we no longer record a provision for loan losses. See discussion in “ Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview”.

For the periods prior to conversion to a business development company, the provision for loan losses increased $4.9 million from $5.4 million for the year ended December 31, 2000 to $10.3 million for the eleven-month period ended November 30, 2001. In 2001, the increase in the provision for loan losses was attributable to growth in the portfolio and declining economic conditions. Industry conditions in certain subsectors of our communications portfolio deteriorated throughout 2001 and the publishing industry experienced weakened advertising sales associated with a cyclical downturn.

Realized Gains (Losses) on Investments and Net Unrealized Appreciation (Depreciation) on Investments

Realized losses for the year ended December 31, 2002 totaled $9.6 million related to the acquisition in satisfaction of outstanding indebtedness of the assets of one of our portfolio companies, ValuePage Holdings Inc. Realized losses for the year ended December 31, 2001 totaled $1.7 million and represented impairment write-offs on equity investments. Net unrealized depreciation on investments for the year ended December 31, 2002 of $31.9 million reflects the change in fair value primarily for assets in the publishing, telecommunications and security alarm sectors.

The net change in unrealized depreciation on investments of $31.9 million for the year ended December 31, 2002 consisted of $3.6 million of gross appreciation and $35.5 million of gross depreciation, net of $9.6 million of unrealized depreciation reversed and recorded as realized losses during 2002. The appreciation occurred primarily in two of our telecommunications investments, Talk America Holdings, Inc., which appreciated $2.2 million and Manhattan Telecommunications Corporation, which appreciated $0.5 million. Pressure on the earnings of nine of our portfolio companies account for approximately 85% of the gross depreciation. Six of these portfolio companies in the publishing industry, which derive substantial advertising revenues from telecom, technology and financial services firms, have experienced a disproportionately negative impact from the current advertising recession. The largest of these decreases was attributable to a $10.1 million decrease in the value of UMAC, Inc., which is controlled by MCG. The other three portfolio companies in the telecommunications industry have suffered from significant competitive pressure from low cost and prepaid cellular calling plans. Of the total $35.5 million of gross depreciation, $17.3 million is related to non-accrual loans, $0.7 million is related to accruing loans and $17.5 million is related to equity investments.

Realized losses totaled $1.7 million for the eleven-month period ended November 30, 2001 and represented impairment write-offs on equity investments. For the year ended December 31, 2000, net realized gains totaled $2.1 million and were primarily related to net gains on the sale of warrants during the year.

Net unrealized depreciation on investments of $1.3 million for the one-month period ended December 31, 2001 reflects the change in fair value for all investments from the date of conversion to a business development company. Prior to conversion, only certain investments were carried at fair value. Net unrealized depreciation on investments were $1.6 million for the eleven-month period ended November 30, 2001 and were related to the write down in the fair market value of certain warrants accounted for in accordance with SFAS No. 133 and 138.

The following table summarizes our realized gains and losses on investments for the years ended December 31, 2002, 2001 and 2000:

MCG Capital Corporation

Summary of Realized Gains and Losses on Investments

		Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company
(dollars in thousands)	Sector	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31,
Portfolio Company					2001	2000
Realized (losses) on loans
ValuePage Holdings, Inc.	Telecommunications	$(9,617)	$—	$—	$—	$—

Total realized (losses) on loans		(9,617)	—	—	—	—

Realized gains (losses) on equity investments
MacDonald Communications Corporation	Publishing	—	—	(1,000)	(1,000)
Biznessonline.com, Inc.	Telecommunications			—		(500)
BuyMedia Inc.	Other	—	—			2,468
Other		—	—	(715)	(715)	131

Total realized gains (losses) on equity investments		—	—	(1,715)	(1,715)	2,099

Realized gains (losses) on investments		$(9,617)	$—	$(1,715)	$(1,715)	$2,099

The following table summarizes our unrealized appreciation and depreciation on investments for the years ended December 31, 2002 and 2001. There was no unrealized appreciation or depreciation recorded on investments prior to 2001:

MCG Capital Corporation

Summary of Unrealized Appreciation and Depreciation on Investments

		Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company
(dollars in thousands)	Sector	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2001
Portfolio Company
Unrealized appreciation on equity investments
Talk America Holdings, Inc.	Telecommunications	$2,164	$70	$—	$70
Creatas, L.L.C.	Information Services	—	365	—	365
Manhattan Telecommunications Corporation	Telecommunications	511	—	—	—
R.R. Bowker LLC	Information Services	256	—	—	—
IDS Telcom LLC	Telecommunications	—	—	333	333
Other		638	246	524	770

Unrealized appreciation on investments		3,569	681	857	1,538
Unrealized depreciation on loans
VS&A-PBI Holding LLC	Publishing	(7,901)	—	—	—
Intellisec Holdings, Inc.	Security Alarm	(5,276)	—	—	—
AMI Telecommunications Corporation	Telecommunications	(5,143)	—	—	—
ValuePage Holdings, Inc.	Telecommunications	(4,984)	—	—	—
Rising Tide Holdings LLC	Publishing	(1,235)	—	—	—
Corporate Legal Times	Publishing	(780)	—	—	—
NBG Radio Network, Inc.	Broadcasting	(574)	—	—	—
THE Journal, LLC	Publishing	(539)	(1,096)	—	(1,096)
Images.com, Inc.	Information Services	(527)	—	—	—
Other		(603)	—	—	—

Total unrealized depreciation on loans		(27,562)	(1,096)	—	(1,096)
Unrealized depreciation on equity investments
UMAC, Inc.	Publishing	$(10,107)	$—	$—	$—
Working Mother Media, Inc.	Publishing	(2,540)	—	—	—
AMI Telecommunications Corporation	Telecommunications	(1,100	—	—	—
Creatas, L.L.C.	Information Services	(458)	—	—	—
Fawcette Technical Publications Holding	Publishing	(410)	—	—	—
Sunshine Media Delaware, LLC	Publishing	(410)	—	—	—
Biznessonline.com, Inc.	Telecommunications	(379)	—	(15)	(15)
nii communications, inc.	Telecommunications	(322)	(20)	—	(20)
Miles Media Group, Inc.	Publishing	(321)	(2)	—	(2)
CCG Consulting, LLC	Other	(294)	—	—	—
Unifocus, Inc	Information Services	(217)	—	—	—
Corporate Legal Times	Publishing	(166)	(26)	—	(26)
New Century Companies, Inc.	Other	(161)	(456)	—	(456)
FTI Technologies Holdings, Inc.	Technology	—	—	(2,029)	(2,029)
Manhattan Telecommunications Corporation	Telecommunications	—	(71)	(354)	(425)
Other		(658)	(305)	(47)	(352)

Total unrealized depreciation on equity investments		(17,543)	(880)	(2,445)	(3,325)

Unrealized depreciation on investments		(45,105)	(1,976)	(2,445)	(4,421)
Reversal of unrealized depreciation*
ValuePage Holdings, Inc.	Telecommunications	9,617	—	—	—

Net change in unrealized depreciation on investments		$(31,919)	$(1,295)	$(1,588)	$(2,883)

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

Income Taxes

Through December 31, 2001, we were taxed under Subchapter C of the Internal Revenue Code. We will elect to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Our effective tax rates for the periods ended December 31, 2001, November 30, 2001, and December 31, 2000 were 21.8%, 41.0%, and 40.7%, respectively. The effective rates include both federal and state income tax components. The decrease in the effective rate for the one-month period ended December 31, 2001 is due to the change in accounting for income taxes in connection with the conversion to a business development company. Certain differences between book and tax accounting, relating primarily to the tax treatment of long-term incentive compensation, are no longer reflected as deferred tax expenses or benefits.

Cumulative effect of accounting changes

The cumulative effect of accounting changes for the eleven-month period ended November 30, 2001 reflects the initial fair value adjustment of $3.0 million for warrant positions subject to fair value accounting under SFAS No. 133 and 138 net of related taxes of $1.2 million. The cumulative effect of accounting changes for the one-month period ended December 31, 2001 reflects our business development company conversion adjustments of $4.5 million. See Note A to our Consolidated Financial Statements. See detail of conversion adjustments below:

Cumulative Effect of Business Development Company Conversion	(Dollars in millions)
Effect of recording loans at fair value	$(10.1)
Effect of recording equity investments at fair value	(1.0)
Elimination of allowance for loan losses	5.5
Elimination of certain deferred taxes	1.1

$(4.5)

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Cash, Securitization Accounts

At March 31, 2003, December 31, 2002 and December 31, 2001, we had $37.6 million, $9.4 million and $43.3 million, respectively, in cash and cash equivalents. In addition, at March 31, 2003, December 31, 2002 and December 31, 2001, we had $29.0 million, $43.2 million and $4.9 million, respectively, in cash, securitization accounts. We invest cash on hand in interest bearing deposit accounts with daily sweep features. On December 4, 2001, we completed an initial public offering of 13,375,000 shares of our common stock and a concurrent private offering of 625,000 shares of our common stock with gross proceeds totaling $237.3 million (net proceeds totaling $216.8 million). On June 17, 2002, we raised an additional $54.0 million in gross proceeds (net proceeds of approximately $50.3 million) as the result of an additional public stock offering. Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans. We are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Our objective is to maintain a low cash balance, while keeping sufficient cash on hand to cover current funding requirements and operations.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations, including the next twelve months. We generally fund new originations using cash on hand, borrowings under our credit facilities and equity financings.

As of March 31, 2003, we had unused commitments to extend credit to our customers of $16.0 million, which are not reflected on our balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants and limitations which include restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 Notes we may issue from time to time, the unused portion of our borrowing facility totaled $52.2 million. See “Borrowings” section below for discussion of our borrowing facilities.

The following table shows our contractual obligations as of March 31, 2003:

	Payments Due by Period
	(dollars in millions)
Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$354.9	$59.4	$250.0	$45.5	$—
Future minimum rental obligations	13.4	1.3	2.6	2.6	6.9

Total contractual obligations	$368.3	$60.7	$252.6	$48.1	$6.9

(a)	This excludes the unused commitments to extend credit to our customers of $16.0 million as discussed above.

(b)	Borrowings under the Revolving Credit Facility are listed based on the contractual maturity of the facility. Repayments of the Series 2001-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

As of December 31, 2002, we had unused commitments to extend credit to our customers of $14.8 million, which are not reflected on our balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants and limitations which include restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 Notes we may issue from time to time, the unused portion of our borrowing facility totaled $76.3 million. See “Borrowings” section below for discussion of our borrowing facilities.

The following table shows our contractual obligations as of December 31, 2002:

	Payments Due by Period
	(dollars in millions)
Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$363.8	$66.4	$226.8	$70.6	$—
Future minimum rental obligations	13.6	1.2	2.5	2.6	7.3

Total contractual obligations	$377.4	$67.6	$229.3	$73.2	$7.3

(a)	This excludes the unused commitments to extend credit to our customers of $14.8 million as discussed above.

(b)	Borrowings under the Revolving Credit Facility are listed based on the contractual maturity of the facility. Repayments of the Series 2001-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains and adjustments for long-term incentive compensation. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of March 31, 2003 and December 31, 2002, this ratio was 205% and 204%, respectively. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio, we anticipate needing to raise additional capital from various sources, including the public and private equity markets and the securitization or other debt-related markets.

Borrowings

On December 27, 2001, we established the MCG Commercial Loan Trust 2001—1 (the “Trust”), which issued two classes of Series 2001—1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets which were contributed by us and totaled $271.6 million as of March 31, 2003, $295.7 million as of December 31, 2002 and $349.5 million as of December 31, 2001. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001—1 Class A Asset Backed Bonds” and “Series 2001—1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of March 31, 2003, $207.1 million of the Series 2001—1 Notes were outstanding. As of December 31, 2002, $240.1 million of the Series 2001—1 Notes were outstanding and $265.2 million were outstanding as of December 31, 2001. The Series 2001—1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001—1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200.0 million of Series 2000—1 Class A Notes (the “Series 2000—1 Notes” or “Series 2000—1 Class A Asset Backed Securities”). As of March 31, 2003, $147.8 million of the Series 2000—1 Notes were outstanding with one investor. As of December 31, 2002, $123.7 million of the Series 2000—1 Notes were outstanding with one investor and, as of December 31, 2001, $22.6 million were outstanding with one investor. As of March 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000—1 Notes. The Revolving Credit Facility was secured by $228.9 million of commercial loans as of March 31, 2003, $224.6 million of commercial loans as of December 31, 2002 and $71.7 million of commercial loans as of December 31, 2001. We are subject to certain limitations on the amount of Series 2000—1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30.0 million (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75.0 million as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000—1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility, and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000—1 Notes bear interest based on a commercial paper rate plus 1.0% and interest is payable monthly.

Our $200 million variable funding securitization facility is scheduled to terminate on July 7, 2005 or earlier (but not before January 3, 2004) if Wachovia Bank does not renew the liquidity support that it provides to the commercial paper conduit that is the lender under this facility. If the liquidity support for the facility is not renewed or amended on or before July 7, 2003, then the liquidity support would continue for an additional 180 days through January 3, 2004 under the same terms but with a 2% increase in the rate on the borrowings under the facility (the Class A Notes). After January 3, 2004, if the liquidity support still has not been renewed or amended and our securitization facility has not been amended, refinanced or satisfied, then all principal and interest payments received in the ordinary course on the assets in the securitization facility, after payment of our compensation as a servicer and certain facility expenses, would be applied to the Class A Notes until these notes are fully paid.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve month portfolio charged-off ratio of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charge-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly-owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

At March 31, 2003, we had aggregate outstanding borrowings of $354.9 million. The following table shows the facility amounts and outstanding borrowings at March 31, 2003:

	Facility amount	Amount outstanding	Interest Rate (a)
	(dollars in millions)
Series 2001-1 Class A Asset Backed Bonds	$171.7	$171.7	1.97%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.12
Series 2000-1 Class A Asset Backed Securities	200.0	147.8	2.34

Total borrowings	$407.1	$354.9	2.24%

(a)	Excludes the cost of commitment fees and other facility fees.

At December 31, 2002, we had aggregate outstanding borrowings of $363.8 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2002:

	Facility amount	Amount outstanding	Interest Rate (a)
	(dollars in millions)
Series 2001-1 Class A Asset Backed Bonds	$204.7	$204.7	2.43%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.58
Series 2000-1 Class A Asset Backed Securities	200.0	123.7	2.61

Total borrowings	$440.1	$363.8	2.60%

(a)	Excludes the cost of commitment fees and other facility fees.

At December 31, 2001, we had aggregate outstanding borrowings of $287.8 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2001:

	Facility amount	Amount outstanding	Interest Rate (a)
	(dollars in millions)
Series 2001-1 Class A Asset Backed Bonds	$229.8	$229.8	2.50%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.65
Series 2000-1 Class A Asset Backed Securities	200.0	22.6	3.06

Total borrowings	$465.2	$287.8	2.69%

(a)	Excludes the cost of commitment fees and other facility fees.

See Note C to the Consolidated Financial Statements for further discussion of our borrowings.

Dividends

As a business development company that will elect to be treated as a regulated investment company, we are required to (i) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains we recognize between January 1, 2002 and December 31, 2011, less any taxes due on those gains to avoid corporate level taxes on the amount distributed to stockholders (other than any built in gain recognized between January 1, 2002 and December 31, 2011) and (ii) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We intend to make distributions on a quarterly basis to our stockholders of all of our income, except for certain net capital gains and adjustments for long-term incentive compensation expense. We intend to make deemed distributions to our stockholders of any retained net capital gains.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
March 28, 2003	April 16, 2003	April 29, 2003	$0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$3.02

The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company. Dividends are paid on all shares including restricted stock.

Related Party Transactions

Prior to election to be regulated as a business development company, we terminated our stock option plan and adopted a restricted stock program under which we issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions and approved by our board of directors. See Note J to Consolidated Financial Statements.

Immediately prior to our initial public offering, we issued 68,930 shares of common stock for the termination of all warrants held by Wachovia Corporation related to the management buyout in 1998 without regard to exercise price. At that time, Wachovia Corporation was also a shareholder. The total number of shares issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our board of directors. In addition, we have a $200 million variable series securitization facility and a $265.2 million term funding securitization agreement that were arranged by Wachovia Securities, an affiliate of Wachovia Corporation. Interest paid to an affiliate of Wachovia Corporation holding the Series 2000-1 Notes under the variable series securitization facility totaled $4.9 million for the year ended December 31, 2001.

We made cash payments totaling $1.7 million to non-executive employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of our stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to us, with an aggregate face value of $5.8 million secured by approximately 1.4 million shares with a value of $23.8 million at the initial public offering price. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of our common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

Heller Financial, Inc. provided our primary lending facility prior to December 28, 2001. At that time, Heller was a shareholder. Interest paid to Heller Financial, Inc., as agent, totaled $20.2 million for the year ended December 31, 2001. The Heller lending facility was paid off on December 28, 2001.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

In accordance with GAAP, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. However, in certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $29.0 million or 4.4% of our portfolio of investments at March 31, 2003, $27.2 million or 4.0% of our portfolio of investments as of December 31, 2002 and $14.2 million or 2.3% of our portfolio of investments as of December 31, 2001.

PIK related activity for the three months ended March 31, 2003 and year ended December 31, 2002 was as follows:

	Three Months Ended March 31, 2003	Year Ended December 31, 2002
	(in millions)
Beginning PIK loan balance	$27.2	$14.2
PIK interest earned during the period	4.8	16.2
Change in interest receivable on PIK loans	0.1	(0.1)
Principal payments of cash on PIK loans	(0.7)	(3.1)
PIK loan converted to equity	(2.4)	—

Ending PIK loan balance	$29.0	$27.2

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. Had all principal payments from these customers been applied first to any outstanding PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $6.3 million of payments would have been applied against the March 31, 2003 PIK loan balance of $29.0 million and an additional $6.3 million of payments would have been applied against the December 31, 2002 PIK loan balance of $27.2 million.

As of March 31, 2003, 94.2% of the $29.0 million of PIK loans outstanding have an investment rating of 3 or better. As of December 31, 2002, 87.8% of the $27.2 million of PIK loans outstanding have an investment rating of 3 or better and as of December 31, 2001, 98.8% of the $14.2 million of PIK loans outstanding had an investment rating of 3 or better. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our consolidated statements of cash flows.

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $11.3 million, $12.8 million and $12.1 million of unearned fees as of March 31, 2003, December 31, 2002 and 2001, respectively. We recognized $1.2 million of these fees in income during the first quarter of 2003, $5.7 million of these fees in income during 2002 and $4.8 million of these fees in income during 2001.

Valuation of Investments

Approximately 90% and 92% of our total assets represented investments recorded at fair value at March 31, 2003 and December 31, 2002, respectively. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

Valuation of Loans and Debt Securities

As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan.

Valuation of Equity Securities

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

Securitization Transactions

Periodically, we transfer pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties equaling $500.5 million at March 31, 2003, $520.1 million at December 31, 2002 and $421.1 million at December 31, 2001. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on our operations or financial position. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Recent Development

In April 2003, we completed a transaction to acquire the assets of one of our portfolio companies, Rising Tide Holdings LLC, in satisfaction of debt. The assets acquired were then immediately sold to a third party. Our investment had a fair value of $0.4 million and unrealized depreciation of $2.7 million as of March 31, 2003. In conjunction with this transaction, we expect to realize this loss in the second quarter of 2003 and expect this realized loss to offset the reversal of the unrealized depreciation. Accordingly, we expect no material impact to our overall earnings in the second quarter of 2003 as a result of this transaction.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Over 81% of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Approximately 29% of our loan portfolio has a LIBOR floor, at various levels. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our outstanding commercial loans and our outstanding borrowings at March 31, 2003 and December 31, 2002 and 2001:

	March 31, 2003		December 31, 2002		December 31, 2001
	Commercial Loans	Borrowings	Commercial Loans	Borrowings	Commercial Loans	Borrowings
	(dollars in millions)
Prime Rate	$47.9	$—	$28.8	$—	$31.1	$—
30-Day LIBOR	29.7	—	39.6	—	19.2	—
60-Day LIBOR	—	—	—	—	2.3	—
90-Day LIBOR	477.5	207.1	518.9	240.1	539.6	265.2
Commercial Paper Rate	—	147.8	—	123.7	—	22.6
Fixed Rate	69.0	—	81.5	—	3.8	—

Total	$624.1	$354.9	$668.8	$363.8	$596.0	$287.8

Based on our March 31, 2003 balance sheet, for a 100 basis point increase in interest rates, our annual interest income would increase by $3.9 million and our annual interest expense would increase by $3.6 million resulting in an increase in annual net income of $0.3 million, assuming no changes in our investments or borrowing structure. Due to the imposition of LIBOR floors, the impact of an additional 100 basis point increase is different from the first 100 basis point change discussed in the preceding sentence. For that additional 100 basis point increase in interest rates, our annual interest income would increase an additional $4.5 million resulting in an increase in annual net income of an additional $1.0 million, assuming no changes in our investments or borrowing structure. For a 100 basis point decrease in interest rates, our annual interest income would decrease by $3.8 million and our annual interest expense would decrease by $3.5 million, resulting in a decrease in annual net income of $0.3 million, assuming no changes in our investment and borrowing structure.

Based on our December 31, 2002 balance sheet, for a 100 basis point increase in interest rates, our annual interest income would increase by $4.4 million and our annual interest expense would increase by $3.6 million resulting in an increase in annual net income of $0.8 million, assuming no changes in our investments or borrowing structure. Due to the imposition of LIBOR floors, the impact of an additional 100 basis point increase is different from the first 100 basis point change discussed in the preceding sentence. For that additional 100 basis point increase in interest rates, our annual interest income would increase an additional $5.3 million resulting in an increase in annual net income of an additional $1.7 million, assuming no changes in our investments or borrowing structure. For a 100 basis point decrease in interest rates, our annual interest income would decrease by $4.3 million and our annual interest expense would decrease by $3.6 million, resulting in a decrease in annual net income of $0.7 million, assuming no changes in our investment and borrowing structure.

As a business development company, we will use a greater portion of equity to fund our business than we have in the past. Accordingly, other things being equal, increases in interest rates will result in greater increases in our net interest income and reductions in interest rates will result in greater decreases in our net interest income compared with the effects of interest rate changes on our results under the more highly leveraged capital structure we have maintained in the past.

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this position on an ongoing basis.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2003 and December 31 for the years indicated in the table, unless otherwise noted. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. The information contained in the table for the years 1998 through 2002 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class A Series 2000-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003 (as of March 31) (unaudited)	147,797,000	2,012	—	N/A

Senior Class A Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003 (as of March 31) (unaudited)	171,748,000	2,012	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class B Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003 (as of March 31) (unaudited)	35,363,000	2,012	—	N/A

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003 (as of March 31) (unaudited)	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused financial services company providing financing and advisory services to small and medium-sized companies throughout the United States in the communications, information services, media and technology industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. Though we intend to increase our level of subordinated debt and equity-based investments, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $10 million to $150 million in annual revenues that operate in our target industry sectors. As of December 31, 2002, our geographically diverse customer base consisted of 79 companies with headquarters in 28 states and Washington, D.C. In many cases, we have completed several transactions with a single customer. In 2002, 6 of our 16 originations involved existing customers. Through December 31, 2002, approximately 43% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 26% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

As of March 31, 2003, we had outstanding commercial loans of $624.1 million, a decrease of $19.7 million or 3.0% from $643.8 million at March 31, 2002 and equity investments of $35.6 million at March 31, 2003 compared to $19.4 million at March 31, 2002, an increase of $16.2 million or 83.3%. We acquire our equity investments primarily in connection with our loans, through a direct purchase or through foreclosure on a borrower’s assets or equity. For the year ended December 31, 2002, we originated approximately $146.5 million of loans, a decrease of $1.2 million or 0.8% from $147.7 million for the year ended December 31, 2001.

Corporate History and Offices

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout that was completed on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, MCG Capital Corporation will elect to be treated for federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have offices in Richmond, Virginia and Boston, Massachusetts. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Market Opportunity

Small- and medium-sized businesses are becoming more significant to the U.S. economy. At the same time, we believe that many such businesses, including our target customers, have less access to high-quality corporate financial services than in the past. We also believe this trend is likely to continue given the broad-based consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our customers’ growing demand for capital and the corporate finance and consulting services we offer enhance our market opportunity.

We target only those sectors deemed attractive by our investment committee. Before we target a new industry sector or a new industry sub-sector within our existing industry sectors, our research team performs a market analysis and identifies specific operational norms and risks of that sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that sector or sub-sector. We analyze new industry sub-sectors in conjunction with refining and revalidating investment approaches for our existing industry sectors. Also, on an ongoing basis, our investment committee and credit committee monitor the level of diversification within the portfolio for risk associated with sector concentration.

We currently focus on the communications, information services, media, and technology-enabled transactions processing industry sectors. We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these industries. We believe that each of these sectors has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stage of development and rates of return. Many of our sectors are characterized by ongoing consolidation and convergence and by new business formation. We also believe that these sectors have a number of common features, including favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values that depend significantly on intangible assets and intellectual property. As a result, we believe we have a large market opportunity in our target industry sectors. In a typical year, we estimate that we consider capital transactions with approximately 650 small- and medium-sized companies in our target industry sectors, which we believe represents approximately 10% of the companies in our target industry sectors that we monitor from time to time. We believe that there are more small- and medium-sized companies in our targeted industry sectors than the companies we monitor.

•	Communications (includes Telecommunications and Security Alarm). Our targeted communications businesses consist of voice and data local and long distance carriers, integrated communications providers, and wireless services and infrastructure companies, including companies that operate communications towers and security alarm and monitoring systems. Revenues in these businesses are end-user driven and recurring in nature. We focus specifically on companies that have achieved a critical mass of customers because we believe that the primary asset of communications companies is their customer base. This approach differentiates us from other lenders that focus on the potential value of equipment and other network assets as their primary source of collateral. Communication industry revenues are traditionally non-cyclical. Currently much of the difficulty facing the industry is a function of overcapacity and excess capital markets speculation related to ongoing deregulation and overly optimistic assessments of future demand related to the internet and emerging broadband applications.

•	Information Services. Our targeted information services businesses produce and deliver information-based products and services, which their customers use to generate insights and make business decisions. The information these businesses provide may be proprietary or public and is frequently delivered through paper documents, online services, magnetic tape or disks and CD-ROM. It also may be bundled with consulting services or other live events in what is known as continuous information services. These businesses are generally non-cyclical to counter-cyclical. Top performing information services companies typically price their products and services based on the utility provided to the end-user rather than the cost to produce and distribute the product resulting in relatively high margins. We seek companies that define their market opportunity through proprietary content-based products and services within specific industries.

•	Media. Our targeted media businesses focus on niche, high affinity-based businesses in consumer special interest publishing, trade publishing, radio broadcasting, television broadcasting and community newspaper publishing. Revenue in these businesses is derived largely from advertising sales and therefore tends to be more cyclical. Our focus on niche, high-affinity based businesses in this sector is designed to mitigate the risk of cyclicality because those businesses tend to have more stable advertising revenues. However, over the last twelve to eighteen months, MCG has been negatively affected by our customers in the magazine publishing sector, in particular, those with substantial exposure to financial services, telecommunications and technology advertising. These advertising categories have experienced steeper declines in this economic recession than the general advertising market.

•	Technology. Our targeted technology businesses provide outsourced business services in areas such as network security, network operations application services and business-to-business transaction enabling, as well as software applications, including component middleware, enterprise software and enterprise (intra-corporate) portals. These businesses are generally moderately cyclical to non-cyclical. Our primary focus is on technology-enabled transactions processing in the financial, healthcare and human resource domains.

Set forth below is a table showing the composition of our investment portfolio by industry sector (excluding unearned income) at fair value at March 31, 2003 and December 31, 2002:

	March 31, 2003		December 31, 2002
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)
Media
Newspaper	$210.5	31.9%	$212.5	30.8%
Publishing	102.0	15.5%	115.4	16.7%
Broadcasting	80.1	12.1%	94.2	13.7%
Telecommunications	140.5	21.3%	138.3	20.1%
Information Services	74.3	11.2%	76.4	11.1%
Technology	36.9	5.6%	36.5	5.3%
Security Alarm	13.6	2.1%	13.9	2.0%
Other	1.8	0.3%	1.7	0.3%

Total	$659.7	100.0%	$688.9	100.0%

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining credit quality in our asset portfolio. We believe our financial performance is a product of our industry knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio and risk management.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to enhance our customers’ enterprise value;

•	maintain sound credit and pricing practices regardless of market conditions;

•	avoid adverse investment selection by applying our expert-activist philosophy and a flexible funding approach; and

•	enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan servicing activities.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the operating characteristics of our customers’ businesses and their associated industry sectors. We enhance our detailed understanding of our targeted industry sectors through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and work flow methodologies. We use this information to enhance the quality of our research and the effectiveness of our credit analysis and to refine and revalidate our investment approaches within particular sectors and sub-sectors.

We work with our customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions even in cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other commercial lenders and helps to create strong and long-term relationships with our customers. We believe that our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of our cost of capital in order to achieve attractive risk-adjusted investment returns.

Operations

To achieve our goal of being the leading provider of solutions-focused financial services to companies in our target sectors, we foster a credit and business culture that strives to protect our principal and interest, generate capital gains on our equity investments and support gains in our customers’ enterprise values.

Identifying Prospective Customers

We identify and source leads through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers through our own initiative. After our initial contact with a prospective customer, we then conduct ongoing reviews of its financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in an internal database that not only supports the identification of potential customer opportunities, but also assists us in understanding our target industry sectors. We market on a national scale and are well-known in our primary markets. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

Our unique research capabilities create the foundation for our “expert-activist” philosophy of investing and give us a competitive advantage. Our contacts with customers in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group’s function is to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating benchmarks.

Our research department writes and distributes publications to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

Our research department publishes the following reports:

•	regular comprehensive industry research reports that incorporate our investment perspectives and operational insights, which are supported by normative data and perceived best practices for our target industries;

•	quarterly updates on our industry sectors which highlight recent operating statistics, emerging trends, public market sentiment, merger and acquisition activity and regulatory outlook for each MCG targeted industry;

•	Insights and Outlooks, our periodic publication that reports our views and interpretation of significant events that impact our customers and prospective customers; and

•	Transactions, our periodic newsletter, which focuses on merger and acquisition activity within our industry sectors.

In addition, our research department supports our active engagement with third-party publishers who seek articles from our professionals for their various publications and reports.

Underwriting

We place primary emphasis on credit and risk analysis and incorporate the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. Since we became an independent company in June 1998, our deal sponsors have led our underwriting teams in originating approximately 170 transactions with an aggregate value of approximately $874.5 million in loan commitments resulting in approximately $624.1 million in loans outstanding at fair value at March 31, 2003. To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 12 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

•	a business description;

•	a risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry sector;

•	a collateral valuation to assess the underlying value of the enterprise, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of capital structure and the investment risk and return characteristics.

Business Description.     The business description of a prospective customer presents the history, organization and product lines of the customer. In addition, we analyze the prospective customer’s industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

•	Sector Risk Analysis. Analysis of specific vulnerability to industry sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

•	Competitive Risks. Analysis of the strengths and weaknesses of the prospective customer relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

•	Customer Concentration and Market Risks. We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

•	Technology Risks. Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the products or services that they offer. We also consider the likely positive or negative effect of technological advances on the value of their services.

Financial and Customer Risk Assessment.    As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. From this analysis, we have developed sector-specific risk acceptance criteria to help us evaluate the financial risk of a prospect. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. A base case is prepared with assumptions provided by the customer’s management. We use alternative sets of assumptions to evaluate the prospect’s ability to support different capital structures, growth rates, margins, rates of return, and working capital and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms.

We also assess the intangible attributes of a transaction typically embodied in a prospect’s management’s track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. This assessment entails a subjective consideration of the quantitative and qualitative attributes of a prospect considered in the context of its industry sector rather than an assessment based exclusively on past historical financial performance. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

Collateral Valuation.    To assess the credit exposure of the potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of standard valuation techniques. We prepare comparative private market transactions analyses using our database of transactions in our target sectors. We also perform a valuation using discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the enterprise using public market data to derive collateral value. Using these methods provides us with multiple views of the underlying value of the investment’s collateral, giving us a key risk metric, which is loan-to-value.

Investment Structure.    In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, management qualities, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In most of our loans, we receive a perfected, first priority security interest in substantially all of our customers’ assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as debt to cash flow, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of representation, breach of covenant, insolvency and change of control. Our direct equity investments at the time they are made are typically pari passu with or senior to the customers’ other equity securities.

Flexible Funding

We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance. Our “flexible funding” strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer’s financial performance associated with these decisions. Our loan structures take into account our customers’ potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. For example, a loan’s interest rate may increase or decrease based on certain risk measures such as the ratio of debt to cash flow. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of equity interests, such as warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer’s cost of debt capital are generally highest when our customer utilizes high levels of leverage.

We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

Most of our loans typically include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset for certain loans by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments. We may, however, price certain loan transactions on a fixed basis.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain investments. The four members of our credit committee are Bryan J. Mitchell, Chief Executive Officer; Steven F. Tunney, our President and Chief Operating Officer; Robert J. Merrick, our Chief Credit Officer; and B. Hagen Saville, one of our Executive Vice Presidents. Credit committee approval requires the approval of Mr. Merrick and two of the three other members of the credit committee. The investment committee of our board must approve loans to any customer exceeding $10 million and all equity investments. The members of our investment committee are Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner, Merrick and O’Keefe.

Loan Servicing

After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance administration group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

Loan Administration Group.    This group administers the loans on our loan administration system and is responsible for:

•	funding the loans in accordance with the credit committee’s and, if applicable, investment committee’s approval;

•	recording the loans into our loan administration system;

•	ensuring that billing and collections are done in an accurate and timely fashion;

•	collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance Administration Group.    This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:

•	reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;

•	ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the customer’s financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;

•	ensuring the mathematical accuracy of all covenant requirements;

•	reviewing the customer’s financial statements to ensure that the customer performs in accordance with our expectations;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	plotting the customer’s actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate;

•	preparing annual reviews and quarterly collateral valuation updates for each customer; and

•	preparing quarterly customer and industry valuation data.

Loan Monitoring and Restructuring Procedures.    We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest income is included in taxable income.

Portfolio Overview

Our investments consist primarily of senior secured commercial loans. Though we intend to increase our level of subordinated debt and equity-based investments, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. Some of our loans include warrants, options, success fees and other equity-like features. At March 31, 2003, our largest customer, New Vision Broadcasting, LLC, represented approximately 4.0% of the fair value of our investments and our 10 largest customers represented approximately 33.6% of the total fair value of our investments. Our customer base includes primarily small- and medium-sized private companies in the communications, information services, media, and technology industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies.

Our senior debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 300 to 1400 basis points above LIBOR, a portion of which may be deferred or paid-in-kind (PIK). Approximately 89% of the loans in our portfolio, based on amounts outstanding at fair value as of March 31, 2003, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 11% were at fixed rates. In addition, approximately 29% of the loan portfolio, based on amounts outstanding at fair value as of March 31, 2003, has floors of between 2% and 3% on the LIBOR base index. The weighted average rate spread over LIBOR on interest bearing investments at March 31, 2003 was 10.3%. Our subordinated secured debt instruments generally provide for a contractual rate of interest between 14% and 20%, a portion of which may be deferred or paid-in-kind.

Our loans generally have stated maturities at origination that range from 2 to 8 years. The weighted average maturity of our loan portfolio at March 31, 2003 was approximately 5.8 years. The weighted average maturity of our loan portfolio excluding our investments in the newspaper sub-sector was 5.0 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount, and in most instances our customers are permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

At March 31, 2003, over 50% of MCG’s loans had associated detachable warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged at the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments we make in the future.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. Our president and chief credit officer review the recommendations and affirm or change the investment ratings at least quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2003 and December 31, 2002:

	March 31, 2003		December 31, 2002
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)
1	$112.0	17.0%	$109.3	15.9%
2	273.1	41.4%	296.6	43.1%
3	206.1	31.2%	225.0	32.6%
4	54.6	8.3%	39.5	5.7%
5	13.9	2.1%	18.5	2.7%

Total	$659.7	100.0%	$688.9	100.0%

We monitor loan concentrations in our portfolio, both on an individual loan basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. At March 31, 2003, of the investments with a 5 rating, $6.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $50.3 million were loans, of which $32.0 million were on non-accrual. At December 31, 2002, of the investments with a 5 rating, $18.0 million were loans, of which $16.9 million were on non-accrual. Of the investments with a 4 rating, $35.4 million were loans, of which $19.6 million were on non-accrual.

Competition

We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. Although we do not have a direct competitor that competes in all of our product lines, industry sectors and geographic regions, we compete with financial services companies that target some of our chosen industry sectors or geographic areas, or which may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target industry sectors. We also compete against regional and national financial institutions. These include banks such as FleetBoston Financial Corporation, Union Bank of California, Comerica Bank, Silicon Valley Bank and Wells Fargo & Company; commercial finance companies such as The CIT Group; and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation and Textron Financial Corporation.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight into our customers’ business needs that we derive from information, analytics and effective interaction between our customers’ decision makers and our knowledgeable professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through our wholly owned subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC and MCG Finance Corporation I H. From time to time, MCG Finance I, LLC and MCG Finance Corporation I H may originate or be the holder of certain loans and investments we make.

We originate loans and sell them to MCG Finance II, a wholly owned special purpose finance subsidiary. MCG Finance II in turn sells the loans to MCG Master Trust, a Delaware business trust we formed in connection with the securitization facility we established in June 2000. The loans MCG Finance II sells to MCG Master Trust must satisfy specific criteria to be eligible for sale. These criteria are established in our loan agreements and credit policy and lending standards. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance III, another wholly owned special purpose finance subsidiary. MCG Finance III in turn sells the loans to MCG Commercial Loan Trust 2001-1, a Delaware business trust we formed in connection with the securitization facility we established in December 2001. These transactions are structured as on-balance sheet securitizations for accounting purposes.

Investment Policies

Our investment policies provide that we will not:

•	act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•	purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•	write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•	acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restriction pertaining to the issuance of senior securities discussed earlier, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

We concentrate our investments in the communications, information services, media, and technology industry sectors. From time to time, we may add new sectors or subsectors.

Employees

As of March 31, 2003, we employed 56 employees in our three offices, including investment and portfolio management professionals, operations professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business.

Legal Proceedings

On January 29, 2003, a purported securities class action lawsuit was filed in the United States District Court for the Eastern District of Virginia against us, certain of our officers and the underwriters of our initial public offering. The complaint alleges that the defendants made certain misstatements in violation of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 and Section 10(b), Rule 10b-5 and Section 20(a) of the Securities Exchange Act of 1934. Specifically, the complaint asserts that members of the plaintiff class purchased our common stock at purportedly inflated prices during the period from November 28, 2001 to November 1, 2002 as a result of certain misstatements regarding the academic degree of our chief executive officer. The complaint seeks unspecified compensatory and other damages, along with costs and expenses. On June 16, 2003, a consolidated amended class action complaint was filed in the proceedings captioned In re MCG Capital Corporation Securities Litigation, 1:03cv0114-A. The consolidated amended complaint names only us and certain of our officers and directors as defendants, and alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. We intend to defend this lawsuit vigorously.

We are also a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2003, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. The general terms of our loans and other investments are described in “Business—Underwriting—Investment Structure”, “Business—Flexible Funding” and “Business—Portfolio Interview”. Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 18 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 19 in the table below.

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)

Newspaper:

21st Century Newspapers, Inc. 48 West Huron Street Pontiac, MI 48342	Subordinated Debt Common Stock	1.0%	$21,276 452	$21,276 749

American Consolidated Media Inc.(1)(18) 8411 Preston Road, Suite 800 Dallas, TX 75225	Senior Debt		19,825	19,825

Badoud Enterprises, Inc.(1) 11260 Longwater Chase Court Fort Myers, FL 33908	Senior Debt		9,300	9,300

Brookings Newspapers, L.L.C.(1) 211 Highway 38 East Rochelle, IL 61068	Senior Debt		3,000	3,000

Community Media Group, Inc.(1) 805 South Logan West Frankfort, IL 62896	Senior Debt		11,326	11,326

Country Media, Inc.(12) 1317 West 42nd Street Scottsbluff, NE 69361	Senior Debt Common Stock	6.3%	7,463 100	7,463 163

Creative Loafing, Inc.(1) 750 Willoughby Way Atlanta, GA 30312	Senior Debt		14,950	14,950

Crescent Publishing Company LLC(1) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Senior Debt		14,192	14,192

The Joseph F. Biddle Publishing Company(1) 325 Penn Street Huntington, PA 16652	Senior Debt		11,505	11,505

The Korea Times Los Angeles, Inc. 4525 Wilshire Blvd. Los Angeles, CA 90010	Senior Debt		11,217	11,217

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
McGinnis-Johnson Consulting, LLC(1)(18) 130 W. Superior Street Duluth, MN 55802	Subordinated Debt		$9,463	$9,463

Minnesota Publishers, Inc.(1) 914 E. Channing Avenue Fergus Falls, MN 56537	Senior Debt		14,250	14,250

Murphy McGinnis Media, Inc.(1)(18) 130 W. Superior Street Duluth, MN 55802	Senior Debt		20,759	20,759

Pacific-Sierra Publishing, Inc.(18) 303 North G Street Merced, CA 95341	Senior Debt		23,685	23,685

Stonebridge Press, Inc.(1)(18) 25 Elm Street Southbridge, MA 01550	Senior Debt		5,824	5,824

Wyoming Newspapers, Inc.(1) 211 Highway 38 East Rochelle, IL 61068	Senior Debt		11,531	11,531

Total Newspaper			210,118	210,478

Publishing:

Boucher Communications, Inc.(1) 1300 Virginia Drive, Suite 400 Ft. Washington, PA 19034	Senior Debt Stock Appreciation Rights		2,000 —	2,000 327

Canon Communications LLC and Chemical Week Publishing L.L.C.(1) (18) 110 William Street, 11th Floor New York, NY 10038	Subordinated Debt		16,250	16,250

Corporate Legal Times L.L.C.(8)(10) (19) West Randolph Street, Suite 500E Chicago, IL 60611	Senior Debt Subordinated Debt LLC Interest	90.6%	4,958 670 313	4,730 — —

Dowden Health Media, Inc. 110 Summit Avenue Montvale, NJ 07645	Senior Debt		1,000	1,000

Fawcette Technical Publications Holding(1)(8) 209 Hamilton Avenue Palo Alto, CA 94301	Senior Debt Warrants to purchase Common Stock	38.9%	18,700 519	18,700 —

Miles Media Group, Inc.(1) 3675 Clarke Road Sarasota, FL 34233-2358	Senior Debt Warrants to purchase Common Stock	12.4%	7,841 20	7,841 229

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
Pfingsten Publishing, LLC(1) 330 N. Fourth Street, 2nd Floor St. Louis, MO 63102	Senior Debt		$—	$—

Rising Tide Holdings LLC(1)(8) 307 West 36th Street, 10th Floor New York, NY 10018	Senior Debt Warrants to purchase membership interest in LLC	6.5%	3,085 —	350 —

Sabot Publishing, Inc.(1) 301 Concourse Blvd., Suite 240 Glen Allen, VA 23059	Senior Debt Warrants to purchase Common Stock	1.8%	10,322 —	10,322 —

Sunshine Media Delaware, LLC(1)(12) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Senior Debt Class A LLC Interest Warrants to purchase Class B LLC interest	12.8% 100.0%	12,253 500 —	12,253 27 —

THE Journal, LLC(8) 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Senior Debt		3,266	1,558

UMAC, Inc.(8)(10)(19) 731 Market Street, 2nd Floor San Francisco, CA 94193	Common Stock	100.0%	10,579	504

VS&A-PBI Holding LLC(1)(8) 350 Park Avenue New York, NY 10022	Senior Debt LLC Interest	0.8%	— 500	— —

Wiesner Publishing Company, LLC(1)(18) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Senior Debt Subordinated Debt Warrants to purchase membership interest in LLC	15.0%	5,900 5,530 406	5,900 5,530 449

Witter Publishing Co., Inc. 84 Park Avenue Flemington, NJ 08822	Senior Debt Warrants to purchase Common Stock	10.5%	2,577 87	2,577 168

Working Mother Media, Inc.(8)(10)(19) 135 West 50th St. New York, NY 10020	Senior Debt Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock	98.7% 100.0% 100.0% 51.0%	6,991 7,315 1 1 1	6,991 4,282 — — —

Total Publishing			121,585	101,988

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
Broadcasting:

Amalfi Coast, L.L.C.(1) 2323 Corinth Avenue Los Angeles, CA 90064	Senior Debt		$13,000	$13,000

Costa De Oro Television, Inc. 2323 Corinth Avenue Los Angeles, CA 90064	Senior Debt		6,500	6,500

Crystal Media Network, LLC(5)(8)(10)(19) 1100 Wilson Boulevard, Suite 3000 Arilington, VA 22209	LLC Interest	100.0%	6,132	6,132

dick clark productions, inc. (18)(19) 3003 West Olive Avenue Burbank, CA 91505	Subordinated Debt Warrants to purchase Common Stock Common Stock	5.8% 0.3%	15,656 858 113	15,656 916 53

JMP Media, L.L.C.(1) 3131 North University Street Peoria, IL 61604-1386	Senior Debt		—	—

NBG Radio Network, Inc.(1)(5)(13)(14)(18) 520 SW Sixth Avenue, Suite 750 Portland, OR 97204	Senior Debt Warrants to purchase Common Stock		— —	— —

New Vision Broadcasting, LLC(1)(18) 3500 Lenox Road, STE 640 Atlanta, GA 30326	Senior Debt		26,700	26,700

New Northwest Broadcasters LLC(1) 15405 S.E. 37th Street, Suite 130 Bellevue, WA 98006	Senior Debt		11,174	11,174

Total Broadcasting			80,133	80,131

Telecommunications:

AMI Telecommunications Corporation(1)(8)(10) 937 Tahoe Blvd., Suite 120 Incline Village, NV 89452	Senior Debt Common Stock Series A-1 Preferred Stock Series A-2 Preferred Stock Series A-3 Preferred Stock	5.1% 82.3% 100.0% 37.5%	3,100 200 700 1,995 1,100	3,100 — 700 1,995 —

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
Biznessonline.com, Inc.(1)(10)(13)(14) 1720 Route 34 PO Box 1347 Wall, NJ 07719	Senior Debt Common Stock Preferred Stock Warrants to purchase Common Stock	2.0% 100.0% 71.2%	$15,237 18 4,864 253	$15,104 — — —

Bridgecom Holdings, Inc.(1)(18) 116 Radio Circle, Suite 300 Mt. Kisco, NY 10549	Senior Debt Warrants to purchase Common Stock	13.0%	21,841 —	21,841 918

I-55 Internet Services, Inc. 211 E. Thomas Street Hammond, LA 70401	Senior Debt Warrants to purchase Common Stock	7.5%	2,877 103	2,877 103

IDS Telcom LLC 1525 Northwest 167th St., Suite 200 Miami, FL 33169	Senior Debt Warrants to purchase membership interest in LLC	11.0%	18,432 375	18,432 753

Joseph C. Millstone 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Senior Debt		500	500

Manhattan Telecommunications Corporation(1)(18) 44 Wall Street, 14th Floor New York, NY 10005	Senior Debt Warrants to purchase Common Stock	17.5%	25,142 754	25,142 1,152

Midwest Towers Partners, LLC(1) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Senior Debt		17,135	17,135

nii communications, inc.(1)(16) 1717 North Loop 1604 East, Suite 250 San Antonio, TX 78232	Senior Debt Common Stock Warrants to purchase Common Stock	3.1% 35.3%	7,088 400 1,095	7,088 116 1,112

NOW Communications, Inc.(1) 1695 Hight Street, Suite B Jackson, MS 39202	Senior Debt Warrants to purchase Common Stock	10.0%	4,499 —	4,499 —

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
Powercom Corporation(1) 1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	Senior Debt Warrants to purchase Class A Common Stock	18.6%	$2,207 263	$2,207 183

Talk America Holdings, Inc.(1)(8)(13)(18) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Common Stock Warrants to purchase Common Stock	1.7% 0.8%	1,150 25	3,321 260

Telecomm South, LLC(2)(8)(10)(19) 6237 Vance Road, Suite No. 1 Chattanooga, TN 37421	Senior Debt LLC Interest	100.0%	3,584 10	3,179 —

Tower Resource Management, Inc. 979 South High Street Columbus, OH 43206	Senior Debt Warrants to purchase Common Stock	8.9%	2,694 —	2,694 —

WirelessLines, Inc.(1)(8) 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Senior Debt Warrants to purchase Common Stock	5.0%	6,150 —	6,150 —

Total Telecommunications			143,791	140,561

Information Services:

Cambridge Information Group, Inc.(1)(18) 7200 Wisconsin Avenue Bethesda, MD 20814	Senior Debt		16,590	16,590

Creatas, L.L.C.(1)(12) 6000 N. Forest Park Drive Peoria, IL 61614	Senior Debt LLC Interest	20.0%	12,481 100	12,481 305

Eli Research, Inc.(1)(18) 2327 Englert Drive, Suite 202 Durham, NC 27713	Senior Debt Warrants to purchase Common Stock	3.0%	10,105 —	10,105 —

Images.com, Inc. 16 West 19th Street New York, NY 10011	Senior Debt		3,046	2,136

Information Today, Inc.(18) 143 Old Mariton Pike Medford, NJ 08055	Senior Debt		9,600	9,600

R.R. Bowker LLC 121 Chanion Road New Providence, NJ 07974	Senior Debt Warrants to purchase membership interest in LLC	14.0%	10,438 882	10,438 1,122

Robert N. Snyder 7200 Wisconsin Avenue Bethesda, MD 20814	Senior Debt		1,300	1,300

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
TGI Group, LLC 737 Pearl Street, Suite 201 La Jolla, CA 92037	Senior Debt Warrants to purchase membership interest in LLC	5.0%	$6,279 126	$6,279 —

Unifocus, Inc. and Unifocus LLC(1) 3150 Premier Drive, Suite 120 Irving, TX 75063	Senior Debt Warrants to purchase Common Stock and LLC interests	20.0%	3,635 247	3,635 293

Total Information Services			74,829	74,284

Technology:

The Adrenaline Group, Inc.(1)(8) 1445 New York Avenue, N.W., 4th Floor Washington, DC 20005	Common Stock	2.7%	—	12

Dakota Imaging, Inc.(18) 7130 Monstrel Way, STE 130 Columbia, MD 21045	Senior Debt Warrants to purchase Common Stock	9.4%	6,721 188	6,721 39

FTI Technologies Holdings, Inc.(1) 22 Cortlandt Street New York, NY 10007	Senior Debt Warrants to purchase Common Stock	4.2%	21,475 —	21,475 —

Netplexus Corporation(1)(12) 10201 Lee Highway Fairfax, VA 22030	Senior Debt Preferred Stock Warrants to purchase Class A Common Stock	51.0% 4.8%	2,036 766 —	1,017 — —

Systems Xcellence USA, Inc.(1)(18) 2505 South Finley Road Suite 110 Lombard, IL 60148	Senior Debt Warrants to purchase Common Stock	3.0%	7,600 —	7,600 —

Total Technology			38,786	36,864

Security Alarm:

Barcom Electronic Inc. 923 North Belt West Swansee, IL 62226	Senior Debt		3,658	3,658

Copperstate Technologies, Inc.(3)(10)(19) 7310 N. 108th Avenue Glendale, AZ 85307	Senior Debt Class A Common Stock Class B Common Stock Warrants to purchase Class B Common Stock	93.0% 0.1% 99.9%	980 2,000 — —	980 2,040 — 24

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
Interactive Business Solutions, Inc.(4)(10)(19) 500 Airport Center Parkway, Suite L Charlotte, NC 28208	Senior Debt Common Stock	100.0%	$75 2,750	$75 2,794

National Systems Integration, Inc. formerly Intellisec Holdings, Inc.(1)(3)(4)(7)(8)(11) 420 Santa Monica Blvd., Suite 610 Santa Monica, CA 90401	Common Stock Class B–2 Preferred Stock Debtor in Possession Financing Senior Debt Warrants to purchase Common Stock	46.0% 100.0% 0.0%	— 4,379 — — —	— 4,062 — — —

Total Security Alarm			13,842	13,633

Other:

CCG Consulting, LLC(17) 6811 Kenilworth Avenue, Suite 302 Riverdale, MD 20737	Senior Debt Warrants to purchase membership interest in LLC Option to purchase additional LLC interest	13.8% 5.5%	1,441 — —	1,441 — —

Connective Corp.(8) 250 West 57th Street, Suite 1514 New York, NY 10107	Common Stock	0.2%	57	7

The e-Media Club, LLC(8) 402 Maple Avenue Vienna, VA 22180	LLC Interest	0.8%	90	52

Executive Enterprise Institute, LLC(8)(12)(19) 22 Cortland Street New York, NY 10007	LLC Interest	10.0%	301	—

Jeffrey A. Stern(8) 2329 S. Purdue Avenue Los Angeles, CA 90064	Senior Debt		65	65

Marketron International, Inc.(6)(8) 462 Danbury Road Milton, CT 06897-2126	Warrants to purchase Common Stock	1.5%	—	—

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	Cost	Fair Value
			(in thousands)
New Century Companies, Inc.(8)(13) 2329 S. Purdue Avenue Los Angeles, CA 90064	Common Stock Preferred Stock Warrants to purchase Common Stock	2.7% — 0.5%	$157 — —	$208 — 9

Total Other			2,111	1,782

Total Investments			685,195	659,721

Unearned income			(11,299)	(11,299)

Total Investments net of unearned income			$673,896	$648,422

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I,
(3)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(4)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which at the time was a wholly owned indirect subsidiary of MCG Finance III, LLC.
(6)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(7)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing of one of our portfolio companies, Intellisec Holdings, Inc., to equity. The debtor in possession financing portion of our Intellisec Holdings, Inc. investment was senior to the senior debt in bankruptcy proceedings. Also in March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc.
(8)	Non-income producing at March 31, 2003.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(10)	This is a “majority owned company.” Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	This is a “controlled company.” Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	This is an “other affiliate.” Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(13)	This is a public company.
(14)	NBG Radio Networks, Inc. is a Nevada corporation.
(15)	Biznessonline.com, Inc. is a Delaware corporation.
(16)	nii Communications, Inc. is a Delaware corporation.
(17)	CCG Consulting, LLC is a limited liability company organized under the laws of the State of Maryland.
(18)	We provide consulting services to this portfolio company.
(19)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At the time of this filing, we do not have any preferred stock outstanding.

At March 31, 2003, approximately 90% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies”.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when, among other things, we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date.

MANAGEMENT

Our board of directors is responsible for managing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee, an investment committee, a nominating committee and a valuation committee.

Our officers and senior investment professionals manage our portfolio. They have extensive experience in managing investments in private small- and medium-sized businesses in the communications, information services, media and technology industry sectors and in diverse geographic locations, and are knowledgeable about our approach to lending and investing. Our lending decisions for loans up to $10 million are made by our credit committee, which includes some members of our board of directors. Our investment committee of our board of directors makes lending decisions with respect to loans exceeding $10 million and all decisions relating to equity investments. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. In addition, our bylaws require the affirmative vote of 75% of the entire board of directors to fix the number of directors at more than eleven or less than seven so long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of our outstanding shares of common stock at all times. These bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each director listed below is 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Directors

Information regarding our board of directors is as follows:

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Norman W. Alpert	44	Director	2000	2004
Jeffrey M. Bucher	70	Director	2001	2006
Wallace B. Millner, III	63	Chairman of the Board	1998	2005
Kenneth J. O’Keefe	48	Director	2001	2006
Michael A. Pruzan	38	Director	2000	2006
Interested Directors
Joseph H. Gleberman	45	Director	1998	2004
Robert J. Merrick	58	Director, Chief Credit Officer	1998	2005
Bryan J. Mitchell	42	Director, Chief Executive Officer	1998	2005
Steven F. Tunney	42	Director, President and Chief Operating Officer	1999	2004

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
Robert J. Merrick	58	Chief Credit Officer
Bryan J. Mitchell	42	Chief Executive Officer
Janet C. Perlowski	44	Executive Vice President, Chief Financial Officer and Treasurer
Samuel G. Rubenstein	41	Executive Vice President, General Counsel and Secretary
B. Hagen Saville	41	Executive Vice President, Business Development
Steven F. Tunney	42	President and Chief Operating Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Name	Background Information

Norman W. Alpert

Mr. Alpert has served as a Managing Director and founding partner of Vestar Capital Partners since 1988. Mr. Alpert serves on the board of directors of Aearo Corp., Remington Products Company, LLC, and Cluett American Corp., all companies in which Vestar Capital Partners has a significant equity interest. Mr. Alpert’s term as director will expire in 2004.

Jeffrey M. Bucher

Since 2001, Mr. Bucher has been employed at Kozusko Lahey Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System.

Wallace B. Millner, III

Mr. Millner has been the Chairman of our board since November, 2002, a post he also held from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer. Mr. Millner’s term as a director will expire in 2005.

Kenneth J. O’Keefe

Since December 2002, Mr. O’Keefe has served as Executive Vice President of Infinity Broadcasting, a radio broadcasting company. From July 2001 to December 2002, Mr. O’Keefe was a private investor. From 2000 to 2001, Mr. O’Keefe was employed by Clear Channel Communications, Inc., a diversified media company, where he served as President and Chief Operating Officer of the Clear Channel Radio Group. From 1999 to 2000, Mr. O’Keefe was employed by AMFM, Inc., a radio broadcasting company, where he served as President and Chief Operating Officer until its merger with Clear Channel. From 1997 to 1999, Mr. O’Keefe was employed by Chancellor Media Corporation, a predecessor company to AMFM, Inc., as Executive Vice President—Operations.

Name	Background Information

Michael A. Pruzan	Mr. Pruzan previously served as a member of our board of directors from 1998 to 1999. Mr. Pruzan has served as a Partner at Soros Private Equity Partners LLC since 1999. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and Principal Investments. Mr. Pruzan serves on the board of directors of Day International Group, Inc.

Interested Directors

Messrs. Mitchell, Tunney and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of MCG. Mr. Gleberman is an interested person as defined in the Investment Company Act of 1940 due to his affiliation with Goldman, Sachs & Co., a beneficial owner of more than 5% of our outstanding shares.

Name	Background Information

Joseph H. Gleberman	Mr. Gleberman has been a Managing Director of Goldman, Sachs & Co., an investment-banking firm, since 1996. Mr. Gleberman serves as a director of aaiPharma, Inc., Berry Plastics Corporation, BPC Holding Corporation, BackWeb Technologies Ltd. and IPC Acquisition Corp. Mr. Gleberman’s term as director will expire in 2004.

Robert J. Merrick	Mr. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of American Insured Mortgage Investors Series 85 L.P., American Insured Mortgage Investors L.P.—Series 86, American Insured Mortgage Investors L.P.—Series 88, American Insured Mortgage Investors and CRIIMIMAE Inc. Mr. Merrick’s term as a director will expire in 2005.

Bryan J. Mitchell	Mr. Mitchell has served as our Chief Executive Officer since 1998 and also served as our President from 1998 to May 2001. Mr. Mitchell was Chairman of our board from May 2001 until November 2002. From 1997 to 1998, Mr. Mitchell was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President. Mr. Mitchell serves on the board of managers of MCG Finance I, MCG Finance II, MCG Finance III and MCG Finance Corporation, IH. Mr. Mitchell’s term as a director will expire in 2005.

Name	Background Information

Steven F. Tunney	Mr. Tunney has served as our President since May 2001, as our Assistant Secretary since February 2000, and as our Chief Operating Officer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President. Mr. Tunney serves on the board of managers of MCG Finance I, MCG Finance II, MCG Finance III, MCG Credit Corporation and MCG Finance Corporation IH. Mr. Tunney’s term as director will expire in 2004.

Information about Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of MCG. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Background Information

Janet C. Perlowski	Ms. Perlowski has served as our Chief Financial Officer since 2000, as our Treasurer since 2002 and as an Executive Vice President since May 2003. Prior to that Ms. Perlowski served as our Controller from 1998 to 2000. From 1997 to 1998, Ms. Perlowski was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1983 to 1997, Ms. Perlowski was employed at Signet Bank where she served as Senior Vice President from 1994 to 1997.

Samuel G. Rubenstein	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996. Mr. Rubenstein serves on the board of managers of MCG Finance I, MCG Finance II and MCG Finance III.

B. Hagen Saville	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President. Mr. Saville serves on the board of managers of MCG Finance I, MCG Finance II and MCG Finance III.

Meetings of the Board of Directors and Committees

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee.

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, O’Keefe and Bucher, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The audit committee met nine times during 2002.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee consists of three directors. GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. and Soros Private Equity Partners LLC are each entitled to nominate to the board of directors for consideration one nominee to the compensation committee, subject to applicable qualification requirements, as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the compensation committee (and other aspects of the compensation committee bylaws) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The compensation committee currently consists of Messrs. Alpert, Gleberman and Pruzan. The compensation committee met twice during 2002.

The investment committee must approve loans to any customer exceeding $10 million and all equity investments. The investment committee currently consists of Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner, Merrick and O’Keefe. The investment committee met 16 times during 2002.

The nominating committee consists of three directors who are interested persons under the 1940 Act and three directors who are not interested persons under the 1940 Act. The three directors who are not interested persons under the 1940 Act act as a subcommittee of the nominating committee. The nominating committee nominates to the board of directors for consideration candidates for election as directors to the board of directors, except that the subcommittee is solely responsible for selecting and nominating to the board of directors for consideration candidates for election as directors to the board of directors who are not interested persons under the 1940 Act. This subcommittee is responsible for selecting director nominees who are not interested persons under the 1940 Act from among the directors for service on the subcommittee of the nominating committee. The nominating committee (or the subcommittee in the case of any director who is not an interested person of the Company) is required to consider at least one person designated to serve as a director by each of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. and Soros Private Equity Partners LLC as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The nominating committee is also responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the nominating committee or the subcommittee (and other aspects of the nominating committee bylaw) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company’s outstanding shares of common stock at all times. The current members of the nominating committee are Messrs. Gleberman, Alpert, Pruzan, Millner, Mitchell and Tunney, and the current members of the subcommittee are Messrs. Alpert, Pruzan and Millner. The nominating committee met once during 2002, and the subcommittee met once during 2002.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Pruzan and Tunney. The valuation committee met four times during 2002.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned from us during the year ended December 31, 2002 by our Chief Executive Officer and our three highest paid executive officers, and paid during the year ended December 31, 2002 to all of our directors (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Company(1)	Restricted Stock($)(2)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Directors Fees Paid by the Company
Interested Directors
Bryan J. Mitchell	$324,988	—	(4)	—	$—
Chief Executive Officer and Director(3)
Steven F. Tunney	509,194	—	(5)	—	—
President, Chief Operating Officer and Director
Robert J. Merrick	203,087	—	(6)	—	—
Chief Credit Officer and Director
Joseph H. Gleberman	45,000	—		—	45,000	(9)
Director
Independent Directors
Wallace B. Millner, III	75,000	—		—	75,000	(9)
Chairman of the Board
Norman W. Alpert	45,000	—		—	45,000	(9)
Director
Jeffrey M. Bucher	55,000	—		—	55,000	(9)
Director
Kenneth J. O’Keefe	55,000	—		—	55,000	(9)
Director
Michael A. Pruzan	45,000	—		—	45,000	(9)
Director
Executive Officers
B. Hagen Saville	451,283	—	(7)	—	—
Executive Vice President
Janet C. Perlowski	440,034	—	(8)	—	—
Executive Vice President, Chief Financial Officer and Treasurer

(1)	The following table provides detail as to aggregate compensation for 2002 as to our Chief Executive Officer and our three highest paid executive officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$307,488	$—	$17,500
Mr. Tunney	291,694	200,000	17,500
Mr. Saville	233,783	200,000	17,500
Ms. Perlowski	222,534	200,000	17,500

Each executive’s salary includes $2,000 of compensation to be applied to cover benefits costs and also includes the taxable portion of payments made under his group term life insurance policy. Each executive’s bonus includes the executive’s entire bonus earned during 2002. The total amount of compensation deferred by Messrs. Mitchell, Tunney, Saville and Ms. Perlowski under our deferred compensation plan in 2002 was $0, $34,231, $0 and $0, respectively. The amounts listed under “Employer 401(k) Contributions” for each executive include $5,500 in matching contributions and $12,000 in additional discretionary contributions.

(2)	During 2002 no options were granted to compensated persons. Upon our election to be regulated as a business development company, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of restricted common stock, 1,504,204 of which remain outstanding. The aggregate fair market value of the outstanding shares was approximately $16,200,277 as of December 31, 2002 to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards and “Employment Agreements” for a discussion of the terms and conditions of the restricted stock, including forfeiture restrictions.
(3)	Mr. Mitchell resigned as Chairman of the Board on November 3, 2002. In connection with Mr. Mitchell’s resignation as Chairman and the amendment of Mr. Mitchell’s employment agreement, Mr. Mitchell is required to repay his 2001 bonus, net of taxes, and he has repaid $344,925 as of December 31, 2002. See “—Employment Agreements.”
(4)	Mr. Mitchell held 363,693 shares of restricted stock with a fair market value of $3,916,974 as of December 31, 2002. See “Restricted Stock Awards.” Mr. Mitchell holds 53,317 shares of Tier I restricted common stock, 92,413 shares of Tier II restricted common stock and 217,963 shares of Tier III restricted common stock.
(5)	Mr. Tunney held 294,078 shares of restricted stock with a fair market value of $3,167,220 as of December 31, 2002. See “Restricted Stock Awards.” Mr. Tunney holds 39,817 shares of Tier I restricted common stock, 75,928 shares of Tier II restricted common stock and 178,333 shares of Tier III restricted common stock.
(6)	Mr. Merrick held 43,738 shares of restricted stock with a fair market value of $471,058 as of December 31, 2002. See “Restricted Stock Awards.” Mr. Merrick holds 6,638 shares of Tier I restricted common stock, 11,130 shares of Tier II restricted common stock and 25,970 shares of Tier III restricted common stock.
(7)	Mr. Saville held 236,951 shares of restricted stock with a fair market value of $2,551,962 as of December 31, 2002. See “Restricted Stock Awards.” Mr. Saville holds 39,303 shares of Tier I restricted common stock, 58,944 shares of Tier II restricted common stock and 138,704 shares of Tier III restricted common stock.
(8)	Ms. Perlowski held 40,241 shares of restricted stock with a fair market value of $433,396 as of December 31, 2002. See “Restricted Stock Awards.” Ms. Perlowski holds 10,856 shares of Tier I restricted common stock, 8,916 shares of Tier II restricted common stock and 20,469 shares of Tier III restricted common stock.
(9)	Consists only of directors’ fees paid by the Company during 2002. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

Each director receives an annual retainer of $25,000. In addition, members of the Audit Committee each receive an annual fee of $10,000, members of the Investment Committee each receive an annual fee of $20,000, members of the Valuation Committee each receive an annual fee of $20,000, and the Chairman of the Board receives an annual fee of $25,000. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

Restricted Stock Awards

Upon our election to be regulated as a business development company, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of our common stock, which are restricted, to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares issued for the termination of the stock option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

With respect to 148,846 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-sixth of such shares initially granted to an employee at the end of each of the six consecutive calendar year quarters beginning April 1, 2003 so long as that employee remains employed by us on the applicable date. In addition, 12,607 of these shares have been forfeited. With respect to 178,398 of the total shares of restricted common stock (together with the 148,846 and 12,607 shares, the “Tier I restricted common stock”), no forfeiture restrictions apply.

With respect to 298,515 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-tenth of such shares initially granted to an employee at the end of each of the ten consecutive calendar year quarters beginning April 1, 2003 so long as that employee remains employed by us on the applicable date. In addition, 15,021 of these shares have been forfeited. With respect to 186,464 of the total shares of restricted common stock (together with the 298,515 and 15,021 shares, the “Tier II restricted common stock”), no forfeiture restrictions apply.

664,699 of the total shares of restricted common stock will be subject to two independent forfeiture conditions, one relating to employment status and the other relating to total return to stockholders. Due to employee terminations 8,020 shares have been forfeited and forfeiture provisions have lapsed on 1,311 shares. 25,970 shares of restricted common stock (together with the 664,699, 8,020 and 1,311 shares, the “Tier III restricted common stock”) are not subject to the forfeiture condition related to total return-based criteria, but will be subject to the forfeiture condition related to employment status. Our compensation committee also is required to act for a forfeiture to occur if the total return-based criteria are not met.

Pursuant to the first forfeiture condition, all shares granted to an employee generally will be forfeited unless the employee is still employed by us on September 30, 2005. Pursuant to the second forfeiture condition, the forfeiture provisions will lapse as to 25% of the total amount of shares of Tier III restricted common stock granted to an employee if at the end of the relevant period the following two criteria are met:

•	a total return of 20% for the period beginning on December 4, 2001 and ending on December 31, 2002 and of 15% for each of the three 12-month periods beginning October 1, 2002; and

•	at the end of each of the second, third and fourth periods described above, an average of the total returns since December 4, 2001 of at least 10%.

If both of the foregoing return-based criteria are not met in a particular period, the shares will not be subject to forfeiture for that reason if the average of the total returns for such period and all prior periods is at least 20%, although the employment status forfeiture condition would still apply. Moreover, if at the end of any of the four periods described above the average of the total returns since December 4, 2001 through the end of such period is at least 10% and also results in the average of the total returns for each of the prior periods being at least 10%, the forfeiture provisions will lapse as to the total amount of shares for all prior periods for which the first return-based criterion described above is satisfied but the second return-based criterion described above is not satisfied. Once the criteria are met for a particular period, the Tier III restricted common stock allocable to that period is no longer subject to forfeiture unless the employee is not still employed by us on September 30, 2005 or unless a change in control takes place.

“Total return” is calculated assuming an investor purchases one share on the first day of each period, receives dividends in cash throughout the period (assuming no reinvestment for purposes of this calculation), and sells that share on the last day of the period at a price that is the average of the closing sales price of the common stock on the last 10 trading days of the applicable period (including the last trading day of the applicable period). The “total return” for the Tier III restricted common stock held by Messrs. Mitchell, Saville and Tunney will be calculated with an assumed starting point for each period equal to the higher of $22 or the average of the closing sales price of the common stock on the last 10 trading days of the prior period. In addition, if the total return-based criteria are not met, the Tier III restricted common stock will not be forfeited unless our compensation committee determines that all or some portion of the stock will be forfeited based on factors it deems relevant at that time.

The restricted common stock also will be subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. Upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to Tier I and Tier II restricted common stock except for Mr. Mitchell. Except for Messrs. Mitchell, Saville and Tunney, all forfeiture restrictions will lapse with respect to Tier III restricted common stock held by employees. Upon a change in control of MCG Capital, the forfeiture restrictions applicable to Tier III shares of restricted common stock held by Messrs. Saville and Tunney will lapse with respect to (A) the Tier III shares of restricted common stock for which the above described performance based criteria were satisfied prior to the date of the change in control transaction, and (B) the greater of (i) one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction so long as the consideration paid (in whatever form) to MCG Capital shareholders in the change of control transaction is at least $22 per share of common stock or (ii) the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction but for which the above described performance based criteria would be deemed to be satisfied after taking into account the consideration paid to the MCG Capital shareholders in the change in control transaction; provided, however, if the change in control occurs due to changes to the majority of the incumbent board as defined in the restricted stock agreements, the forfeiture restrictions applicable to one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction will lapse so long as none of the individuals who were members of the incumbent board and are affiliated with GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC vote for the new board of directors or, in the event any such individual vote for the new board of directors, the forfeiture restrictions applicable to all of such Tier III shares of restricted common stock will lapse. Forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability. See “Certain Relationships and Transactions—Loans to and Other Agreements with Our Executive Officers”.

Employment Agreements

We entered into employment agreements with Messrs. Mitchell, Tunney, and Saville on November 28, 2001. Mr. Mitchell’s agreement was amended on November 3, 2002 to make the agreement “at will.” The term of Messrs. Tunney and Saville’s agreements is four years. The term of Messrs. Tunney and Saville’s agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, Messrs. Tunney’s and Saville’s employment agreements will not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable.

The employment agreements for Messrs. Mitchell, Tunney, and Saville provide for an annual base salary as described below. In addition, the executives are entitled to participate in any incentive compensation program instituted by us except that Mr. Mitchell is ineligible for any cash bonus in 2002, and is required to reimburse the Company for the cash bonus, net of taxes, he received in 2001. The agreements also provide for employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses. The agreements also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock granted to these executives in connection with the termination of our stock option plan. Messrs. Mitchell, Tunney and Saville are paid initial base salaries and own shares of restricted stock as follows:

	Annual Base Salary	Number of Restricted Shares
Name		Tier I	Tier II	Tier III
Bryan J. Mitchell	$309,155	53,317	92,413	217,963
Steven F. Tunney	$293,164	39,817	75,928	178,333
B. Hagen Saville	$234,531	39,303	58,944	138,704

Pursuant to the employment agreements, if Mr. Mitchell’s employment is terminated by us or Mr. Mitchell for any reason (other than death or disability), or if Messrs. Tunney or Saville’s employment is terminated by us for cause or by disability, death or by the executive (other than for “good reason” as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of Tier I, Tier II and Tier III restricted common stock as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Messrs. Tunney or Saville cease employment due to death or disability, a certain portion of their Tier I, Tier II and Tier III shares of restricted common stock will become immediately non-forfeitable. If Mr. Mitchell’s employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable. In addition, Messrs. Tunney and Saville are the beneficiaries of life insurance and disability insurance policies in amounts sufficient to cover their outstanding loans to the Company.

If either Messrs. Tunney or Saville terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater. Moreover, if the executive terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or other than without a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the Tier I, Tier II and Tier III shares of restricted common stock will immediately lapse. If we terminate the executive’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all the Tier I and a certain portion of Tier II and Tier III shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) if Mr. Tunney’s is not reelected to our board of directors.

If Mr. Mitchell terminates his employment or we terminate his employment for any reason (other than for death or disability), then Mr. Mitchell will be entitled to receive, among other things, an amount equal to his monthly base salary immediately prior to the termination date for three months, payable in 12 equal monthly installments. In addition, Mr. Mitchell will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Mr. Mitchell would be entitled to receive benefits under any group health and life insurance for two years after termination. Forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability.

If Messrs. Tunney or Saville do not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable. In such case, the executive will not be entitled to any further payments or benefits.

In the event of a change of control, the forfeiture provisions in Messrs. Tunney and Saville’s Tier I, Tier II, and Tier III shares of restricted common stock lapse in varying degrees.

The employment agreement prohibits the executive, during his employment with us and for a period of two years after the executive’s termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement also prohibits the executive, during his employment with us and for a period two years after the termination of Messrs. Tunney or Saville’s employment for any reason, other than as a result of expiration of the term, or one year after the termination of Mr. Mitchell’s employment for any reason from engaging in any business or activity that competes with us. The agreement also requires that the executives protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

An executive is also be entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986 as a result of a change of control in accordance with Section 280G.

Messrs. Mitchell, Tunney and Saville currently have loans outstanding to us with respect to prior purchases of stock and restricted stock. Mr. Mitchell’s employment agreement requires that he use the dividends on his shares of restricted stock, net of taxes, to repay his existing indebtedness to us. See “Certain Relationships and Transactions—Loans to and Other Agreements with our Executive Officers”.

We have entered into an employment agreement with Mr. Merrick similar to those of Messrs. Saville and Tunney described above.

Severance Agreements

In addition, we have entered into severance agreements with certain of our officers, including Ms. Perlowski. Ms. Perlowski’s severance agreement provides that if she terminates her employment for good reason (as defined in her employment agreement), or if we terminate her employment other than for cause (as defined in her employment agreement), death or disability, Ms. Perlowski will be entitled to receive, among other things, the amount of her highest monthly base salary during the current or past two years for a period of 12 months payable within 45 days after the date of her termination. If Ms. Perlowski terminates her employment for good reason, or if we terminate her employment other than for cause, she will forfeit any Tier I or Tier II restricted common stock for which forfeiture restrictions would not lapse for a period of 12 months from the time of her termination and her Tier III shares will become non-forfeitable to the same extent as if Ms. Perlowski had remained employed by the Company through September 30, 2005. The agreement prohibits Ms. Perlowski, during her employment with us and for a period of two years after her termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The agreement also prohibits Ms. Perlowski, during her employment with us and for a period of 12 months after her termination of employment for any reason, other than as a result of expiration of the term, from engaging in any business or activity that competes with us.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under terms and conditions that our compensation committee will determine. See “—Employment Agreements.”

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. We will elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allow us to reduce or eliminate our corporate-level tax liability.

One requirement to qualify as a RIC was that, by December 31, 2002, we were required to eliminate the earnings and profits accumulated while we were taxable under Subchapter C of the Internal Revenue Code. We accomplished this by paying cash dividends to our stockholders in 2002. The cash dividend of $0.86 per share declared in December 2001 and paid in the first quarter of 2002 represented the distribution of substantially all of our earnings and profits for the period from our inception through December 31, 2001. Of the $0.46 cash dividend declared in September 2002, $0.03 per share represented the remaining distribution of our earnings and profits for the period from our inception through December 31, 2001.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains in excess of net long-term capital losses), and 90% of any ordinary pre-RIC built in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% distribution requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute to stockholders other than any built-in gain recognized between January 1, 2002 and December 31, 2011.

In general, distributions of our investment company taxable income will be taxable to stockholders as ordinary income. Distributions of net long-term capital gain (including deemed distributions) generally will be taxable to stockholders as capital gain. We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed).

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) 98% of our income (both ordinary income and net capital gains). The excise tax will apply to the excess of 98% of our income over the amount of income actually (or deemed) distributed to our stockholders. We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to debt securities, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends will be subject to tax to U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Internal Revenue Code to taxation as a RIC, we are required to pay corporate level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $1.1 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income. Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as a capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under new legislation, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Under new legislation, capital gain dividends will be taxed to U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

We intend to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be claimed as a credit or refund against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

As indicated above, one requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. We accomplished this by paying cash dividends to our stockholders in 2002. The cash dividend of $0.86 per share declared in December 2001 and paid in the first quarter of 2002 represented the distribution of substantially all of our earnings and profits for the period from our inception through December 31, 2001. Of the $0.46 cash dividend declared in September 2002, $0.03 per share represented the remaining distribution of our earnings and profits for the period from our inception through December 31, 2001. See “Price Range of Common Stock and Distributions”.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

On May 28, 2003, a new federal tax law was enacted that generally reduces the maximum rate of taxation on non-corporate taxpayers for net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) from 20% to 15% (from May 6, 2003 through December 31, 2008). Our dividends are generally not eligible for the new 15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;

(2)	our distributions designated as capital gain dividends; and
(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre-Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	Our chief executive officer and chief financial officer must now certify the accuracy of the financial statements contained in our periodic reports;

•	Our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

The Sarbanes-Oxley Act has required us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of July 2, 2003, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)

Entities affiliated with The Goldman Sachs Group, Inc.(2) c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	6,037,500	19.3%

Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	2,945,230	9.4

American International Group, Inc.(3) 70 Pine Street New York, NY 10270	2,683,693	8.6

Vestar Capital Partners IV, L.P.(4) 245 Park Avenue 41st Floor New York, NY 10167	2,666,667	8.5

Quantum Industrial Partners LDC(5) 888 Seventh Avenue, 33rd Floor New York, NY 10106	1,990,666	6.4

U.S. Trust Corporation(6) 114 W. 47th Street New York, NY 10036	1,862,970	6.0

Interested Directors

Bryan J. Mitchell(7)	486,652	1.6

Steven F. Tunney(8)	386,595	1.2

Robert J. Merrick(9)	76,438	*

Joseph H. Gleberman(10)	—	*

Independent Directors

Wallace B. Millner, III(11)	80,464	*

Jeffrey M. Bucher	2,500	*

Kenneth J. O’Keefe	2,275	*

Norman W. Alpert(12)	775	*

Michael A. Pruzan(13)	10,000	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)

Executive Officers

Janet C. Perlowski(14)	45,241	*

Samuel G. Rubenstein(15)	85,007	*

B. Hagen Saville(16)	349,968	1.1

Executive officers and directors as a group	1,525,915	4.9

*	Represents less than one percent.
(1)	Based on a total of 31,252,389 shares of the Company’s common stock issued and outstanding on July 2, 2003.
(2)	GS Capital Partners II, L.P. is the record holder of 3,895,303 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,548,550 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 143,679 of these shares as nominee for GS Capital Partners II (Germany) Civil Law Partnership; Stone Street Fund 1998, L.P. is the record holder of 345,624 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 104,344 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates.
(3)	The record holder of these shares is American International Group. The following entities may be deemed to be beneficial owners of securities held for the account of American International Group: AIG Global Investment Group, Inc., a parent holding company organized under the laws of Delaware; and AIG Global Investment Corporation, an investment advisory firm organized under the laws of New Jersey.
(4)	The record holders of these shares are Vestar Capital Partners IV, L.P. and Vestar/MCG LLC. Vestar/MCG LLC directly beneficially owns 52,657 of these shares. Vestar Associates Corporation IV is the general partner of Vestar Associates IV, L.P. which is the general partner of Vestar Capital Partners IV, L.P. Vestar Associates Corporation IV is also the managing member of Vestar/MCG LLC. Therefore, Vestar Capital Partners IV, L.P. may be deemed to indirectly beneficially own the 52,657 shares of common stock directly beneficially owned by Vestar/MCG LLC.
(5)	The record holder of these shares is Quantum Industrial Partners LDC (“QIP”). The following persons and entities may be deemed to be beneficial owners of securities held for the account of QIP: QIH Management Investor, L.P. (“QIHMI”), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of, and (pursuant to constituent documents of QIP) is vested with investment discretion with respect to the portfolio assets held for the account of, QIP. QIH Management, Inc. (“QIH Management”), a Delaware corporation of which George Soros is the sole stockholder, is the sole general partner of QIHMI. QIHMI, by reason of its investment discretion over the securities owned by QIP, and QIH Management, as the sole general partner of QIHMI, may each be deemed the beneficial owner of the shares held for the account of QIP for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”). Pursuant to contract, Soros Fund Management LLC (“SFM LLC”) and Mr. Soros, as Chairman of SFM LLC, has the ability to direct the investment decisions of QIHMI and as such may be deemed to have investment discretion over the securities held for the account of QIP and therefore may also be deemed to be the beneficial owner of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended. The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC (“SFM Domestic”). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.
(6)	U.S. Trust Corporation shares beneficial ownership of these shares with United States Trust Company of New York, as noted in the Schedule 13G filed by U.S. Trust on February 12, 2003. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation.
(7)	This includes 61,314 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 302,379 restricted shares that are subject to forfeiture restrictions.
(8)	This includes 48,382 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 245,696 restricted shares that are subject to forfeiture restrictions.
(9)	This includes 7,493 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 36,245 restricted shares that are subject to forfeiture restrictions.
(10)	Joseph H. Gleberman is director and affiliated with the Goldman Funds. See note (2).
(11)	This includes 4,719 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days.
(12)	Norman W. Alpert is a director and affiliated with Vestar Capital Partners. See note (4).
(13)	Michael A. Pruzan is a director and affiliated with QIP and SFM Domestic. Mr. Pruzan is a non-managing member of SFM Domestic. Mr. Pruzan disclaims beneficial ownership over any shares held for the account of SFM Domestic. See note (5).
(14)	This includes 8,772 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 31,469 restricted shares that are subject to forfeiture restrictions.
(15)	This includes 11,920 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 47,859 restricted shares that are subject to forfeiture restrictions.
(16)	This includes 41,756 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 195,195 restricted shares that are subject to forfeiture restrictions.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of July     , 2003:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors

Bryan J. Mitchell	Over $100,000

Steven F. Tunney	Over $100,000

Robert J. Merrick	Over $100,000

Joseph H. Gleberman	None

Independent Directors

Norman W. Alpert	$10,001 – $50,000

Jeffrey M. Bucher	$10,001 – $50,000

Kenneth J. O’Keefe	$10,001 – $50,000

Wallace B. Millner, III	Over $100,000

Michael A. Pruzan	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $ on July , 2003 on the Nasdaq National Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Affiliated Persons

Certain funds affiliated with The Goldman Sachs Group, Inc. own a significant portion of our outstanding common stock. We have agreed that for so long as the stockholders affiliated with The Goldman Sachs Group, Inc. own at least 50% of our common stock currently owned by them, Goldman, Sachs & Co. will have the right to provide all of our investment banking services (other than any underwriting of securities, commercial banking services, any determination of fair market value pursuant to any employment, consulting or severance agreement and services relating to any securitization or other debt issuances) upon terms mutually satisfactory to them and to us. If we are unable to agree on those terms, we may hire another investment banking firm.

Certain stockholders, including stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners, Soros Fund Management and FBR Asset Investment Corporation, will, under some circumstances, have the right to require us to register their shares with the Securities and Exchange Commission or request that their shares be included in registration statements that we may file so that those shares may be publicly resold.

We are obligated to effect up to nine demand registrations for four of our stockholders. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to four demand registrations, the stockholders affiliated with Vestar Capital Partners and stockholders affiliated with Soros Fund Management each have a right to request up to two demand registrations and FBR Asset Investment Corporation has the right to request one demand registration. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Loans to and Other Agreements with our Executive Officers

Certain of our executive officers have employment agreements with us. See “Compensation of Executive Officers and Directors—Employment Agreements”.

In connection with our formation in 1998, certain of our executive officers and other members of management delivered promissory notes to us to purchase shares of common stock. These promissory notes are due on June 24, 2003, subject to acceleration events, and bear interest at a fixed rate per annum equal to 8.2875% payable annually. In addition, during 2000 certain of our additional executive officers and other members of management delivered promissory notes to us in connection with the purchase of shares of common stock. These promissory notes are due on July 11, 2005, subject to acceleration events, and bear interest at a fixed rate per annum equal to 8.25% payable annually. These notes are nonrecourse as to the principal amount but recourse as to the interest. Each loan is secured by the stock purchased with the loan as well as certain other common stock of the Company owned by such officer or other member of management. These promissory notes were repaid in full in 2002.

Many of our executive officers and other employees also delivered additional partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes are nonrecourse as to the principal amount but recourse as to interest. Accordingly the executive officers and other employees are personally liable for interest payments. Each loan is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of March 31, 2003 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Original Amount of Loan	Rate of Interest	Current Balance of Loan
Bryan J. Mitchell(1) Chief Executive Officer	6/24/98 12/3/01	$100,000 1,188,451	8.2875 4.13%	$	— 1,188,451

Steven F. Tunney Director, President and Chief Operating Officer	6/24/98 12/3/01	150,000 943,913	8.2875 4.13		— 943,913

B. Hagen Saville Executive Vice President, Business Development	6/24/98 12/3/01	200,000 801,214	8.2875 4.13		— 801,214

Janet C. Perlowski Executive Vice President, Chief Financial Officer and Treasurer	7/11/00 12/3/01	22,500 80,618	8.25 4.13		— 80,618

Samuel G. Rubenstein Executive Vice President, General Counsel and Corporate Secretary	7/11/00 12/3/01	75,000 222,773	8.25 4.13		— 222,773

(1)	See “Compensation of Executive Officers and Directors—Employment Agreements.”

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $.01 per share, of which 31,252,389 shares were outstanding as of July 2, 2003, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of July 2, 2003.

Set forth below are our outstanding classes of capital stock as of July 2, 2003.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	100,000,000	—	31,252,389

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

Although we have not incurred any significant indebtedness through MCG Capital Corporation itself, we do borrow indirectly through two principal credit facilities maintained by our subsidiaries. Our wholly owned subsidiary, MCG Finance II, LLC, has a $200 million variable series securitization revolving credit facility which includes a $25 million swingline credit facility under a master trust, MCG Master Trust, arranged by Wachovia Securities (formerly First Union Securities, Inc.). In addition, our wholly owned subsidiary, MCG Finance III, LLC, has a $265.2 million term funding securitization agreement under MCG Commercial Loan Trust, arranged by Wachovia Securities. The significant terms of these facilities are outlined below.

Securitization Facilities

Our wholly owned, bankruptcy-remote, special-purpose subsidiary, MCG Finance II, LLC (formerly MCG Finance Corporation II), entered into a $150 million variable series securitization revolving credit facility under a master trust arranged by Wachovia Securities (formerly First Union Securities, Inc.) in June 2000 and amended in June 2001. In December 2001, the facility was further amended to, among other things, increase the facility limit to $200 million. The facility was further amended in May 2002. As of March 31, 2003, the interest rate on this securitization facility was 2.34% and there was approximately $147.8 million of outstanding borrowings.

Series 2000-1 Asset Backed Securities and Swingline Notes

MCG Capital Corporation originates loans and transfers or sells certain of the loans to MCG Finance II. In turn, MCG Finance II concurrently sells those loans to the MCG Master Trust for cash and a transferor interest. MCG Finance II is a bankruptcy remote special-purpose, wholly owned subsidiary of MCG Capital, whose assets may not be available to MCG Capital creditors. MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II whose assets may not be available to MCG Capital or MCG Finance II creditors. MCG Master Trust privately offers and sells Class A Notes to a commercial paper conduit facility administered by Wachovia Securities (formerly First Union Securities, Inc.) and Class B Notes to MCG Finance II. The Class A Notes generally will represent up to 75% of the aggregate principal amount of the loans taking into account concentration limitations and subordination or net worth requirements. The Class B Notes will be subordinate to the Class A Notes and generally will represent not less than 25% of the aggregate principal amount of the loans. Under this structure, we bear the risk of credit losses up to the value of the Class B Notes, or generally not less than 25% of the principal amount of the loans sold or contributed to the MCG Master Trust. MCG Capital is the servicer of the trust loan portfolio.

The Series 2000-1 Class A Notes and Class B Notes and the swingline notes (the “Swingline Notes”, and together with the Series 2000-1 Class A Notes and Class B Notes, the “Notes”) are outstanding under the MCG Master Trust. The Notes are secured by all of MCG Master Trust’s existing assets totaling $228.9 million as of March 31, 2003. The securitization facility, under which the Notes were issued, is scheduled to terminate on July 7, 2005.

The interest rate for the Class A Notes can vary based on a number of factors including a benchmark rate and the method of funding the purchase of the notes. As of March 31, 2003, the effective rate of the Class A Notes was 2.34%, representing approximately 100 basis points above the Commercial Paper Rate.

The Swingline Notes bear interest based on the Federal Funds Rate plus 1.0% and interest is payable monthly. The maximum MCG can borrow under the swingline credit facility is $25.0 million. Advances under this facility are further limited to the amount available under the revolving credit facility and the amounts borrowed must be repaid within four business days using proceeds from borrowings under the revolving credit facility.

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200.0 million of Series 2000—1 Class A Notes (the “Series 2000—1 Notes” or “Series 2000—1 Class A Asset Backed Securities”). As of March 31, 2003, $147.8 million of the Series 2000—1 Notes were outstanding with one investor and, as of December 31, 2002, $123.7 million were outstanding with one investor. As of March 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000—1 Notes. The Revolving Credit Facility was secured by $228.9 million of commercial loans as of March 31, 2003 and $224.6 million of commercial loans as of December 31, 2002. We are subject to certain limitations on the amount of Series 2000—1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30.0 million (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75.0 million as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000—1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility, and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000—1 Notes bear interest based on a commercial paper rate plus 1.0% and interest is payable monthly.

Our $200 million variable funding securitization facility is scheduled to terminate on July 7, 2005 or earlier (but not before January 3, 2004) if Wachovia Bank does not renew the liquidity support that it provides to the commercial paper conduit that is the lender under this facility. If the liquidity support for the facility is not renewed or amended on or before July 7, 2003, then the liquidity support would continue for an additional 180 days through January 3, 2004 under the same terms but with a 2% increase in the rate on the borrowings under the facility (the Class A Notes). After January 3, 2004, if the liquidity support still has not been renewed or amended and our securitization facility has not been amended, refinanced or satisfied, then all principal and interest payments received in the ordinary course on the assets in the securitization facility, after payment of our compensation as a servicer and certain facility expenses, would be applied to the Class A Notes until these notes are fully paid.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off ratio of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charge-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own.

Series 2001-1 Class A and Class B Asset Backed Bonds

On December 27, 2001, MCG Finance III sponsored the creation of MCG Commercial Loan Trust 2001-1 (the “Trust”), which entered into a term funding securitization agreement by issuing Series 2001-1 Notes. MCG Finance III is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Capital whose assets may not be available to MCG Capital creditors. The Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance III whose assets may not be available to MCG Capital or MCG Finance III creditors. The Series  2001-1 Notes are secured by all of the Trust’s existing assets totaling $271.6 million as of March 31, 2003.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA which bear interest at LIBOR plus 0.60% and $35.4 million Class B Notes rated A/A2/A which bear interest at LIBOR plus 1.75%. The Trust also issued $88.4 million in Class C Notes which are held by us. The facility will terminate upon the earlier of February 20, 2013 or the full repayment of the Class A and Class B Notes. The Class C Notes are subordinate in right of payment to the Class B Notes and the Class B Notes are subordinate in right of payment to the Class A Notes. Under this structure, MCG Capital bears the risk of loss up to the value of the Class C Notes. MCG Capital is the servicer of the portfolio of loans in the Trust.

The servicer shall have the option of repurchasing and substituting loans representing up to 20% of the initial loan balance in the Trust upon the happening of certain events. Loans that may be repurchased and substituted include prepaid loans, charged off loans, loans that have been materially modified in a manner adverse to the noteholders and loans that are otherwise ineligible for inclusion in the Trust. Substitute loans must have a current weighted average interest rate that is the same or higher than the loan being replaced, must have a gross current weighted average interest rate that is within 10% of the loan being replaced, must have a principal balance that is the same or greater than the loan being replaced and must not extend the final maturity date of the Class A, Class B and Class C Notes. In addition, the substitute loan, in certain circumstances, must comply with certain concentration requirements including the requirements that no more than 35% of the loan balances be to borrowers in the same industry, not more than 38% of the loan balances belong to the 10 largest borrowers and not more than 16% of the loan balances belong to borrowers that have their chief executive office in the same state. Finally, the rating agencies must confirm that such substitute loan will not result in a reduction or withdrawal of the ratings for the Class A Notes and the Class B Notes.

MCG Capital can be replaced as servicer of the loans upon the occurrence of several events, including:

•	breaches by the servicer of its remittance obligations or material breaches of its representations, warranties or covenants;

•	the commencement of insolvency proceedings by or against us or certain other bankruptcy related events;

•	our failure to observe or perform the credit and collection policy regarding the servicing of the commercial loans in any manner that would have a material adverse effect on the commercial loans; or

•	an amendment, modification, change, supplement or rescission by us to the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of the majority of the Class A and Class B Noteholders.

The documents governing this securitization facility include other customary provisions for a securitization facility of this nature, including covenants, events of default (including, among other events, payment defaults, insolvency events, and breaches of representations, warranties and covenants) and remedies (including, among others, termination of the facility and acceleration).

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

SELLING SHAREHOLDERS

An unspecified number of shares of our common stock may be offered and sold under this prospectus by selling shareholders; provided, however, that no selling shareholder will be authorized to use this prospectus for an offer of such common stock without first obtaining our consent. We may consent to the use of this prospectus by selling shareholders for a limited period of time and subject to limitations and conditions, which may be varied by agreement between us and the selling shareholders. Information identifying any such shareholder and disclosing such information concerning the shareholders and the amount of common stock to be sold as may then be required by the Securities Act and the rules of the SEC will be set forth in a supplement to this prospectus.

PLAN OF DISTRIBUTION

We and the selling shareholders may offer, from time to time, up to 12,500,000 shares of our common stock. We and the selling shareholders may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling shareholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling shareholder and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling shareholder will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the common stock is traded.

Under agreements into which we or the selling shareholder may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling shareholder against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling shareholder in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we or the selling shareholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling shareholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. located at 808 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent auditors, at 8484 Westpark Drive, McLean, Virginia 22102, have audited our consolidated financial statements, including the schedules of investments at December 31, 2002 and 2001, and for the year ended December 31, 2002, the one month ended December 31, 2001, the eleven months ended November 30, 2001 and the year ended December 31, 2000. Ernst & Young LLP also has audited our senior securities table as of December 31, 2002. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited consolidated interim financial information for the three-month periods ended March 31, 2003 and March 31, 2002, included in this prospectus, Ernst & Young LLP have reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted considering the limited nature of the review procedures applied. The independent auditors are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or “part” of the Registration Statement prepared or certified by the auditors within the meaning of Sections 7 and 11 of the Securities Act of 1933.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors	F-2
Consolidated Balance Sheets as of December 31, 2002 and 2001	F-3
Consolidated Statements of Operations for the year ended December 31, 2002, the one month ended December 31, 2001, the eleven months ended November 30, 2001, and the year ended December 31, 2000	F-4
Consolidated Statements of Stockholders’ Equity from December 31, 1999 through 2002	F-5
Consolidated Statements of Cash Flows for the year ended December 31, 2002, the one month ended December 31, 2001, the eleven months ended November 30, 2001, and the year ended December 31, 2000	F-6
Consolidated Schedules of Investments as of December 31, 2002 and 2001	F-7
Notes to Consolidated Financial Statements	F-16

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Independent Accountants’ Review Report	F-38
Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002	F-39
Consolidated Statements of Operations for the three months ended March 31, 2003 and 2002	F-40
Consolidated Statement of Stockholders’ Equity for the three months ended March 31, 2003	F-41
Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002	F-42
Consolidated Schedules of Investments as of March 31, 2003	F-43
Notes to Consolidated Financial Statements	F-52

Report of Independent Auditors

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2002 and 2001, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2002, the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the year ended December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for the year ended December 31, 2002, the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

As discussed in Note A to the consolidated financial statements, accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 (upon conversion to a business development company under the Investment Company Act of 1940, as amended) are different than those of prior periods and therefore are not directly comparable. Also as discussed in Note A, effective January 1, 2001, the Company changed its method of accounting for derivative financial instruments.

McLean, Virginia

February 14, 2003

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	December 31,
	2002	2001
Assets
Cash and cash equivalents	$9,389	$43,264
Cash, securitization accounts	43,170	4,884
Investments:
Commercial loans, at fair value (cost of $694,977 and $604,232)	668,803	596,002
Investments in equity securities, at fair value (cost of $37,014 and $24,173)	20,067	21,201
Unearned income on commercial loans	(12,778)	(12,134)

Total investments	676,092	605,069
Interest receivable	5,866	5,623
Other assets	10,476	14,226

Total assets	$744,993	$673,066

Liabilities
Borrowings	$363,838	$287,808
Interest payable	1,527	408
Dividends payable	13,129	24,327
Other liabilities	5,249	8,150

Total liabilities	383,743	320,693

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 31,259 issued and outstanding on December 31, 2002 and 28,287 issued and outstanding on December 31, 2001	313	283
Paid-in capital	419,961	370,087
Stockholder loans	(5,513)	(6,510)
Unearned compensation—restricted stock	(8,566)	(13,077)
Distributions (in excess of) less than earnings	(1,824)	12,792
Net unrealized depreciation on investments	(43,121)	(11,202)

Total stockholders’ equity	361,250	352,373

Total liabilities and stockholders’ equity	$744,993	$673,066

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Post IPO as a Business Development Company		Pre IPO prior to becoming a Business Development Company
	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000
Operating income
Interest and fees on commercial loans	$72,399	$5,949	$64,032	$62,621
Advisory fees and other income	4,534	63	1,757	1,129

Total operating income	76,933	6,012	65,789	63,750

Operating expenses
Interest expense	11,157	1,198	24,661	26,648

Employee compensation:
Salaries and benefits	8,082	884	8,038	7,626
Long-term incentive compensation	6,627	4,944	—	—

Total employee compensation	14,709	5,828	8,038	7,626

General and administrative expense	6,316	594	4,619	2,413

Total operating expenses	32,182	7,620	37,318	36,687

Net operating income (loss) before investment gains and losses/provision for loan losses	44,751	(1,608)	28,471	27,063

Provision for loan losses	—	—	(10,275)	(5,421)
Realized gains (losses) on investments	(9,617)	—	(1,715)	2,099
Net change in unrealized appreciation (depreciation) on investments	(31,919)	(1,295)	(1,588)	—

Income (loss) from operations before income taxes (benefit) and cumulative effect of accounting change	3,215	(2,903)	14,893	23,741
Income tax expense (benefit)	—	(633)	6,114	9,670

Income (loss) before cumulative effect of accounting change	3,215	(2,270)	8,779	14,071
Cumulative effect of accounting change, net of taxes of $1,223	—	—	1,777	—
Cumulative effect of conversion to business development company	—	(4,472)	—	—

Net increase (decrease) in stockholders’ equity resulting from earnings (loss) / net income	$3,215	$(6,742)	$10,556	$14,071

Income (loss) per common share before cumulative effect of accounting change basic and diluted	$0.11	$(0.08)	$0.69	$1.35
Earnings (loss) per common share basic and diluted	$0.11	$(0.25)	$0.83	$1.35
Cash dividends declared	$1.76	$0.86	—	—

Weighted average common shares outstanding	28,539	26,814	12,757	10,435
Weighted average common shares outstanding and dilutive common stock equivalents	28,570	26,814	12,775	10,453

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Stockholders’ Equity

(in thousands)

	Common Stock		Paid-in Capital	Stockholder Loans	Unearned Compensation- Restricted stock	Distributions (in excess of) less than earnings	Net Unrealized Depreciation on Investments	Cumulative Other Comprehensive Income	Total Stockholders’ Equity
	Shares	Amount
Balance December 31, 1999	7,422	$74	$68,341	$(600)	$—	$6,442	$—	$—	$74,257
Net increase in stockholders’ equity resulting from earnings/net income						14,071			14,071
Issuance of common stock
Capital call	1,550	16	15,484						15,500
Private stock placement	4,700	47	69,789						69,836
Repurchase of common stock (Class A and Class D)	(1,000)	(10)	(14,990)						(15,000)
Unrealized gains on securities, net of taxes of $260								381	381
Issuance of stockholder loans				(147)					(147)

Balance December 31, 2000	12,672	127	138,624	(747)	—	20,513	—	381	158,898

Net increase in stockholders’ equity resulting from earnings/net income						10,556			10,556
Net change in unrealized appreciation (depreciation) on investments, net of income taxes of $518								(761)	(761)

Balance November 30, 2001	12,672	127	138,624	(747)	—	31,069	—	(380)	168,693

Issuance of restricted stock awards	1,615	16	14,811	(5,763)	(14,580)				(5,516)
Issuance of shares in IPO, net of costs	14,000	140	216,652						216,792
Reclassification to net unrealized depreciation on investments upon conversion to business development company						9,907	(9,907)	380	380
Net decrease in stockholders’ equity resulting from earnings/net income (loss)						(5,447)	(1,295)		(6,742)
Dividends declared, $0.86 per share						(22,737)			(22,737)
Amortization of restricted stock awards					1,503				1,503

Balance December 31, 2001	28,287	283	370,087	(6,510)	(13,077)	12,792	(11,202)	—	352,373

Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						35,134	(31,919)		3,215
Issuance of common shares, net of costs	3,000	30	50,220						50,250
Dividends declared, $1.76 per share						(49,750)			(49,750)
Dividend reinvestment	20		313						313
Amortization of restricted stock awards					3,988				3,988
Employee forfeiture of restricted shares	(48)		(659)	207	523				71
Payments on employee loans				790					790

Balance December 31, 2002	31,259	$313	$419,961	$(5,513)	$(8,566)	$(1,824)	$(43,121)	$—	$361,250

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Post IPO as a Business Development Company		Pre IPO prior to becoming a Business Development Company
	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000
Operating activities
Net increase (decrease) in stockholders’ equity resulting from earnings/net income	$3,215	$(6,742)	$10,556	$14,071
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from earnings/net income to net cash provided by operating activities:
Provision for loan losses	—	—	10,275	5,421
Cumulative effect of accounting change from conversion to business development company	—	4,472	—	—
Depreciation and amortization	411	56	523	445
Amortization of restricted stock awards	3,988	1,751	—	—
Amortization of deferred debt issuance costs	1,984	205	1,860	1,625
Realized losses on investment	9,617	—	1,715	(2,099)
Net change in unrealized depreciation (appreciation) on investments	31,919	1,295	(1,412)	—
Increase in cash—securitization accounts from interest collections	(8,214)	(623)	(151)	(669)
(Increase) decrease in interest receivable	(167)	628	23	(2,481)
Increase in accrued payment-in-kind interest	(13,001)	(412)	(10,030)	(5,379)
Increase (decrease) in unearned income	(1,725)	(227)	(719)	2,211
(Increase) decrease in other assets	2,234	3,502	(3,130)	(1,704)
Increase (decrease) in interest payable	1,119	(794)	(611)	416
Increase (decrease) in other liabilities	(256)	(1,187)	3,122	6,245

Net cash provided by operating activities	31,124	1,924	12,021	18,102

Investing activities
Originations, draws and advances on loans	(168,277)	(30,149)	(151,420)	(276,666)
Principal payments on loans	75,478	20,191	37,746	88,702
Net increase in equity investments	(5,111)	—	(506)	(2,576)
Proceeds from the sale of investment securities	—		—	2,099
Proceeds from the sale of foreclosed property	—	—	3,000	—
Purchase of premises, equipment and software	(780)	(3)	(405)	(431)

Net cash used in investing activities	(98,690)	(9,961)	(111,585)	(188,872)

Financing activities
Net proceeds (payments) from borrowings	76,176	(182,515)	111,728	108,616
Increase in cash—securitization cash accounts designated for paydown of principal on debt	(30,217)	(1,104)	(533)	(42)
Payment of financing costs	(28)	(3,513)	(282)	(1,957)
Repurchase of common stock	—	—	—	(15,000)
Issuance of common stock, net of costs	50,563	216,792	—	85,336
Dividends paid	(63,593)		—	—
Repayment (issuance) of loans granted to officers/shareholders	790	(5,763)	—	(147)

Net cash provided by financing activities	33,691	23,897	110,913	176,806

Increase in cash and cash equivalents	(33,875)	15,860	11,349	6,036
Cash and cash equivalents at beginning of period	43,264	27,404	16,055	10,019

Cash and cash equivalents at end of period	$9,389	$43,264	$27,404	$16,055

Supplemental disclosures
Interest paid	$8,055	$1,786	$23,413	$24,607
Income taxes paid (received)	(2,907)	885	6,036	7,295

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

Newspaper:

American Consolidated Media Inc.(1)	Senior Debt		$20,000	$20,000	—	—

Badoud Enterprises, Inc.(1)	Senior Debt		9,569	9,569	$11,320	$11,320

Brookings Newspapers, L.L.C.(1)	Senior Debt		3,100	3,100	3,500	3,500

Community Media Group, Inc.(1)	Senior Debt		11,653	11,653	13,505	13,505

Country Media, Inc.(12)	Senior Debt		7,669	7,669	8,448	8,448

	Common Stock	6.3%	100	171	100	205

Creative Loafing, Inc.(1)	Senior Debt		15,150	15,150	16,795	16,795

Crescent Publishing Company LLC(1)	Senior Debt		14,223	14,223	13,700	13,700

The Joseph F. Biddle Publishing Company(1)	Senior Debt		11,905	11,905	14,207	14,207

The Korea Times Los Angeles, Inc.	Senior Debt		11,327	11,327	11,927	11,927

McGinnis-Johnson Consulting, LLC(1)	Subordinated Debt		9,105	9,105	7,828	7,828

Minnesota Publishers, Inc.(1)	Senior Debt		14,250	14,250	14,250	14,250

Murphy McGinnis Media, Inc.(1)	Senior Debt		20,817	20,817	14,000	14,000

Pacific-Sierra Publishing, Inc.	Senior Debt		24,003	24,003	24,160	24,160

Stonebridge Press, Inc.(1)	Senior Debt		6,010	6,010	5,473	5,473

21st Century Newspapers, Inc.	Subordinated Debt		20,962	20,962	—	—

	Common Stock	1.0%	452	659	—	—

Wyoming Newspapers, Inc.(1)	Senior Debt		11,916	11,916	12,563	12,563

Total Newspaper			212,211	212,489	171,776	171,881

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

Publishing:

Boucher Communications, Inc.(1)	Senior Debt		$2,150	$2,150	$2,450	$2,450

	Stock Appreciation Rights		—	317	—	297

Canon Communications LLC and Chemical Week Publishing L.L.C.(1)	Subordinated Debt		15,551	15,551	—	—

Corporate Legal Times L.L.C.(7)(11)	Senior Debt		5,578	4,798	4,813	4,813

	LLC Interest	51.7%	233	—	—	—

	Warrants to purchase membership interest in LLC	0.0%	—	—	153	86

Dowden Health Media, Inc.	Senior Debt		1,100	1,100	1,500	1,500

Edgell Communications, Inc.(1)	Senior Debt		—	—	520	520

Fawcette Technical Publications Holding(1)	Senior Debt		18,700	18,700	14,787	14,787

	Warrants to purchase Common Stock	38.9%	519	109	519	519

Halcyon Business Publications, Inc.	Senior Debt		—	—	275	275

Media Central LLC	Senior Debt		—	—	10,000	10,000

Miles Media Group, Inc.(1)	Senior Debt		7,821	7,821	7,850	7,850

	Warrants to purchase Common Stock	12.4%	20	169	20	490

Newsletter Holdings, LLC(1)	Senior Debt		—	—	1,340	1,340

Pfingsten Publishing, LLC(1)	Senior Debt		9,400	9,400	10,250	10,250

Rising Tide Holdings LLC(1)(7)	Senior Debt		3,085	350	3,097	1,597

	Warrants to purchase membership interest in LLC	6.5%	—	—	—	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

Sabot Publishing, Inc.(1)	Senior Debt		$10,169	$10,169	$9,800	$9,800

	Warrants to purchase Common Stock	1.8%	—	34	—	—

Sunshine Media Delaware, LLC(1)(12)	Senior Debt		12,520	12,520	13,094	13,094

	Class A LLC Interest	12.8%	500	143	500	553

	Warrants to purchase Class B LLC interest	100.0%	—	—	—	—

THE Journal, LLC(7)	Senior Debt		3,266	1,631	3,196	2,100

UMAC, Inc.(3)(7)(10)	Common Stock	100.0%	10,611	504	8,360	8,360

VS&A-PBI Holding LLC(1)(7)	Senior Debt		12,375	4,474	12,375	12,375

	LLC Interest	0.8%	500	—	500	—

Wiesner Publishing Company, LLC(1)	Senior Debt		5,500	5,500	—	—

	Subordinated Debt		5,559	5,559	—	—

	Warrants to Purchase membership interest in LLC	15.0%	406	468	—	—

Witter Publishing Co., Inc.	Senior Debt		2,724	2,724	2,747	2,747

	Warrants to purchase Common Stock	9.5%	87	160	78	76

Working Mother Media, Inc.(2)(7)(10)	Senior Debt		6,991	6,991	6,718	6,718

	Preferred Stock Class A	98.5%	6,565	4,028	4,497	4,497

	Preferred Stock Class B	100.0%	1	—	1	1

	Preferred Stock Class C	100.0%	1	—	1	1

	Common Stock	51.0%	1	—	1	1

Total Publishing			141,933	115,370	119,442	117,097

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value
Broadcasting:

Amalfi Coast, L.L.C.(1)	Senior Debt		$13,000	$13,000	$13,000	$13,000

Costa De Oro Television, Inc.	Senior Debt		6,500	6,500	5,011	5,011

dick clark productions, inc.	Subordinated Debt		15,507	15,507	—	—

	Warrants to purchase Common Stock	5.8%	858	823	—	—

	Common Stock	0.3%	113	76	—	—

JMP Media, L.L.C.(1)	Senior Debt		13,566	13,566	15,781	15,781

NBG Radio Network, Inc.(1)(7)	Senior Debt		6,706	6,131	6,298	6,298

	Warrants to purchase Common Stock	25.0%	—	—	—	—

New Vision Broadcasting, LLC(1)	Senior Debt		27,500	27,500	—	—

New Northwest Broadcasters LLC(1)	Senior Debt		11,139	11,139	10,853	10,853

Total Broadcasting			94,889	94,242	50,943	50,943

Telecommunications:

AMI Telecommunications Corporation(1)(7)(11)	Senior Debt		10,637	5,494	10,715	10,715

	Common Stock	5.1%	200	—	200	—

	Preferred Stock	37.5%	1,100	—	—	—

Biznessonline.com, Inc.(1)(10)	Senior Debt		14,928	14,784	13,529	13,529

	Common Stock	3.6%	18	1	18	27

	Preferred Stock	100.0%	2,864	—	2,864	100

	Warrants to purchase Common Stock	48.2%	253	—	253	253

Bridgecom Holdings, Inc.(1)	Senior Debt		21,656	21,656	17,969	17,969

	Warrants to purchase Common Stock	13.2%	—	228	—	—

I-55 Internet Services, Inc.	Senior Debt		3,023	3,023	3,623	3,623

	Warrants to purchase Common Stock	7.5%	—	—	—	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

IDS Telcom LLC	Senior Debt		$18,247	$18,247	$17,039	$17,039

	Warrants to purchase membership interest in LLC	11.0%	375	633	376	637

Joseph C. Millstone	Senior Debt		500	500	500	500

Manhattan Telecommunications Corporation(1)	Senior Debt		24,890	24,890	22,975	22,975

	Warrants to purchase Common Stock	17.5%	754	1,155	754	644

Midwest Towers Partners, LLC(1)	Senior Debt		16,962	16,962	16,307	16,307

nii communications, inc.(1)	Senior Debt		7,007	7,007	5,565	5,565

	Common Stock	3.1%	400	111	400	162

	Warrants to purchase Common Stock	35.3%	1,095	1,068	747	991

NOW Communications, Inc.(1)	Senior Debt		4,446	4,446	4,367	4,367

	Warrants to purchase Common Stock	10.0%	—	—	—	—

Powercom Corporation(1)	Senior Debt		3,166	3,166	3,917	3,917

	Warrants to purchase Class A Common Stock	9.6%	139	59	139	105

Talk America Holdings, Inc.(1)(7)	Senior Debt		—	—	17,500	17,500

	Common Stock	1.7%	1,150	2,568	1,050	482

	Warrants to purchase Common Stock	0.7%	25	178	25	—

Telecomm South, LLC(4)(7)(10)	Senior Debt		3,695	3,256	—	—

	LLC Interest	100.0%	10	—	—	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

Tower Resource Management, Inc.	Senior Debt		$2,668	$2,668	$1,573	$1,573

	Warrants to purchase Common Stock	8.9%	—	—	—	—

ValuePage Holdings, Inc.(1)(4)	Senior Debt		—	—	13,105	8,472

WirelessLines, Inc.(1)(7)	Senior Debt		6,150	6,150	6,150	6,150

	Warrants to purchase Common Stock	5.0%	—	—	—	—

Total Telecommunications			146,358	138,250	161,660	153,602

Information Services:

Cambridge Information Group, Inc.(1)	Senior Debt		17,971	17,971	19,334	19,334

Creatas, L.L.C.(1)(12)	Senior Debt		13,120	13,120	13,664	13,664

	LLC Interest	20.0%	100	7	100	465

Eli Research, Inc.(1)	Senior Debt		10,013	10,013	—	—

	Warrants to purchase Common Stock	3.0%	—	—	—	—

Images.com, Inc.	Senior Debt		3,000	2,473	2,775	2,775

Information Today, Inc.	Senior Debt		9,600	9,600	7,500	7,500

R.R. Bowker LLC	Senior Debt		10,625	10,625	15,000	15,000

	Warrants to purchase membership interest in LLC	14.0%	882	1,138	882	882

Robert N. Snyder	Senior Debt		1,300	1,300	1,300	1,300

TGI Group, LLC	Senior Debt		6,295	6,295	7,920	7,920

	Warrants to purchase membership interest in LLC	5.0%	126	—	126	23

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value
Unifocus, Inc.(1)	Senior Debt		$3,605	$3,605	$3,300	$3,300

	Warrants to purchase Common Stock and LLC interests	20.0%	247	260	139	369

Total Information Services			76,884	76,407	72,040	72,532

Technology:

The Adrenaline Group, Inc.(1)	Senior Debt		—	—	750	750

	Common Stock	2.7%	—	12	—	—

	Warrants to purchase Common Stock	0.0%	—	—	—	—

Dakota Imaging, Inc.	Senior Debt		6,639	6,639	—	—

	Warrants to purchase Common Stock	9.4%	188	78	—	—

FTI Technologies Holdings, Inc.(1)	Senior Debt		21,150	21,150	20,500	20,500

	Warrants to purchase Common Stock	4.2%	—	—	—	—

Netplexus Corporation(1)(12)	Senior Debt		2,014	995	3,500	2,500

	Preferred Stock	51.0%	766	—	766	—

	Warrants to purchase Class A Common Stock	4.8%	—	—	—	—

Systems Xcellence USA, Inc.(1)	Senior Debt		7,600	7,600	—	—

	Warrants to purchase Common Stock	3.1%	—	—	—	—

Total Technology			38,357	36,474	25,516	23,750

Security Alarm:

Alarm Management II LLC(1)	Senior Debt		—	—	1,800	1,800

Barcom Electronic Inc.	Senior Debt		3,727	3,727	3,911	3,911

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value
Copperstate Technologies, Inc.(5)(10)	Senior Debt		$1,015	$1,015	$—	$—
	Class A Common Stock	93.0%	2,000	2,000	—	—

	Class B Common Stock	100.0%	—	—	—	—

	Warrants to purchase Class B Common Stock	100.0%	—	—	—	—

Intellisec Holdings, Inc.(1)(5)(6)(7)(8)	Debtor in Possession Financing		1,067	1,067	—	—
	Senior Debt		8,631	3,355	14,265	14,265

	Warrants to purchase Common Stock	5.2%	—	—	—	—

Interactive BusinessSolutions, Inc.(6)(10)	Senior Debt		75	75	—	—
	Common Stock	100.0%	2,750	2,675	—	—

Kings III of America, Inc., North America	Senior Debt		—	—	4,997	4,997

Total Security Alarm			19,265	13,914	24,973	24,973

Other:

BuyMedia Inc.(7)	Warrants to purchase Common Stock	1.5%	—	—	—	42

CCG Consulting, LLC	Senior Debt		1,416	1,416	1,293	1,293

	Warrants to purchase membership interest in LLC	13.8%	—	—	—	294

	Option to purchase additional LLC interest	5.5%	—	—	—	—

Connective Corp.(7)	Common Stock	0.2%	57	5	57	13

The e-Media Club, LLC(7)	LLC Interest	0.8%	90	22	90	90

Executive Enterprise Institute, LLC(7)(12)	LLC Interest	10.0%	301	—	301	167

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments—(Continued)

(Dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31
			2002		2001
			Cost	Fair Value	Cost	Fair Value

Jeffrey A. Stern(7)	Senior Debt		$73	$73	$157	$157

New Century Companies, Inc.(7)	Common Stock	2.5%	157	175	157	294

	Preferred Stock	26.0%	—	25	—	42

	Warrants to purchase Common Stock	0.5%	—	8	—	33

Total Other			2,094	1,724	2,055	2,425

Total Investments			$731,991	$688,870	$628,405	$617,203

Unearned income			(12,778)	(12,778)	(12,134)	(12,134)

Total Investments net of unearned income			$719,213	$676,092	$616,271	$605,069

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to Working Mother Media, Inc. (formerly WMAC, Inc.), a majority owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).
(3)	In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).
(4)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(6)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(7)	Non-income producing at December 31, 2002.
(8)	The Debtor In Possession Financing portion of our Intellisec Holdings, Inc. investment is senior to the Senior Debt in bankruptcy proceedings.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(10)	This is a “majority owned company.” Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	This is a “controlled company.” Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	This is an “other affiliate.” Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.

See notes to consolidated financial statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “Parent” or “we”) is a solutions-focused financial services company that provides financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares of common stock and a concurrent private offering of 625,000 shares of common stock. Upon completion of the offerings, the Company became a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our corporate income tax return for 2002, which election will be effective January 1, 2002. On June 17, 2002, MCG raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share.

The accompanying financial statements reflect the consolidated accounts of MCG, including its special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, and MCG Finance III, LLC, with all significant intercompany balances eliminated, and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

    Conversion to Business Development Company

The results of operations for 2001 are divided into two periods. The eleven-month period, representing the period January 1, 2001 through November 30, 2001, reflects the Company’s results prior to operating as a business development company under the Investment Company Act of 1940, as amended. The one-month period ended December 31, 2001, reflects the Company’s results as a business development company under the Investment Company Act of 1940, as amended. Accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments and accounting for income taxes—see corresponding sections below for further discussion.

The cumulative effect adjustment for the one-month period ended December 31, 2001 reflects the effects of conversion to a business development company as follows:

Cumulative Effect of Business Development Company Conversion
Effect of recording loans at fair value	$(10,048)
Effect of recording equity investments at fair value	(1,013)
Elimination of allowance for loan losses	5,519
Elimination of certain taxes	1,070

$(4,472)

    Use of estimates

These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Summary of Significant Accounting Policies

    Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

In accordance with Generally Accepted Accounting Principles (GAAP), we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. The increases in loan balances as a result of contracted PIK arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. PIK interest accrued net of payments and debt to equity conversions for the year ended December 31, 2002, the one-month period ended December 31, 2001, the eleven month period ended November 30, 2001, and the year ended December 31, 2000, was $13,001, $412, $10,030, and $5,379, respectively.

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at estimated fair value as determined by our Board of Directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $12,778 and $12,134 of unearned fees as of December 31, 2002 and December 31, 2001, respectively. We recognized $5,746 of these fees in income during 2002 and $4,782 of these fees in income during 2001.

In certain investment transactions, we perform investment banking and other advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

    Valuation of Investments

As a business development company under the Investment Company Act of 1940, all of the Company’s investments must be carried at market value or fair value as determined by our Board of Directors for investments which do not have readily determinable market values. Prior to this conversion, only marketable debt and equity securities and certain derivative securities were required to be carried at market value.

Beginning December 1, 2001, portfolio assets for which market prices are available are valued at those prices. However, most of our assets were acquired in privately negotiated transactions and have no readily determinable market values. These securities are carried at fair value as determined by our Board of Directors under our valuation policy. The valuation committee of our Board of Directors reviews our loans and investments and makes recommendations to our Board of Directors.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

At December 31, 2002, approximately 92% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date.

    Securitization Transactions

Periodically, the Company transfers pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans assumed by third parties equaling

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

$520,090 at December 31, 2002 and $421,147 at December 31, 2001. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on the operations or financial position of the Company. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

    Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

    Cash, securitization accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans. The Company is required to use a portion these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

    Commercial loans

Loan balances include the accretion of contracted PIK interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. This PIK receivable totaled $27,246 and $14,245 at December 31, 2002 and 2001, respectively. Net unearned income includes unearned fees net of direct loan origination costs totaling $12,778 and $12,134 at December 31, 2002 and 2001, respectively. Unearned fees net of direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, our commercial loans are collateralized by all of the tangible and intangible property of our borrowers.

    Allowance for loan losses

Prior to conversion to a business development company, an allowance for loan losses was maintained to absorb anticipated future losses, net of recoveries, in the existing loan portfolio. The provision for loan losses is the periodic cost of maintaining an adequate allowance. Management maintains a loan risk management system whereby each lending relationship is assigned a credit risk rating. These ratings are continuously evaluated and adjusted to reflect the current credit risk of the borrower. In evaluating the adequacy of the allowance for loan losses, management estimated, based on historical experience, the probability of a default and the amount of loss in the event of default. Management considered the following factors: the condition of the industries and geographic areas experiencing or expected to experience particular economic adversities; trends in delinquencies, bankruptcies and non-performing loans; trends in loan volume and size of credit risks; the degree of risk in the composition of the loan portfolio; current and anticipated economic conditions; credit evaluations; and, underwriting policies. Beginning December 31, 2001, when MCG converted to a business development company, anticipated future loan losses are recognized by recording unrealized depreciation on such asset when such asset is determined to decrease in value. See discussion in the “Valuation of Investments” section above for more detail on the valuation process for loans.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

    Investments in equity securities

Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of loan arrangements. Under business development company accounting, all equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as investment gains (losses)—unrealized.

Prior to the business development company conversion, purchased equity investments in non-publicly traded securities where the Company does not exercise significant influence were carried at cost. Losses on these investments were recorded if values were believed to be other than temporarily impaired. Impairment losses of $1,715 and $500 were recorded in the periods ended November 30, 2001, and December 31, 2000, respectively. See discussion in the “Income recognition” section above for the accounting policy for warrants and other equity interests received as part of loan origination activities.

Equity investments in publicly traded securities where the Company did not exercise significant influence over the issuer of the securities were accounted for as available for sale securities under Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (SFAS 115) and carried at market value. As of December 31, 2000, the Company held $1,690 of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities were stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of November 30, 2001 and December 31, 2000, the gross unrealized gains on available for sale securities were $(638) and $641, respectively, with the gains shown as a separate component of stockholders’ equity, net of taxes.

See discussion in the “Derivative Instruments” section below for the accounting policy for certain warrants during the eleven month period ended November 30, 2001.

    Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts, $2,735 at December 31, 2002 and $4,691 at December 31, 2001, net of accumulated amortization, are included in other assets in the consolidated balance sheet and are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing on a method that approximates the effective interest method. Accumulated amortization was $7,809 and $5,825 at December 31, 2002 and 2001, respectively.

    Stock-based compensation

The Company follows Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” (“APB 25”) and related Interpretations in accounting for its employee stock options because the alternative fair value accounting recommended by SFAS No. 123, “Accounting for Stock-Based Compensation,” requires use of option valuation models that were not developed for valuing employee stock options. Under APB 25, no compensation expense was recognized for the Company’s stock option plan. The Company no longer has a stock option plan.

    Income taxes

Through December 31, 2001 we were taxed under Subchapter C of the Internal Revenue Code. We will elect to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. Provided we continue to qualify as a RIC, our income generally will not be subject to federal taxation to the extent such income is distributed to stockholders. MCG will be subject to U.S. federal income taxes on pre-January 1, 2012 sales of assets for which the fair value was in excess of our tax basis as of January 1, 2002, which approximated $2,788. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Upon conversion to a business development company, all deferred tax assets and liabilities were eliminated, except those related to built-in gains and those that were expected to reverse during the one-month period ended December 31, 2001. As of December 31, 2002, tax assets of $978 represent estimated refunds on prior year payments and on prior year refunds and are included in other assets in the consolidated financial statements. Deferred tax liabilities of $1,085 at December 31, 2002 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

    Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period, the dilutive effect of potential shares that could occur upon exercise of common stock options and the dilutive impact of unvested restricted stock.

    Segments

The Company lends to and invests in customers in various sectors of the communications, information services, media, and technology industry sectors. MCG separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

    Derivative Instruments

On January 1, 2001, the Company was required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities” (“the Statements”). The Statements require recognition of all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

At January 1, 2001, the Company held financial instruments in the form of equity warrants that qualified as derivatives under the Statements with an estimated fair value of $3,825 and a book value of $825. The difference

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

between the two amounts, $3,000, was recognized as an asset on January 1, 2001 with the related income reported as a cumulative effect of a change in accounting principle, net of tax. Changes in the fair value of these financial instruments, as well as any other financial instruments entered into which qualify as derivatives under the Statements which do not qualify for hedge accounting, were reflected in the statement of operations for 2001. During the eleven months ended November 30, 2001, the fair value of financial instruments that qualify as derivatives under the Statements decreased by $1,588 and is reflected on the statement of operations under the caption “Investment gains (losses)—unrealized.”

Upon conversion to a business development company, all investments, including all derivative investments, are carried at fair value.

    New Accounting Pronouncement

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“FAS 142”), which requires goodwill and intangible assets with indefinite useful lives to no longer be amortized but to be tested for impairment at least annually. Intangible assets that have finite lives will continue to be amortized over their estimated useful lives. The amortization and non-amortization provisions of FAS 142 will be applied to all goodwill and intangible assets acquired after June 30, 2001. Amortization of goodwill totaled $27, $284 and $274 for the one-month ended December 31, 2001, the eleven months ended November 30, 2001 and the year ended December 31, 2000, respectively. If goodwill amortization expense had not been recorded, MCG’s net income would have increased by $16, $167 and $163 for the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the year ended December 31, 2000, respectively. Basic and diluted earnings (loss) per share would have remained at $(0.25) for the one-month period ended December 31, 2001 and increased to $0.84 and $1.36 for the eleven-month period ended November 30, 2001 and the year ended December 31, 2000, respectively. Effective January 1, 2002, the Company adopted the provisions of FAS 142 and ceased amortization of goodwill. The adoption of FAS 142 did not have a material impact on the Company’s financial position or results of operations. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there was no impairment. As of December 31, 2002, the balance of goodwill was $3,850 and is included in Other assets on the Consolidated Balance Sheets. The amount of amortization that would have been recorded had we not adopted FAS 142 would have been $323 for the year ended December 31, 2002.

    Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Note B—Investments

At December 31, 2002 and 2001, investments consisted of the following:

	2002		2001
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$694,977	$668,803	$604,232	$596,002
Investments in equity securities	37,014	20,067	24,173	21,201
Unearned income	(12,778)	(12,778)	(12,134)	(12,134)

Total	$719,213	$676,092	$616,271	$605,069

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 400 to 1400 basis points above LIBOR, a portion of which may be deferred. At December 31, 2002, approximately 88% of loans in the portfolio were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 12% were at fixed rates. In addition, approximately 26% of the loan portfolio has floors of between 2% and 3% on the LIBOR base index. The company’s loans generally have stated maturities at origination that range from 3 to 7 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At December 31, 2002, approximately 56% of MCG’s loans had associated detachable warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged as the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow MCG to register the securities after public offerings.

The composition of MCG’s portfolio of publicly and non-publicly traded securities as of December 31, 2002 and 2001 at cost and fair value was as follows:

	2002		2001
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$628,293	85.8%	$596,404	94.9%
Subordinated Debt	66,684	9.1%	7,828	1.2%
Equity	31,040	4.3%	19,962	3.2%
Warrants to Acquire Equity	5,974	0.8%	4,211	0.7%
Equity Appreciation Rights	0	0.0%	0	0.0%

Total	$731,991	100.0%	$628,405	100.0%

	2002		2001
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$602,119	87.4%	$588,174	95.3%
Subordinated Debt	66,684	9.7%	7,828	1.2%
Equity	13,182	1.9%	15,460	2.5%
Warrants to Acquire Equity	6,568	1.0%	5,444	0.9%
Equity Appreciation Rights	317	0.0%	297	0.1%

Total	$688,870	100.0%	$617,203	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at cost and fair value as of December 31, 2002 and 2001:

	2002		2001
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media
Newspaper	$212,211	29.0%	$171,776	27.3%
Publishing	141,933	19.4%	119,442	19.0%
Broadcasting	94,889	13.0%	50,943	8.1%
Telecommunications	146,358	20.0%	161,660	25.7%
Information Services	76,884	10.5%	72,040	11.5%
Technology	38,357	5.2%	25,516	4.1%
Security Alarm	19,265	2.6%	24,973	4.0%
Other	2,094	0.3%	2,055	0.3%

Total	$731,991	100.0%	$628,405	100.0%

	2002		2001
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media
Newspaper	$212,489	30.8%	$171,881	27.8%
Publishing	115,370	16.7%	117,097	19.0%
Broadcasting	94,242	13.7%	50,943	8.3%
Telecommunications	138,250	20.1%	153,602	24.9%
Information Services	76,407	11.1%	72,532	11.8%
Technology	36,474	5.3%	23,750	3.8%
Security Alarm	13,914	2.0%	24,973	4.0%
Other	1,724	0.3%	2,425	0.4%

Total	$688,870	100.0%	$617,203	100.0%

MCG recorded charge-offs of $14,840 against the allowance for loan losses prior to the conversion to a business development company. The following is a summary of changes in the allowance for loan losses:

For periods ended	November 30, 2001	December 31, 2000
Balance at beginning of period	$10,084	$4,663
Provision for loan losses	10,275	5,421
Charge-offs	(14,840)	—

Balance at end of period	$5,519	$10,084

At December 31, 2002, there were $21,527 of loans greater than 60 days past due and $42,703 of loans on non-accrual status. At December 31, 2001, there were $8,630 of loans greater than 60 days past due and $157 of loans on non-accrual status. At December 31, 2000 there were no loans greater than 60 days past due or on non-accrual status.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note C—Borrowings

On June 24, 1998, one of our subsidiaries entered into a $400,000 senior secured credit facility (the “Facility”). The lead bank for this Facility, Heller Financial, Inc. (“Heller”), held 334,566 Class A shares and 677,934 Class D shares at December 31, 2000 which it purchased, along with Goldman Sachs, at our inception. On October 25, 2001, Heller was acquired by GE Capital. During 2001, the proceeds from our IPO and the sale of loans to the Trust were used to pay off the Facility’s outstanding balance of $342,712. This Facility has been repaid in full and is no longer in place.

As of June 1, 2000, we established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200,000 of Series 2000—1 Class A Notes (the “Series 2000—1 Notes” or “Series 2000—1 Class A Asset Backed Securities”). As of December 31, 2002, $123,718 of the Series 2000—1 Notes were outstanding with one investor and as of December 31, 2001 $22,585 were outstanding with one investor. As of December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25,000 as part of the $200,000 total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000—1 Notes. The Revolving Credit Facility was secured by $224,620 of commercial loans as of December 31, 2002 and $71,659 of commercial loans as of December 31, 2001. We are subject to certain limitations on the amount of Series 2000—1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30,000 (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75,000 as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000—1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000—1 Notes bear interest based on a commercial paper rate plus 1.0% and interest is payable monthly. This facility matures on July 7, 2005 or sooner (but not earlier than July 7, 2003), if Wachovia Bank does not renew the liquidity support that it provides to the commercial paper conduit, which is the lender under this facility.

In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve month portfolio charged-off ratio of 3% or less. At December 31, 2002, this ratio was 3.31%. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charge-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own.

On December 27, 2001, we established the MCG Commercial Loan Trust 2001—1 (the “Trust”), which issued two classes of Series 2001—1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets, totaling $295,470 as of December 31, 2002 and $349,488 as of December 31, 2001. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2003	$66,439
2004	58,730
2005	44,365
2006	46,712
2007	23,874

Total	$240,120

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

The Trust issued $229,860 of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated  A/A2/A (the “Series 2001—1 Class A Asset Backed Bonds” and “Series 2001—1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of December 31, 2002, $240,120 of the Series 2001—1 Notes were outstanding, of which $204,757 were Class A Notes and $35,363 were Class B Notes. As of December 31, 2001, $265,223 of the Series 2001—1 Notes were outstanding, of which $229,860 were Class A Notes and $35,363 were Class B Notes. The Series 2001—1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001—1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly-owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Outstandings under the Revolving Credit Facility and the Trust Notes as of December 31, 2002 and 2001 by interest rate benchmark were as follows:

	2002	2001
90-day LIBOR	$240,120	$265,223
CP Rate	123,718	22,585

Total	$363,838	$287,808

The maximum outstandings under the Heller Facility during the years ended December 31, 2001 and 2000 were $345,146 and $321,198, respectively, and the average outstandings were $308,576 and $282,353, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the years ended December 31, 2001 and 2000 were 6.1% and 8.5%, respectively. The interest rate was 8.7% at December 31, 2000. The Heller Facility was paid off prior to December 31, 2001.

The maximum outstandings under the Notes issued by the Revolving Credit Facility during the years ended December 31, 2002, 2001 and 2000 were $124,126, $126,800 and $66,661, respectively, and the average outstandings were $73,539, $92,275, and $13,511, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the years ended December 31, 2002, 2001 and 2000 were 3.3%, 5.2% and 8.5%, respectively, and the interest rates at December 31, 2002, 2001 and 2000 were 2.8%, 4.9% and 8.1%, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The maximum outstandings under the Swingline Notes during the year ended December 31, 2002 was $22,900 and the average outstandings were $773. The maximum outstandings under the Swingline Notes during the year ended December 31, 2001 was $21,200 and the average outstandings were $480. The weighted average interest rate for the year ended December 31, 2002 was 2.8%.

The maximum outstandings under the Notes issued by the Trust during the years ended December 31, 2002 and 2001 was $265,223 and the average outstandings were $251,957 and $3,633, respectively. The weighted average interest rate, excluding the amortization of deferred financing costs, for the years ended December 31, 2002 and 2001 was 2.6% and 2.7%, respectively. The interest rates at December 31, 2002 and 2001 were 2.6% and 2.7%, respectively.

Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Revolving Credit Facility totaled $76,282 and $177,415 at December 31, 2002 and December 31, 2001, respectively.

For the above borrowings, the fair value of the borrowings approximates cost.

Note D—Capital Stock

On December 4, 2001, the Company completed its IPO and sold 13,375,000 shares of its common stock at a price of $17.00 per share ($15.90 net of underwriting discount). MCG also completed a concurrent private offering of 625,000 shares at a price of $15.90 per share. On June 17, 2002, the Company raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of its common stock at a price of $18.00 per share ($17.06 net of underwriting discount). Prior to the completion of the Company’s IPO, all outstanding shares of the Company’s Class A, B, D and E common stock converted into 12,671,887 shares of one class of common stock without preference on a one-for-one basis.

Immediately prior to the IPO, the company issued 1,614,781 shares of restricted stock in exchange for all outstanding stock options and warrants held by employees and others.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 18, 2002	December 30, 2002	January 30, 2003	$0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

The aggregate dividend of $0.86 per share declared in December 2001 and paid in the first quarter of 2002 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which was the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September 2002 were required for us to qualify as a regulated investment company.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

MCG has one class of common stock and one class of preferred stock authorized. The Company’s Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan and profit-sharing plan. MCG’s savings plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. The profit sharing plan allows participation by eligible employees who are on the payroll on the last day of the fiscal year for which the award is granted. Expenses related to the contributory savings plan were $140, $19, $133, and $110 for the periods ended December 31, 2002 and 2001, November 30, 2001, and December 31, 2000, respectively. Expenses related to the profit sharing plan were $327, $72, $222, and $222 for the periods ended December 31, 2002 and 2001, November 30, 2001, and December 31, 2000, respectively.

During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. The plan was effective January 1, 2001. There were $98 and $346 of contributions to the plan during the years ended December 31, 2002 and 2001, respectively.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. We will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. Our income for 2002 and subsequent taxable years therefore generally will not be subject to federal taxation to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Deferred income taxes prior to conversion to a business development company reflected the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments which amounted to $1,085 at December 31, 2002 and 2001.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Differences between income tax expense (benefit) and the amount computed by applying statutory income tax rates are summarized as follows:

	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000
Amounts at statutory federal rates	$(1,016)	$5,213	$8,309
Effect of:
State taxes, net of federal benefit	(176)	901	1,357
Book expenses not deductible as a business development company	559
Other	—	—	4

Income tax expense (benefit)	$(633)	$6,114	$9,670

Taxes currently (receivable) payable	$(138)	$158	$12,317
Deferred income taxes	(495)	5,956	(2,647)

Income tax expense (benefit)	$(633)	$6,114	$9,670

The components of income tax expense (benefit) are as follows:

	One Month Ended December 31, 2001		Eleven Months Ended November 30, 2001		Year Ended December 31, 2000
	Current	Deferred	Current	Deferred	Current	Deferred
Federal	$(118)	$(422)	$135	$5,077	$9,660	$(2,047)
State	(20)	(73)	23	879	2,657	(600)

	$(138)	$(495)	$158	$5,956	$12,317	$(2,647)

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unused commitments to extend credit was $14,764 and $29,352 at December 31, 2002 and 2001, respectively. The estimated fair value of commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $74 and $147 at December 31, 2002 and 2001, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $756, $61, $602, and $505 during the year ended December 31, 2002, one month ended December 31, 2001, eleven months ended November 30, 2001, and year ended December 31, 2000, respectively.

Future minimum rental commitments as of December 31, 2002 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2003	$1,245
2004	1,248
2005	1,286
2006	1,318
2007 and thereafter	8,506

Total	$13,603

Note H—Concentrations of Credit Risk

MCG’s customers are primarily small- and medium-sized companies serving the media, communications, technology and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers.

Note I—Related Party Transactions

Immediately prior to the IPO, MCG issued 68,930 shares of common stock for the termination of all warrants held by Wachovia Corporation without regard to exercise price. At that time, Wachovia Corporation was a shareholder. The warrants consisted of warrants to purchase 226,000 shares of common stock at an exercise price of $20 per share, 186,000 shares at an exercise price of $30 per share and 104,000 shares at an exercise price of $40 per share. The total number of shares issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our Board of Directors.

Heller Financial, Inc., a shareholder, provided our primary lending facility prior to December 28, 2001. During 2001 and 2000, interest paid to Heller Financial, Inc., as agent, totaled $20,248 and $23,910, respectively. The facility was paid off on December 28, 2001. Interest paid to the affiliate of Wachovia holding the Master Trust Class A Notes totaled $4,854 and $697, for the years ended December 31, 2001 and 2000, respectively.

Note J—Employee Stock Plans

In June 1998, MCG authorized a stock-based compensation plan (the “1998 Plan”). Since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan. If compensation expense for the 1998 Plan had been determined

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been reduced by $0, $0, and $357 for the years ended December 31, 2002, 2001 and 2000, respectively. Basic and diluted earnings per share would have been unchanged at $0.11 for the year ended December 31, 2002, unchanged at $0.27 for the year ended December 31, 2001 and reduced to $1.31 per share for the year ended December 31, 2000.

The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option’s maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

A summary of the Company’s stock option activity and related information for all stock option plans for the periods ended November 30, 2001 and December 31, 2000 is as follows:

	Eleven-month period ended November 30, 2001		Year ended December 31, 2000
	Shares	Weighted-average Exercise Price	Shares	Weighted-average Exercise Price
Outstanding, beginning of period	1,894,406	$24.96	1,326,368	$27.26
Granted	51,500	$15.00	593,538	19.80
Exercised	—	—	—	—
Expired/Cancelled	(1,945,906)	$24.70	(25,500)	24.41
Outstanding, end of period	—	—	1,894,406	24.96

Options exercisable at period-end	—	—	483,505	27.66

Weighted-average fair value of options granted during the period		$5.56		$4.29

The fair value of the options granted was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a weighted average risk-free rate of 4.63% and 4.99% for 2001 and 2000, respectively.

Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, immediately prior to the Company’s business development company conversion, MCG terminated the stock option plan. In connection with the termination of the plan, MCG issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by the Board of Directors.

With respect to 303,660 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-eleventh of such shares initially granted to an employee at the end of each of the eleven consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

With respect to 468,750 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fifteenth of such shares initially granted to an employee at the end of each of the fifteen consecutive

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

A total of 674,030 of the total shares of restricted common stock are subject to two independent forfeiture conditions, one relating to employment status (all shares will be forfeited unless employee is still employed by MCG on September 30, 2005) and the other relating to total return to stockholders. With respect to 25,970 of the total shares of restricted common stock, the forfeiture provisions will lapse on September 30, 2005 so long as that employee remains employed by MCG on that date.

With respect to 67,441 of the total shares of restricted stock, all forfeiture conditions lapsed as of the date of the initial public offering.

MCG made cash payments totaling $1,706 to employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of the stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 to purchase these shares. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In connection with the formation of the Company in 1998, certain executive officers of the Company were granted loans to purchase 60,000 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain additional executive officers in connection with the purchase of 16,333 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse as to the principal amount but recourse as to the interest. The loans are secured by the Company stock purchased with these loans as well as other Company stock owned by the officers. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the year ended December 31, 2002 and the one-month period ended December 31, 2001, MCG recognized $6,627 and $3,340, respectively, in compensation expense for restricted stock and dividends, including those shares granted to directors. No compensation expense was recognized in 2002 or 2001 on restricted common stock with forfeiture conditions related to total return to stockholders.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note K—Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the periods ended December 31, 2002, December 31, 2001, November 30, 2001, and December 31, 2000:

(in thousands except per share amounts)	Post-IPO as a Business Development Company		Pre-IPO prior to becoming a Business Development Company
	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000
Basic
Net increase (decrease) in stockholders’ equity resulting from earnings/net income (loss)	$3,215	$(6,742)	$10,556	$14,071
Weighted average common shares outstanding	28,539	26,814	12,757	10,435
Earnings (loss) per common share-basic	$0.11	$(0.25)	$0.83	$1.35
Diluted
Net increase (decrease) in stockholders’ equity resulting from earnings/net income (loss)	$3,215	$(6,742)	$10,556	$14,071
Weighted average common shares outstanding	28,539	26,814	12,757	10,435
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	31	—	18	18

Weighted average common shares and common stock equivalents	28,570	26,814	12,775	10,453
Earnings (loss) per common share-diluted	$0.11	$(0.25)	$0.83	$1.35

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. No amounts were included in diluted earnings per common share for the one-month period ended December 31, 2001. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method. No amounts were included in diluted earnings per common share during the one-month period ended December 31, 2001.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note L—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2002. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2002
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$17,054	$19,433	$20,138	$20,308
Net operating income before investment gains and losses/provision for loan losses	9,955	11,450	11,653	11,693
Income (loss) from operations	3,721	9,426	(3,461)	(6,471)
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	3,721	9,426	(3,461)	(6,471)
Income (loss) from operations per common share—basic and diluted	$0.14	$0.34	$(0.12)	$(0.22)
Earnings (loss) per common share—basic and diluted	$0.14	$0.34	$(0.12)	$(0.22)

(in thousands, except per share amounts)	2001			Two Months Ended November 30, 2001	One Month Ended December 31, 2001
	Qtr 1	Qtr 2	Qtr 3
Operating income	$17,912	$17,689	$18,725	$11,463	$6,012
Net operating income (loss) before investment gains and losses/provision for loan losses	7,075	7,070	8,179	6,147	(1,608)
Income (loss) from continuing operations	3,553	2,815	(1,074)	3,485	(2,270)
Net income (loss)	5,330	2,815	(1,074)	3,485	(6,742)
Income (loss) from continuing operations per common share—basic	$0.28	$0.22	$(0.08)	$0.27	$(0.08)
Income (loss) from continuing operations per common share—diluted	$0.28	$0.22	$(0.08)	$0.26	$(0.08)
Net income (loss) per common share—basic	$0.42	$0.22	$(0.08)	$0.27	$(0.25)
Net income (loss) per common share—diluted	$0.42	$0.22	$(0.08)	$0.26	$(0.25)

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note M—Financial Highlights

Following is a schedule of financial highlights for the year ended December 31, 2002 and one month ended December 31, 2001:

	Year Ended December 31, 2002	One Month Ended December 31, 2001
Per Share Data(1):
Net asset value at beginning of period	$12.46	$13.31
Net operating income (loss) before investment gains and losses	1.43	(0.05)
Realized losses on investments	(0.31)	—
Increase in unrealized depreciation on investments	(1.02)	(0.05)
Cumulative effect of conversions to a BDC	—	(0.16)
Tax benefit	—	0.02

Net increase in stockholders’ equity resulting from earnings	0.10	(0.24)
Dividends declared(2)	(1.76)	(0.86)
Antidilutive effect of stock offering on distributions	0.08	—
Antidilutive effect of distributions recorded as compensation expense	0.08	0.06

Net decrease in stockholders’ equity resulting from distributions	(1.60)	(0.80)
Net increase in stockholders’ equity resulting from reduction in employee loans	0.03	—
Issuance of shares	4.29	2.18
Dilutive effect of share issuances	(3.85)	(1.04)
Dilutive effect of issuance of restricted stock awards	—	(1.00)
Net increase in stockholders’ equity from restricted stock amortization	0.13	0.05

Net increase in stockholders’ equity resulting from share issuances	0.60	0.19

Net asset value at end of period	$11.56	$12.46

Per share market value at end of period	$10.77	$17.80
Total return(3)	(27.13)%	4.71%
Shares outstanding at end of period	31,259	28,287
Ratio/Supplemental Data:
Net assets at end of period	$361,250	$352,373
Ratio of operating expenses to average net assets	8.56%	2.13%
Ratio of net operating income (loss) to average net assets	11.91%	(0.45)%

(1)	Basic and diluted per share data.
(2)	The 2001 dividend represents a distribution of the Company’s accumulated earnings and profits from the period since inception through December 31, 2001. This dividend was required for the Company to qualify as a regulated investment company effective January 1, 2002.
(3)	For 2002, total return equals the decrease of the ending market value over the December 31, 2001 price of $17.80 per share plus dividends paid ($2.20 per share), divided by the beginning price. For 2001, total return equals the increase of the ending market value over the initial public offering price, divided by the initial offering price. Total return is not annualized.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note N—Income From Majority Owned Companies, Controlled Companies and Other Affiliates

The following table summarizes MCG’s income and assets held from Majority Owned Companies, Controlled Companies and Other Affiliates:

	December 31,
	2002	2001
Assets Held:
Majority Owned Companies(a):
Loans at fair value	$26,121	$20,247
Non-accrual loans at fair value included above	10,247	—
Equity Investments at fair value	9,207	13,240
Controlled Companies(b):
Loans at fair value	10,292	—
Non-accrual loans at fair value included above	10,292	—
Equity Investments at fair value	—	—
Other Affiliates(c):
Loans at fair value	34,304	37,706
Non-accrual loans included above	—	—
Equity Investments at fair value	321	1,390

	Post-IPO as a Business Development Company
	Year Ended December 31, 2002	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2001
Income Recognized:
From Majority Owned Companies(a):
Interest and fee income	$1,645	$120	$4,187	$4,307
Net change in unrealized appreciation (depreciation) on investments	(13,695)	35	(15)	20
Realized losses on investments	—	—	—	—
From Controlled Companies(b):
Interest and fee income	1,006	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(7,189)	—	—	—
Realized losses on investments	—	—	—	—
From Other Affiliates(c):
Interest and fee income	3,974	432	5,183	5,615
Net change in unrealized appreciation (depreciation) on investments	(1,089)	284	—	284
Realized losses on investments	—	—	(1,080)	(1,080)

(a)	Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(b)	Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(c)	Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note O—Subsequent Events

In January 2003, we completed a transaction to sell the debt securities of one of our portfolio companies, VS&A-PBI Holding LLC, at a price below par. The sale was the result of an agreement between the senior lending syndicate and the equity sponsor. Our debt securities had a fair value of $4,474 and unrealized depreciation of $7,901 as of December 31, 2002. In conjunction with this transaction, we expect to realize this loss in the first quarter of 2003 and expect this realized loss to be offset by the reversal of related unrealized depreciation. Accordingly, we expect no material impact to our overall earnings in the first quarter of 2003 as a result of this transaction.

In February 2003, we completed a transaction to acquire the assets of one of our portfolio companies, NBG Radio Networks, Inc., in satisfaction of debt. The assets will be held and operated through a separate portfolio company controlled by us. Our investment had a fair value of $6,131 and unrealized depreciation of $575 as of December 31, 2002. In conjunction with this transaction, we expect to realize this loss in the first quarter of 2003 and expect this realized loss to offset the reversal of the unrealized depreciation. Accordingly, we expect no material impact to our overall earnings in the first quarter of 2003 as a result of this transaction.

Also in February 2003, we converted $7,537 of the senior debt of one of our portfolio companies, AMI Telecommunications, Inc., to equity. As of December 31, 2002, our investment in this senior debt had unrealized depreciation of $5,143. In conjunction with this transaction, we expect to realize this loss in the first quarter of 2003 and expect this realized loss to offset the reversal of the unrealized depreciation. Accordingly, we expect no material impact to our overall earnings in the first quarter of 2003 as a result of this transaction.

In February 2003, we amended certain agreements governing the Revolving Credit Facility. The amendment and other information related to this facility is further discussed in Note C to the Consolidated Financial Statements.

Independent Accountants’ Review Report

Board of Directors and Shareholders

MCG Capital Corporation

We have reviewed the accompanying consolidated balance sheet of MCG Capital Corporation as of March 31, 2003, including the consolidated schedule of investments, and the related consolidated statements of operations, stockholders’ equity and cash flows for the three-month periods ended March 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of MCG Capital Corporation as of December 31, 2002, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended (not presented herein), and in our report dated February 14, 2003, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2002, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

McLean, Virginia

April 28, 2003

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data) (unaudited)

	March 31, 2003	December 31, 2002
Assets
Cash and cash equivalents	$37,604	$9,389
Cash, securitization accounts	28,986	43,170
Investments:
Commercial loans, at fair value (cost of $631,950 and $694,977)	624,142	668,803
Investments in equity securities, at fair value (cost of $53,245 and $37,014)	35,579	20,067
Unearned income on commercial loans	(11,299)	(12,778)

Total investments	648,422	676,092
Interest receivable	6,497	5,866
Other assets	10,072	10,476

Total assets	$731,581	$744,993

Liabilities
Borrowings	$354,908	$363,838
Interest payable	1,186	1,527
Dividends payable	12,504	13,129
Other liabilities	3,799	5,249

Total liabilities	372,397	383,743

Commitments and contingencies
Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 31,259 issued and outstanding on March 31, 2003 and December 31, 2002	313	313
Paid-in capital	419,961	419,961
Stockholder loans	(5,498)	(5,513)
Unearned compensation—restricted stock	(7,608)	(8,566)
Distributions in excess of earnings	(22,510)	(1,824)
Net unrealized depreciation on investments	(25,474)	(43,121)

Total stockholders’ equity	359,184	361,250

Total liabilities and stockholders’ equity	$731,581	$744,993

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2003	2002
Operating income
Interest and fees on commercial loans	$17,828	$15,589
Advisory fees and other income	711	1,465

Total operating income	18,539	17,054

Operating expenses
Interest expense	2,447	2,496
Employee compensation:
Salaries and benefits	1,884	2,021
Long-term incentive compensation	1,526	1,526

Total employee compensation	3,410	3,547
General and administrative expense	1,736	1,056

Total operating expenses	7,593	7,099

Net operating income before investment gains and losses	10,946	9,955

Realized gains (losses) on investments	(19,696)	—
Net change in unrealized appreciation (depreciation) on investments	17,647	(6,234)

Net investment gains and losses	(2,049)	(6,234)

Net income/Net increase in stockholders’ equity resulting from earnings	$8,897	$3,721

Earnings per common share basic and diluted	$0.30	$0.14
Cash dividends declared per share	$0.40	$0.41
Weighted average common shares outstanding	30,067	26,817
Weighted average common shares outstanding—diluted	30,067	26,904

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statement of Stockholders’ Equity (unaudited)

(in thousands, except per share amounts)

	Common Stock		Paid-in Capital	Stock- holder Loans	Unearned Compen- sation- Restricted stock	Distributions (in excess of) less than earnings	Net Unrealized Depreciation on Investments	Total Stockholders’ Equity
	Shares	Amount
Balance December 31, 2001	28,287	$283	$370,087	$(6,510)	$(13,077)	$12,792	$(11,202)	$352,373
Net income/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						9,955	(6,234)	3,721
Dividends declared, $0.41 per share						(10,933)		(10,933)
Dividend reinvestment	3	—	54					54
Amortization of restricted stock awards					860			860
Payments on employee loans	(3)		(44)	451	35			442

Balance March 31, 2002	28,287	$283	$370,097	$(6,059)	$(12,182)	$11,814	$(17,436)	$346,517

Balance December 31, 2002	31,259	$313	$419,961	$(5,513)	$(8,566)	$(1,824)	$(43,121)	$361,250
Net income/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						(8,750)	17,647	8,897
Dividends declared, $0.40 per share						(11,936)		(11,936)
Amortization of restricted stock awards					958			958
Payments on employee loans				15				15

Balance March 31, 2003	31,259	$313	$419,961	$(5,498)	$(7,608)	$(22,510)	$(25,474)	$359,184

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Three Months Ended March 31,
	2003	2002
Operating activities
Net income/Net increase in stockholders’ equity resulting from earnings	$8,897	$3,721
Adjustments to reconcile net income/net increase in stockholders’ equity resulting from earnings to net cash provided by operating activities:
Depreciation and amortization	130	86
Amortization of restricted stock awards	958	860
Amortization of deferred debt issuance costs	349	501
Realized losses on investments	19,696	—
Net change in unrealized depreciation (appreciation) on investments	(17,647)	6,234
(Increase) decrease in cash—securitization accounts from interest collections	3,351	(6,676)
(Increase) decrease in interest receivable	(1,054)	(159)
Increase in accrued payment-in-kind interest	(4,108)	(3,224)
Increase (decrease) in unearned income	(1,192)	179
(Increase) decrease in other assets	397	2,553
Increase (decrease) in interest payable	(341)	1,000
Increase (decrease) in other liabilities	(881)	(2,889)

Net cash provided by operating activities	8,555	2,186

Investing activities
Originations, draws and advances on loans	(1,494)	(56,660)
Principal payments on loans	35,952	9,089
Net increase in equity investments	(3,167)	(984)
Purchase of premises, equipment and software	(419)	(68)

Net cash provided by (used in) investing activities	30,872	(48,623)

Financing activities
Net proceeds (payments) from borrowings	(8,674)	51,093
(Increase) decrease in cash—securitization cash accounts for paydown of principal on debt	10,576	(5,361)
Payment of financing costs	—	(28)
Issuance of common stock, net of costs	—	54
Dividends paid	(13,129)	(24,327)
Repayment of loans granted to officers/shareholders	15	440

Net cash (used in) provided by financing activities	(11,212)	21,871

Increase (decrease) in cash and cash equivalents	28,215	(24,566)
Cash and cash equivalents at beginning of period	9,389	43,264

Cash and cash equivalents at end of period	$37,604	$18,698

Supplemental disclosures
Interest paid	$2,440	$995
Income taxes paid (received)	4	(2,117)

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value
Newspaper:
21st Century Newspapers, Inc	Subordinated Debt		$21,276	$21,276	$20,962	$20,962

	Common Stock	1.0%	452	749	452	659

American Consolidated Media Inc.(1)	Senior Debt		19,825	19,825	20,000	20,000

Badoud Enterprises, Inc.(1)	Senior Debt		9,300	9,300	9,569	9,569

Brookings Newspapers, L.L.C.(1)	Senior Debt		3,000	3,000	3,100	3,100

Community Media Group, Inc.(1)	Senior Debt		11,326	11,326	11,653	11,653

Country Media, Inc.(12)	Senior Debt		7,463	7,463	7,669	7,669

	Common Stock	6.3%	100	163	100	171

Creative Loafing, Inc.(1)	Senior Debt		14,950	14,950	15,150	15,150

Crescent Publishing Company LLC(1)	Senior Debt		14,192	14,192	14,223	14,223

The Joseph F. Biddle Publishing Company(1)	Senior Debt		11,505	11,505	11,905	11,905

The Korea Times Los Angeles, Inc.	Senior Debt		11,217	11,217	11,327	11,327

McGinnis-Johnson Consulting, LLC(1)	Subordinated Debt		9,463	9,463	9,105	9,105

Minnesota Publishers, Inc.(1)	Senior Debt		14,250	14,250	14,250	14,250

Murphy McGinnis Media, Inc.(1)	Senior Debt		20,759	20,759	20,817	20,817

Pacific-Sierra Publishing, Inc.	Senior Debt		23,685	23,685	24,003	24,003

Stonebridge Press, Inc.(1)	Senior Debt		5,824	5,824	6,010	6,010

Wyoming Newspapers, Inc.(1)	Senior Debt		11,531	11,531	11,916	11,916

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value

Total Newspaper			$210,118	$210,478	$212,211	$212,489

Publishing:

Boucher Communications, Inc.(1)	Senior Debt		2,000	2,000	2,150	2,150

	Stock Appreciation Rights		—	327	—	317

Canon Communications LLC and Chemical Week Publishing L.L.C.(1)	Subordinated Debt		16,250	16,250	15,551	15,551

Corporate Legal Times L.L.C.(8)(10)	Senior Debt		4,958	4,730	5,578	4,798

	Subordinated Debt		670	—	—	—

	LLC Interest	90.6%	313	—	233	—

Dowden Health Media, Inc.	Senior Debt		1,000	1,000	1,100	1,100

Fawcette Technical	Senior Debt		18,700	18,700	18,700	18,700
Publications Holding (1)(8)

	Warrants to purchase Common Stock	38.9%	519	—	519	109

Miles Media Group, Inc.(1)	Senior Debt		7,841	7,841	7,821	7,821

	Warrants to purchase Common Stock	12.4%	20	229	20	169

Pfingsten Publishing, LLC(1)	Senior Debt		—	—	9,400	9,400

Rising Tide Holdings LLC(1)(8)	Senior Debt		3,085	350	3,085	350
	Warrants to purchase membership interest	6.5%	—	—	—	—
	in LLC

Sabot Publishing, Inc.(1)	Senior Debt		10,322	10,322	10,169	10,169

	Warrants to purchase Common Stock	1.8%	—	—	—	34

Sunshine Media Delaware, LLC(1)(12)	Senior Debt		12,253	12,253	12,520	12,520
	Class A LLC Interest	12.8%	500	27	500	143

	Warrants to purchase Class B LLC interest	100.0%	—	—	—	—

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value

THE Journal, LLC(8)	Senior Debt		$3,266	$1,558	$3,266	$1,631

UMAC, Inc.(8)(10)	Common Stock	100.0%	10,579	504	10,611	504

VS&A-PBI Holding LLC(1)(8)	Senior Debt		—	—	12,375	4,474

	LLC Interest	0.8%	500	—	500	—

Wiesner Publishing Company, LLC(1)	Senior Debt		5,900	5,900	5,500	5,500
	Subordinated Debt		5,530	5,530	5,559	5,559

	Warrants to purchase membership interest in LLC	15.0%	406	449	406	468

Witter Publishing Co., Inc.	Senior Debt		2,577	2,577	2,724	2,724

	Warrants to purchase Common Stock	10.5%	87	168	87	160

Working Mother Media,	Senior Debt		6,991	6,991	6,991	6,991

Inc.(8)(10)	Class A Preferred Stock	98.7%	7,315	4,282	6,565	4,028

	Class B Preferred Stock	100.0%	1	—	1	—

	Class C Preferred Stock	100.0%	1	—	1	—

	Common Stock	51.0%	1	—	1	—

Total Publishing			121,585	101,988	141,933	115,370

Broadcasting:

Amalfi Coast, L.L.C.(1)	Senior Debt		13,000	13,000	13,000	13,000

Costa De Oro Television, Inc.	Senior Debt		6,500	6,500	6,500	6,500

Crystal Media Network, LLC(5)(8)(10)	LLC Interest	100.0%	6,132	6,132	—	—

dick clark productions, inc.	Subordinated Debt		15,656	15,656	15,507	15,507

	Warrants to purchase Common Stock	5.8%	858	916	858	823

	Common Stock	0.3%	113	53	113	76

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value

JMP Media, L.L.C.(1)	Senior Debt		$—	$—	$13,566	$13,566

NBG Radio Network, Inc.(1)(5)	Senior Debt		—	—	6,706	6,131
	Warrants to purchase Common Stock		—	—	—	—

New Vision Broadcasting, LLC(1)	Senior Debt		26,700	26,700	27,500	27,500

New Northwest Broadcasters LLC(1)	Senior Debt		11,174	11,174	11,139	11,139

Total Broadcasting			80,133	80,131	94,889	94,242

Telecommunications:

AMI Telecommunications Corporation(1)(8)(10)	Senior Debt		3,100	3,100	10,637	5,494
	Common Stock	5.1%	200	—	200	—
	Series A-1 Preferred Stock	82.3%	700	700	—	—
	Series A-2 Preferred Stock	100.0%	1,995	1,995	—	—
	Series A-3 Preferred Stock	37.5%	1,100	—	1,100	—

Biznessonline.com,Inc.(1)(10)	Senior Debt		15,237	15,104	14,928	14,784
	Common Stock	2.0%	18	—	18	1
	Preferred Stock	100.0%	4,864	—	2,864	—
	Warrants to purchase Common Stock	71.2%	253	—	253	—

Bridgecom Holdings, Inc.(1)	Senior Debt		21,841	21,841	21,656	21,656
	Warrants to purchase Common Stock	13.0%	—	918	—	228

I-55 Internet Services, Inc.	Senior Debt		2,877	2,877	3,023	3,023
	Warrants to purchase Common Stock	7.5%	103	103	—	—

IDS Telcom LLC	Senior Debt		18,432	18,432	18,247	18,247
	Warrants to purchase membership interest in LLC	11.0%	375	753	375	633

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value
Joseph C. Millstone	Senior Debt		$500	$500	$500	$500

Manhattan Telecommunications Corporation(1)	Senior Debt		25,142	25,142	24,890	24,890
	Warrants to purchase Common Stock	17.5%	754	1,152	754	1,155

Midwest Towers Partners, LLC(1)	Senior Debt		17,135	17,135	16,962	16,962

nii communications, inc.(1)	Senior Debt		7,088	7,088	7,007	7,007
	Common Stock	3.1%	400	116	400	111
	Warrants to purchase Common Stock	35.3%	1,095	1,112	1,095	1,068

NOW Communications, Inc.(1)	Senior Debt		4,499	4,499	4,446	4,446
	Warrants to purchase Common Stock	10.0%	—	—	—	—

Powercom Corporation(1)	Senior Debt		2,207	2,207	3,166	3,166

	Warrants to purchase Class A Common Stock	18.6%	263	183	139	59

Talk America Holdings, Inc.(1)(8)	Common Stock	1.7%	1,150	3,321	1,150	2,568

	Warrants to purchase Common Stock	0.8%	25	260	25	178

Telecomm South, LLC(2)(8)(10)	Senior Debt		3,584	3,179	3,695	3,256

	LLC Interest	100.0%	10	—	10	—

Tower Resource Management, Inc.	Senior Debt		2,694	2,694	2,668	2,668

	Warrants to purchase Common Stock	8.9%	—	—	—	—

WirelessLines, Inc.(1)(8)	Senior Debt		6,150	6,150	6,150	6,150

	Warrants to purchase Common Stock	5.0%	—	—	—	—

Total Telecommunications			143,791	140,561	146,358	138,250

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value
Information Services:

Cambridge Information Group, Inc.(1)	Senior Debt		$16,590	$16,590	$17,971	$17,971

Creatas, L.L.C.(1)(12)	Senior Debt		12,481	12,481	13,120	13,120

	LLC Interest	20.0%	100	305	100	7

Eli Research, Inc.(1)	Senior Debt		10,105	10,105	10,013	10,013

	Warrants to purchase Common Stock	3.0%	—	—	—	—

Images.com, Inc.	Senior Debt		3,046	2,136	3,000	2,473

Information Today, Inc.	Senior Debt		9,600	9,600	9,600	9,600

R.R. Bowker LLC	Senior Debt		10,438	10,438	10,625	10,625

	Warrants to purchase membership interest in LLC	14.0%	882	1,122	882	1,138

Robert N. Snyder	Senior Debt		1,300	1,300	1,300	1,300

TGI Group, LLC	Senior Debt		6,279	6,279	6,295	6,295

	Warrants to purchase membership interest in LLC	5.0%	126	—	126	—

Unifocus, Inc. and	Senior Debt		3,635	3,635	3,605	3,605

Unifocus LLC(1)	Warrants to purchase Common Stock and LLC interests	20.0%	247	293	247	260

Total Information Services			74,829	74,284	76,884	76,407

Technology:

The Adrenaline Group, Inc.(1)(8)	Common Stock	2.7%	—	12	—	12

Dakota Imaging, Inc.	Senior Debt		6,721	6,721	6,639	6,639

	Warrants to purchase Common Stock	9.4%	188	39	188	78

FTI Technologies Holdings,	Senior Debt		21,475	21,475	21,150	21,150

Inc.(1)	Warrants to purchase Common Stock	4.2%	—	—	—	—

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value

Netplexus Corporation(1)(12)	Senior Debt		$2,036	$1,017	$2,014	$995

	Preferred Stock	51.0%	766	—	766	—
	Warrants to purchase Class A Common Stock	4.8%	—	—	—	—

Systems Xcellence	Senior Debt		7,600	7,600	7,600	7,600
USA, Inc.(1)
	Warrants to purchase Common Stock	3.0%	—	—	—	—

Total Technology			38,786	36,864	38,357	36,474

Security Alarm:

Barcom Electronic Inc.	Senior Debt		3,658	3,658	3,727	3,727

Copperstate Technologies, Inc.(3)(10)	Senior Debt		980	980	1,015	1,015

	Class A Common Stock	93.0%	2,000	2,040	2,000	2,000

	Class B Common Stock	0.1%	—	—	—	—

	Warrants to purchase Class B Common Stock	99.9%	—	24	—	—

Interactive Business Solutions, Inc.(4)(10)	Senior Debt		75	75	75	75

	Common Stock	100.0%	2,750	2,794	2,750	2,675

National Systems Integration, Inc. formerly Intellisec Holdings, Inc.(1)(3)(4)(7)(8)(11)	Common Stock	46.0%	—	—	—	—

	Class B-2 Preferred Stock	100.0%	4,379	4,062	—	—

	Debtor in Possession Financing		—	—	1,067	1,067

	Senior Debt		—	—	8,631	3,355

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

Portfolio Company	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)
			March 31, 2003		December 31, 2002
			Cost	Fair Value	Cost	Fair Value

	Warrants to purchase Common Stock	0.0%	$—	$—	$—	$—

Total Security Alarm			13,842	13,633	19,265	13,914

Other:

CCG Consulting, LLC	Senior Debt		1,441	1,441	1,416	1,416

	Warrants to purchase membership interest in LLC	13.8%	—	—	—	—

	Option to purchase additional LLC interest	5.5%	—	—	—	—

Connective Corp.(8)	Common Stock	0.2%	57	7	57	5

The e-Media Club, LLC(8)	LLC Interest	0.8%	90	52	90	22

Executive Enterprise Institute, LLC(8)(12)	LLC Interest	10.0%	301	—	301	—

Jeffrey A. Stern(8)	Senior Debt		65	65	73	73

Marketron International, Inc.(6)(8)	Warrants to purchase Common Stock	1.5%	—	—	—	—

New Century	Common Stock	2.7%	157	208	157	175

Companies, Inc.(8)	Preferred Stock	—	—	—	—	25

	Warrants to purchase Common Stock	0.5%	—	9	—	8

Total Other			2,111	1,782	2,094	1,724

Total Investments			685,195	659,721	731,991	688,870

Unearned income			(11,299)	(11,299)	(12,778)	(12,778)

Total Investments net of unearned income			$673,896	$648,422	$719,213	$676,092

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I, LLC.

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)—(Continued)

(dollars in thousands)

(3)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(4)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which at the time was a wholly owned indirect subsidiary of MCG Finance III, LLC.
(6)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(7)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing of one of our portfolio companies, Intellisec Holdings, Inc., to equity. The debtor in possession financing portion of our Intellisec Holdings, Inc. investment was senior to the senior debt in bankruptcy proceedings. Also in March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc.
(8)	Non-income producing at March 31, 2003.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(10)	This is a “majority owned company.” Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	This is a “controlled company.” Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	This is an “other affiliate.” Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)

(in thousands except share and per share data)

Note 1.    Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “we” or “us” or “our”) is a solutions-focused financial services company that provides financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares of common stock and a concurrent private offering of 625,000 shares of common stock. The Company will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our corporate income tax return for 2002 which election will be effective as of January 1, 2002. On June 17, 2002, MCG raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share.

Interim consolidated financial statements of MCG are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC.

The accompanying financial statements reflect the consolidated accounts of MCG, including its special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, and MCG Finance III, LLC, with all significant intercompany balances eliminated, and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

Note 2.    Investments

As of March 31, 2003 and December 31, 2002, investments consisted of the following:

	March 31, 2003		December 31, 2002
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$631,950	$624,142	$694,977	$668,803
Investments in equity securities	53,245	35,579	37,014	20,067
Unearned income	(11,299)	(11,299)	(12,778)	(12,778)

Total	$673,896	$648,422	$719,213	$676,092

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used for or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 300 to 1400 basis points above LIBOR, a portion of which may be deferred. At March 31, 2003, approximately 89% of loans in the portfolio were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 11% were at fixed rates. In addition, approximately 29% of the loan portfolio has floors of between 2% and 3% on the LIBOR base index. The company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At March 31, 2003, over 50% of MCG’s loans had associated detachable warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged as the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow MCG to register the securities after public offerings.

The composition of MCG’s portfolio of publicly and non-publicly traded investments as of March 31, 2003 and December 31, 2002 at cost and fair value was as follows excluding unearned income:

	March 31, 2003		December 31, 2002
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$563,105	82.2%	$628,293	85.8%
Subordinated Debt	68,845	10.0%	66,684	9.1%
Equity	47,044	6.9%	31,040	4.3%
Warrants to Acquire Equity	6,201	0.9%	5,974	0.8%
Equity Appreciation Rights	—	0.0%	—	0.0%

Total	$685,195	100.0%	$731,991	100.0%

	March 31, 2003		December 31, 2002
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$555,967	84.3%	$602,119	87.4%
Subordinated Debt	68,175	10.3%	66,684	9.7%
Equity	27,522	4.2%	13,182	1.9%
Warrants to Acquire Equity	7,730	1.2%	6,568	1.0%
Equity Appreciation Rights	327	0.0%	317	0.0%

Total	$659,721	100.0%	$688,870	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

Set forth below are tables showing the composition of MCG’s portfolio by industry sector at cost and fair value at March 31, 2003 and December 31, 2002 excluding unearned income:

	March 31, 2003		December 31, 2002
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media
Newspaper	$210,118	30.7%	$212,211	29.0%
Publishing	121,585	17.7%	141,933	19.4%
Broadcasting	80,133	11.7%	94,889	13.0%
Telecommunications	143,791	21.0%	146,358	20.0%
Information Services	74,829	10.9%	76,884	10.5%
Technology	38,786	5.7%	38,357	5.2%
Security Alarm	13,842	2.0%	19,265	2.6%
Other	2,111	0.3%	2,094	0.3%

Total	$685,195	100.0%	$731,991	100.0%

	March 31, 2003		December 31, 2002
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$210,478	31.9%	$212,489	30.8%
Publishing	101,988	15.5%	115,370	16.7%
Broadcasting	80,131	12.1%	94,242	13.7%
Telecommunications	140,561	21.3%	138,250	20.1%
Information Services	74,284	11.2%	76,407	11.1%
Technology	36,864	5.6%	36,474	5.3%
Security Alarm	13,633	2.1%	13,914	2.0%
Other	1,782	0.3%	1,724	0.3%

Total	$659,721	100.0%	$688,870	100.0%

At March 31, 2003, there were $18,445 of loans greater than 60 days past due compared to $21,527 of loans at December 31, 2002. At March 31, 2003, including $8,123 of the loans greater than 60 days past due, there were $44,824 of loans on non-accrual. At December 31, 2002, including all $21,527 of the loans greater than 60 days past due, there were $42,703 of loans on non-accrual.

Note 3.    Borrowings

As of June 1, 2000, we established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200,000 of Series 2000—1 Class A Notes (the “Series 2000—1 Notes” or “Series 2000—1 Class A Asset Backed Securities”). As of March 31, 2003, $147,797 of the Series 2000—1 Notes were outstanding with one investor and as of December 31, 2002, $123,718 were outstanding with one investor. As of March 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25,000 as part of the $200,000 total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000—1 Notes. The Revolving Credit Facility was secured by $228,863 of commercial loans

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

as of March 31, 2003 and $224,620 of commercial loans as of December 31, 2002. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30,000 (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75,000 as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000-1 Notes bear interest based on a commercial paper rate plus 1.0% and interest is payable monthly. This facility matures on July 7, 2005 or sooner (but not earlier than July 7, 2003), if Wachovia Bank does not renew the liquidity support that it provides to the commercial paper conduit, which is the lender under this facility.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off ratio of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charged-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own.

On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets, totaling $271,631 as of March 31, 2003 and $295,470 as of December 31, 2002. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The Trust issued $229,860 of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated  A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of March 31, 2003, $207,111 of the Series 2001-1 Notes were outstanding, of which $171,748 were Class A Notes and $35,363 were Class B Notes. As of December 31, 2002, $240,120 of the Series 2001-1 Notes were outstanding, of which $204,757 were Class A Notes and $35,363 were Class B Notes. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

Outstandings under the Revolving Credit Facility and the Trust Notes as of March 31, 2003 and December 31, 2002 by interest rate benchmark were as follows:

	March 31, 2003	December 31, 2002
90-day LIBOR	$207,111	$240,120
CP Rate	147,797	123,718

	$354,908	$363,838

The maximum outstandings under the Notes issued by the Revolving Credit Facility during the three months ended March 31, 2003 and 2002 were $148,325 and $54,563, respectively, and the average outstandings were $135,388, and $24,168, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the three months ended March 31, 2003 and 2002 were 2.6% and 4.5%, respectively, and the interest rates at March 31, 2003 and 2002 were 2.5% and 3.5%, respectively.

There were no outstandings under the Swingline Notes during the three months ended March 31, 2003. The maximum outstandings under the Swingline Notes during the three months ended March 31, 2002 was $22,900 and the average outstandings were $763. The weighted average interest rate for the three months ended March 31, 2002 was 2.8%, and the interest rate at March 31, 2002 was 2.8%.

The maximum outstandings under the Notes issued by the Trust during the three months ended March 31, 2003 and 2002 was $240,120 and $265,223, respectively, and the average outstandings were $214,447 and $262,263, respectively. The weighted average interest rate, excluding the amortization of deferred financing costs, for the three months ended March 31, 2003 and 2002 was 2.3% and 2.6%, respectively. The interest rates at March 31, 2003 and 2002 were 2.2% and 2.6%, respectively.

Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Revolving Credit Facility totaled $52,203 and $76,282 at March 31, 2003 and December 31, 2002, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

Note 4.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31,
(in thousands except per share amounts)	2003	2002
Basic
Net income/Net increase in stockholders’ equity resulting from earnings	$8,897	$3,721
Weighted average common shares outstanding	30,067	26,817
Earnings per common share-basic	$0.30	$0.14
Diluted
Net income/Net increase in stockholders’ equity resulting from earnings	$8,897	$3,721
Weighted average common shares outstanding	30,067	26,817
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	—	87

Weighted average common shares outstanding—diluted	30,067	26,904

Earnings per common share—diluted	$0.30	$0.14

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

Note 5.    Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31,
	2003	2002
Per Share Data (1):
Net asset value at beginning of period	$11.56	$12.46

Net operating income before investment gains and losses	0.35	0.35
Realized losses on investments	(0.63)	—
Increase in unrealized appreciation (depreciation) on investments	0.56	(0.22)

Net income / Net increase in stockholders’ equity resulting from earnings	0.28	0.13
Dividends declared	(0.40)	(0.41)
Antidilutive effect of distributions recorded as compensation expense	0.02	0.02

Net decrease in stockholders’ equity resulting from distributions	(0.38)	(0.39)
Net increase in shareholders’ equity resulting from reduction in employee loans	—	0.02
Net increase in shareholders’ equity from restricted stock amortization	0.03	0.03

Net increase in stockholders’ equity relating to share issuances	0.03	0.05

Net asset value at end of period	$11.49	$12.25

Per share market value at end of period	$9.99	$19.49

Total return (2)	(3.34)%	14.33%
Shares outstanding at end of period	31,259	28,287
Ratio / Supplemental Data:
Net assets at end of period	$359,184	$346,517
Ratio of operating expenses to average net assets (annualized)	8.28%	7.94%
Ratio of net operating income to average net assets (annualized)	11.94%	11.14%

(1)	Based on total shares outstanding.
(2)	For 2003, total return equals the decrease of the ending market value over the December 31, 2002 price of $10.77 per share plus dividends paid ($0.42 per share), divided by the beginning price. For 2002, total return equals the increase of the ending market value over the December 31, 2001 price of $17.80 per share plus dividends paid ($0.86 per share), divided by the beginning price. Total return is not annualized.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

Note 6.    Income From Majority Owned Companies, Controlled Companies and Other Affiliates

The following table summarizes MCG’s income and assets held from Majority Owned Companies, Controlled Companies and Other Affiliates:

	March 31, 2003	December 31, 2002
Assets Held:
Majority Owned Companies(a):
Loans at fair value	$34,159	$26,121
Non-accrual loans at fair value included above	18,000	10,247
Equity Investments at fair value	18,447	9,207
Controlled Companies(b):
Loans at fair value	—	10,292
Non-accrual loans at fair value included above	—	10,292
Equity Investments at fair value	4,062	—
Other Affiliates(c):
Loans at fair value	33,214	34,304
Non-accrual loans included above	—	—
Equity Investments at fair value	495	321

	Three Months Ended March 31,
	2003	2002
Income Recognized:
From Majority Owned Companies(a):
Interest and fee income	$548	$481
Net change in unrealized appreciation (depreciation) on investments	2,711	(3,576)
Realized losses on investments	(5,585)	—
From Controlled Companies(b):
Interest and fee income	—	312
Net change in unrealized appreciation (depreciation) on investments	(317)	—
Realized losses on investments	(5,812)	—
From Other Affiliates(c):
Interest and fee income	955	924
Net change in unrealized appreciation (depreciation) on investments	174	12
Realized losses on investments	—	—

(a)	Majority owned companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(b)	Controlled companies are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(c)	Other affiliates are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.

Note 7.    Contingencies

On January 29, 2003, a purported securities class action lawsuit was filed in the United States District Court for the Eastern District of Virginia against us, certain of our officers and the underwriters of our initial

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share data)

public offering. The complaint alleges that the defendants made certain misstatements in violation of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 and Section 10(b), Rule 10b-5 and Section 20(a) of the Securities Exchange Act of 1934. Specifically, the complaint asserts that members of the plaintiff class purchased our common stock at purportedly inflated prices during the period from November 28, 2001 to November 1, 2002 as a result of certain misstatements regarding the academic degree of our chief executive officer. The complaint seeks unspecified compensatory and other damages, along with costs and expenses. We intend to defend this lawsuit vigorously.

We are also a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Note 8.    Subsequent Event

In April 2003, we completed a transaction to acquire the assets of one of our portfolio companies, Rising Tide Holdings LLC, in satisfaction of debt. The assets acquired were then immediately sold to a third party. Our investment had a fair value of $350 and unrealized depreciation of $2,735 as of March 31, 2003. In conjunction with this transaction, we expect to realize this loss in the second quarter of 2003 and expect this realized loss to offset the reversal of the unrealized depreciation. Accordingly, we expect no material impact to our overall earnings in the second quarter of 2003 as a result of this transaction.

12,500,000 Shares

MCG Capital Corporation

Common Stock

PART C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements:

The following financial statements of MCG Capital Corporation are included in Part A “Information Required in a Prospectus” of the Registration Statement:

MCG CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors	F-2
Consolidated Balance Sheets as of December 31, 2002 and 2001	F-3
Consolidated Statements of Operations for the year ended December 31, 2002, one month ended December 31, 2001, eleven months ended November 30, 2001, and the year ended December 31, 2000	F-4
Consolidated Statements of Stockholders’ Equity from December 31, 1999 through 2002	F-5
Consolidated Statements of Cash Flows for the year ended December 31, 2002, one month ended December 31, 2001, eleven months ended November 30, 2001, and the year ended December 31, 2000	F-6
Consolidated Schedules of Investments as of December 31, 2002 and 2001	F-7
Notes to Consolidated Financial Statements	F-16

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Independent Accountants’ Review Report	F-38
Consolidated Balance Sheets as of March 31, 2003 and December 31, 2002	F-39
Consolidated Statements of Operations for the three months ended March 31, 2003 and 2002	F-40
Consolidated Statement of Stockholders’ Equity for the three months ended March 31, 2003	F-41
Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002	F-42
Consolidated Schedules of Investments as of March 31, 2003	F-43
Notes to Consolidated Financial Statements	F-52

2. Exhibits

a.	Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

b.	Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.2 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

d.1

Specimen Common Stock Certificate (Incorporated by reference to Exhibit d.1 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

d.2

Third Amended and Restated Registration Rights Agreement by and among MCG Capital Corporation and certain stockholders (Incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

e.

Dividend Reinvestment Plan (Incorporated by reference to Exhibit e to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

f.1

Sale and Servicing Agreement among MCG Master Trust, MCG Finance Corporation II and MCG Capital Corporation (formerly MCG Credit Corporation), dated as of June 1, 2000, as amended by a certain Amendment No. 1, dated as of September 1, 2000, Amendment No. 2, dated as of June 6, 2001 (Incorporated by reference to Exhibit f.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001), Amendment No. 3, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.1 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002), and Amendment No. 4, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.2 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2002).

f.2

Note Purchase Agreement among MCG Master Trust, MCG Capital Corporation (formerly MCG Credit Corporation), Variable Funding Capital Corporation, and Wachovia Corporation (formerly First Union Securities, Inc.), dated as of June 1, 2000, as amended by Amendment No. 1, effective as of June 6, 2001 (Incorporated by reference to Exhibit f.2 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001), Amendment No. 2, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.2 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002), and Amendment No. 3, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.3 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2002).

f.3

Guaranty, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.3 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.4

Trust Agreement between MCG Finance Corporation II and Wilmington Trust Company, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.4 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.5

Trust Certificate, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.5 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.6

MCG Master Trust Class A Note issued to Variable Funding Capital Corporation, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.6 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.7

MCG Master Trust Class B Note issued to MCG Finance Corporation II, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.8

Indenture by and between MCG Master Trust and Norwest Bank Minnesota, National Association, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.8 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.9

Series 2000-1 Terms Supplement to the Indenture dated as of June 1, 2000 between MCG Master Trust and Norwest Bank Minnesota, N.A., as amended by Amendment No. 1, dated as of June 6, 2001 (Incorporated by reference to Exhibit f.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001), Amendment No. 2, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.9 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002), and Amendment No. 3, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.10 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2002).

f.10

Commercial Loan Sale Agreement between MCG Capital Corporation and MCG Finance Corporation II, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.10 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.11

Letter Agreement by and among MCG Master Trust, MCG Capital Corporation (formerly MCG Credit Corporation), Variable Funding Capital Corporation and Wachovia Securities, Inc. (formerly First Union Securities, Inc.), dated as of June 6, 2001 (Incorporated by reference to Exhibit f.11 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.12

Sale and Servicing Agreement by and among MCG Commercial Loan Trust 2001-1, MCG Finance III, LLC, MCG Capital Corporation and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.13 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.13

Note Purchase Agreement among MCG Commercial Loan Trust 2001-1, MCG Capital Corporation, MCG Finance III, LLC and Wachovia Securities, Inc. (formerly First Union Securities, Inc.), dated as of December 19, 2001 (Incorporated by reference to Exhibit 10.14 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.14

Trust Agreement between MCG Finance III, LLC and Wilmington Trust Company, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.15 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.15		MCG Commercial Loan Trust 2001-1 Trust Certificate, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.16 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.16		MCG Commercial Loan Trust 2001-1 Class A Note, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.17 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.17		MCG Commercial Loan Trust 2001-1 Class B Note, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.18 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.18

MCG Commercial Loan Trust 2001-1 Class C Note issued to MCG Finance III, LLC, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.19 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.19

Indenture between MCG Commercial Loan Trust 2001-1 and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.20 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.20

Commercial Loan Sale Agreement between MCG Capital Corporation and MCG Finance III, LLC, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.21 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

h.1	+	Form of Underwriting Agreement, if applicable.

h.2

Stock Purchase Agreement by and between MCG Capital Corporation and FBR Asset Investment Corporation (Incorporated by reference to Exhibit 10.22 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.1

401(k) Plan (Incorporated by reference to Exhibit i.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.2

Deferred Compensation Plan (Incorporated by reference to Exhibit i.2 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.3

Form of Restricted Stock Agreement for administrative personnel (Incorporated by reference to Exhibit i.3 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.4

Form of Restricted Stock Agreement for staff professionals (Incorporated by reference to Exhibit i.4 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.5

Form of Restricted Stock Agreement for senior management (Incorporated by reference to Exhibit i.6 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.6

Restricted Stock Agreement between the Company and Bryan J. Mitchell, dated November 28, 2001 (Incorporated by reference to Exhibit 10.29 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.7

Restricted Stock Agreement between the Company and Robert J. Merrick, dated November 28, 2001 (Incorporated by reference to Exhibit 10.30 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.8

Restricted Stock Agreement between the Company and B. Hagen Saville, dated November 28, 2001 (Incorporated by reference to Exhibit 10.31 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.9

Restricted Stock Agreement between the Company and Steven F. Tunney, dated November 28, 2001 (Incorporated by reference to Exhibit 10.32 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.10

Form of Restricted Stock Agreements for directors (Incorporated by reference to Exhibit i.7 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.11	Promissory Note issued to Bryan J. Mitchell, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.34 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.12	Promissory Note issued to B. Hagen Saville, dated November 28, 2001 (Incorporated by reference to Exhibit 10.35 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.13	Promissory Note issued to Steven F. Tunney, dated November 28, 2001 (Incorporated by reference to Exhibit 10.36 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.14

Form of Promissory Note issued to senior management (Incorporated by reference to Exhibit i.8 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.15

Form of Promissory Note issued to employees (Incorporated by reference to Exhibit i.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.16

Pledge Agreement between the Company and Bryan J. Mitchell, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.39 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.17

Pledge Agreement between the Company and B. Hagen Saville, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.40 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.18

Pledge Agreement between the Company and Steven F. Tunney, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.41 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.19

Form of Pledge Agreement between the Company and employees (Incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.20

Form of Amended and Restated Promissory Note issued to senior management. (Incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

i.21

Form of Pledge Agreement between the Company and senior management, dated as of June 24, 1998 (Incorporated by reference to Exhibit i.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.22

Amended and Restated Employment Agreement between MCG Capital Corporation and Bryan J. Mitchell, dated as of November 3, 2002 (Incorporated by reference to Exhibit 10.51 filed with MCG Capital’s Form 10-Q for the quarter ended September 30, 2002).

i.23

Employment Agreement between MCG Capital Corporation and Robert J. Merrick, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.47 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.24

Employment Agreement between MCG Capital Corporation and B. Hagen Saville, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.48 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.25

Employment Agreement between MCG Capital Corporation and Steven F. Tunney, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.49 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.26

Deed of Lease by and between Twin Towers II Associates Limited Partnership, as landlord, and MCG Capital Corporation, as tenant, dated as of September 24, 2002 (Incorporated by reference to Exhibit 10.50 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2002).

i.27

Omnibus Amendment dated as of December 27, 2001 between MCG Capital Corporation, MCG Finance Corporation II, MCG Master Trust, Wells Fargo Bank, Wilmington Trust Company, Variable Funding Capital Corp., and Wachovia Corporation (formerly First Union Securities, Inc.), to amend certain basic documents in connection with converting MCG Finance Corporation II, a Delaware corporation, to MCG Finance II, LLC, a Delaware Limited Liability Company (Incorporated by reference to Exhibit f.11.1 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002).

i.28

Letter Agreement, dated as of January 27, 2003, by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. regarding waiver of covenant under Note Purchase Agreement, dated June 1, 2000 (as amended), by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. (Incorporated by reference to Exhibit 10.53 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

i.29

Letter Agreement, dated as of February 14, 2003, by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. regarding waiver of covenant under Note Purchase Agreement, dated June 1, 2000 (as amended), by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. (Incorporated by reference to Exhibit 10.54 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

i.30

Amendment No. 4 to Series 2000-1 Term Supplement, dated February 14, 2003, between MCG Master Trust and Wells Fargo Bank Minnesota, National Association (Incorporated by reference to Exhibit 10.55 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

j	Custodial Agreement between the Company and Riggs Bank, N.A. (Incorporated by reference to Exhibit 10.45 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

l*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of Sutherland Asbill & Brennan LLP. See Exhibit 1.

n.2*	Consent of Ernst & Young LLP.

n.3*	Report of Ernst & Young LLP regarding “Senior Securities” table contained herein.

n.4*	Letter regarding Unaudited Interim Financial Information.

r

Code of Ethics. (Incorporated by reference to Exhibit r filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

*	Filed herewith.
+	To be filed by amendment.

Item 25. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 105 of the prospectus is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

Item 26. Other Expenses of Issuance and Distribution

SEC registration fee	$15,018
NASD filing fee	19,063
Nasdaq listing fee	45,000
Accounting fees and expenses	125,000
Legal fees and expenses	250,000
Printing expenses	150,000
Registrar and transfer agent’s fees	10,500
Miscellaneous fees and expenses	35,419

TOTAL	$650,000

Note:	all listed amounts are estimates.

Item 27. Persons Controlled by or Under Common Control

The following list sets forth each of MCG Capital Corporation’s subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by MCG Capital Corporation in such subsidiary:

MCG Finance Corporation I H (Delaware)	100%
MCG Finance I, LLC (Delaware)	100%
MCG Finance II, LLC (Delaware)	100%
MCG Finance III, LLC (Delaware)	100%

Currently, each of MCG Capital Corporation’s subsidiaries are consolidated with MCG Capital Corporation for financial reporting purposes. MCG Capital Corporation also indirectly controls (i) EEI Holding’s Corporation, Inc., a Maryland corporation, and UMAC, Inc., a Delaware corporation, both wholly owned subsidiaries of MCG Finance I, LLC and Working Mother Media, Inc., a Delaware corporation, a majority owned subsidiary of MCG Finance I, LLC; (ii) MCG Master Trust, a wholly owned subsidiary of MCG Finance

II, LLC that is organized as a business trust under Delaware law; (iii) MCG Commercial Loan Trust, a wholly owned subsidiary of MCG Finance III, LLC that is organized as a business trust under Delaware law; and (iv) MCG Merger Sub, Inc., a Delaware Corporation wholly owned by MCG Credit Corporation. In addition, MCG Capital Corporation may be deemed to control certain portfolio companies (in addition to Working Mother Media, Inc. and UMAC, Inc.). For a more detailed discussion of these entities, see “Business—Our Subsidiaries” and “Portfolio Companies” in the prospectus.

Item 28. Number of Holders of Securities

The following table sets forth the approximate number of record holders of MCG’s capital stock as of July 2, 2003:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	111

We have one holder of our debt under our variable funding securitization facility arranged by Wachovia Securities, and 15 holders of our debt under our term funding securitization agreement arranged by Wachovia Securities.

Item 29. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, MCG Capital’s restated certificate of incorporation also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of MCG, or is or was serving at the request of MCG as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 and MCG Capital’s restated certificate of incorporation, is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our restated certificate of incorporation.

We have obtained primary and excess insurance policies insuring our directors and officers and those of our subsidiaries against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

See also Articles VI and VII of the Restated Certificate of Incorporation.

Item 30. Business and Other Connections of Investment Adviser

Not applicable.

Item 31. Location of Accounts and Records

We will maintain at our principal offices physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

We hereby undertake:

(1)  to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)  that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

(4)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5)  that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on July 3, 2003.

MCG CAPITAL CORPORATION

By:	/s/ BRYAN J. MITCHELL
Bryan J. Mitchell Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of MCG Capital Corporation hereby constitute and appoint Bryan J. Mitchell and Samuel G. Rubenstein and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRYAN J. MITCHELL Bryan J. Mitchell	Director and Chief Executive Officer (Principal Executive Officer)	July 3, 2003

/s/ STEVEN F. TUNNEY Steven F. Tunney	Director, President and Chief Operating Officer	July 3, 2003

/s/ JANET C. PERLOWSKI Janet C. Perlowski	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	July 3, 2003

/s/ WALLACE B. MILLNER, III Wallace B. Millner, III	Chairman of the Board of Directors	July 3, 2003

/s/ NORMAN W. ALPERT Norman W. Alpert	Director	July 3, 2003

/s/ JOSEPH H. GLEBERMAN Joseph H. Gleberman	Director	July 3, 2003

Signature	Title	Date

/s/ JEFFREY M. BUCHER Jeffrey M. Bucher	Director	July 3, 2003

/s/ KENNETH J. O’KEEFE Kenneth J. O’Keefe	Director	July 3, 2003

/s/ ROBERT J. MERRICK Robert J. Merrick	Director	July 3, 2003

/s/ MICHAEL A. PRUZAN Michael A. Pruzan	Director	July 3, 2003